    As filed with the Securities and Exchange Commission on August 24, 2005

                                                              File No. 811-03626


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY


                                 CITIZENS FUNDS
               (Exact Name of Registrant as Specified in Charter)

          One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152



                                     June 30
                            (Date of fiscal year end)

                                  June 30, 2005
                           (Date of reporting period)

ITEM 1. REPORT TO SHAREHOLDERS

                             [CITIZENS FUNDS LOGO]

                            ("GRAPHIC OF DOLPHINS")

                               2005 ANNUAL REPORT

                          AND SUPPLEMENTAL COMMENTARY



                         NOT A PART OF THE ANNUAL REPORT

                                TABLE OF CONTENTS

SUPPLEMENTAL COMMENTARY
Letter from the president                                              1
Citizens focus: Advocating on your behalf                              3
Citizens focus: Market overview                                        6

ANNUAL REPORT
Risks of mutual fund investing                                         8
Benchmarks                                                             9
Portfolio review                                                      11
Portfolio composition                                                 38
Report of independent registered public accounting firm               40
Citizens Funds holdings                                               41
Statements of assets and liabilities                                  64
Statements of operations                                              66
Statements of changes in net assets                                   68
Financial highlights                                                  72
Financial notes                                                       78
Supplemental information                                              86
Shareholder services                                                  97

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE CALL 800.223.7010 OR VISIT WWW.CITIZENSFUNDS.COM FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.



NOT A PART OF THE ANNUAL REPORT

LETTER FROM THE PRESIDENT

Dear Shareholder,

The twelve months ended June 30, 2005 have been good ones for Citizens Funds. The financial markets have been doing well, and so have we. It is satisfying to see the positive results for our shareholders from the investments we have made over the last three years in research, investment personnel and related information technology. Our goal at Citizens has always been to create strong financial returns by investing in financially promising companies that are managed with a high level of corporate responsibility. I believe we made significant progress toward reaching that goal in fiscal 2005.

Our flagship Citizens Core Growth Fund* led by portfolio manager Jon White was a particular highlight in fiscal 2005, celebrating its ten year anniversary during the period. Jon's disciplined, high quality, growth strategy has been quite effective and the results are evident in the fund's performance. Citizens Core Growth Fund standard shares placed in the 9th percentile of 672 large-cap growth funds tracked by Lipper based on its one year total return ending June 30, 2005. For the fund's 10 year annualized total return, Lipper placed it in the 31st percentile in a peer group of 142 funds, and for the 5 year annualized total return Lipper placed it in the 49th percentile in a peer group of 438 funds as of the end of the period. As you consider your investment options, I hope you will take a look at this fund.

One source of strong performance for a number of our funds over those twelve months came directly from our research effort and stock selection within the energy sector. In 2003, one of our initiatives was to identify the best energy companies that met our high standards for corporate and environmental responsibility so that we would be ready to invest, should the energy theme develop. We believed at the time, energy could be an important investment theme in the future. As it turned out energy has been a very strong area and our shareholders invested in those of our funds with energy holdings, have benefited nicely.

NOT A PART OF THE ANNUAL REPORT           (CONTINUED)

"Our flagship Citizens Core Growth Fund*             ("PHOTO OF SOPHIA COLLIER")
led by portfolio manager Jon White was
a particular highlight in 2005... Jon's
disciplined, high quality, growth strategy has been quite effective and the results are evident in the fund's performance."

I was interested to see a cover story in a recent issue of Forbes magazine entitled "GE Goes Green." General Electric (GE) has long been a rejected company at Citizens based on its environmental record and military sales. GE's chairman and CEO Jack Welch retired in 2002, ushering in a new era for the company. While it is going to take a lot more progress than was described by Forbes for Citizens to invest in GE, it is encouraging to see a very large company begin moving in more positive directions. One of the key innovations at GE (and elsewhere) is improving Light Emitting Diode (LED) technology. The energy saving potential from this type of improvement is enormous, and it is thought that these low-level power devices can one day replace light bulbs.

In the coming years, I believe we will see a continuation of the dramatic increases in development in the emerging world. It is crucial for our global environment that energy efficient technologies take hold. It is encouraging to see progress in energy efficient technologies under development by our portfolio companies. We will continue to research this area and look forward to developing this, and other promising investment themes, in the coming year.

Sincerely yours,

-s- Sophia Collier

Sophia Collier
President


* See pages 8-10 for important fund risks and benchmark and other disclosures. In considering performance of the funds for the twelve month period, you should also consider the funds' longer term track record described elsewhere in this report. Of course, past performance does not guarantee future results.



NOT A PART OF THE ANNUAL REPORT        2

CITIZENS FOCUS

ADVOCATING ON YOUR BEHALF
We are making headway in our efforts to change how companies define, manage and report on environmental and corporate governance performance. During the year Citizens Advisers became a founding supporter of SIRAN (Social Investment Research Analyst Network). SIRAN, a working group of the Social Investment Forum, is an analyst network that supports more than 100 North American social research analysts from 30 investment firms, research providers, and affiliated investor groups.

Citizens is an active participant in SIRAN's project to benchmark use of the Global Reporting Initiative's (GRI) Sustainability Reporting Requirements, by companies in the U.S. S&P 100 Index. The goal of the project is to have 25% of the S&P 100 referencing the GRI in their Corporate Social Responsibility (CSR) reports by the end of 2005.

          We require at least one element of diversity     ("PHOTO OF
       on the board or the top two tiers of management     DAVID LOEHWING, SR.")
     for domestic or global companies to be considered
for inclusion in our portfolios... It is startling how
         many of the nation's largest companies do not
                   publicly disclose this information.
------------------------------------------------------
           David Loehwing, Sr. Social Research Analyst

Another important SIRAN initiative we focused on was to engage companies on the issue of increasing and improving disclosure of Equal Employment Opportunity
(EEO) data. Citizens wrote to S&P 100 Index companies to encourage the disclosure of this information. We require at least one element of diversity on the board or the top two tiers of management, for domestic or global companies to be considered for inclusion in our portfolios. We believe this information gives us a better perspective on a company's commitment to hiring, retaining and promoting a diverse

S&P 100 INDEX COMPANIES EE0-1 DATA DISCLOSURE SURVEY

                                                                  YES      NO
--------------------------------------------------------------------------------
Company provides full public EEO-1 disclosure                       8      92
Company provides full EEO-1 disclosure to analysts on request      59      41
Company provides partial public EEO-1 disclosure                   26      74
-------------------------------------------------------------------------------

(Source: SIRAN June 2005, http://www.siran.org/eeo1.php)



                                        3        NOT A PART OF THE ANNUAL REPORT
workforce. While companies with more than 100 employees are required by law to report the data, it is startling how many of the nation's largest companies do not publicly disclose this information.

WHY DISCLOSURE IS IMPORTANT
Seeking to minimize risk is a key element of our investment process. We believe companies that integrate sustainability reporting into their operations will be better prepared to manage, track and evaluate the effectiveness of environmental management, community involvement, diversity and corporate governance initiatives. A growing body of evidence suggests companies may avoid lawsuits and liabilities, market exclusion and damaged reputations through increased monitoring and reporting. We believe companies with strong fundamentals that are actively working to evaluate and report on the costs and benefits of sustainability initiatives may pose less risk to long-term investors.

COSMETICS SAFETY
Citizens joined other SRI investors to engage in dialogs with global cosmetics manufacturers Estee Lauder and Avon on their toxics reduction and ingredient reformulation efforts. A European Union (EU) directive banning toxic and carcinogenic ingredients (CMRs) requires companies to reformulate products sold and distributed in the EU. However, the U.S. currently does not require the reformulation of ingredients used in cosmetics and personal care products sold in the U.S. Despite the lack of U.S. regulation requiring reformulation, we believe shareholder value is at risk in companies that do not proactively reformulate products sold in the U.S. We feel the increased level of awareness of health risks posed by carcinogenic ingredients will raise consumer demand for reformulated cosmetics and personal care products. We believe companies that move forward with reformulation will have a competitive advantage.

("PHOTO OF             We feel the increased level of awareness of
VESELA VELEVA SC.D.")  health risks posed by carcinogenic ingredients will raise consumer demand for reformulated cosmetics
                       and personal care products. We believe companies
                       that move forward with reformulation will have a
                       competitive advantage.
                       ------------------------------------------------------
                       Vesela Veleva Sc.D., Social Research Analyst



NOT A PART OF THE ANNUAL REPORT        4

Citizens' Dr. Vesela Veleva's paper entitled "New EU rules for the cosmetics industry: What do they mean for U.S. companies and stakeholders?" compares and contrasts the EU directive with current U.S. requirements. An excerpt of the paper, to be published later this year in Corporate Environmental Strategy
(CES), will be made available on our website at www.citizensfunds.com.

We will watch this issue closely to help us identify which companies will be the leaders and which will be the laggards to improve the safety of personal care products we use every day. Of particular interest will be companies moving forward to find alternatives to testing such products on animals.

OUTLOOK
We remain encouraged by the increased awareness and media attention of corporate governance and environmental issues. Our focus to identify companies providing robust disclosure of corporate, social and environmental performance will continue, as will our work with companies we hold to help them improve their social/environmental disclosure. We believe increased disclosure helps make companies better corporate citizens and strong investment candidates.

                 We believe increased disclosure helps make     ("PHOTO OF
             companies better corporate citizens and strong     JOANNE DOWDELL")
                                     investment candidates.
-----------------------------------------------------------
 Joanne Dowdell, Vice President -- Corporate Responsibility



                                       5         NOT A PART OF THE ANNUAL REPORT

CITIZENS FOCUS

MARKET OVERVIEW

The financial markets had a positive year for Citizens    ("PHOTO OF JON WHITE")
Funds' fiscal 2005, the twelve months ended June 30, 2005. The S&P 500 Index, a proxy for large cap stocks in the United States was up 6.32% for the period and the Lehman Brothers U.S. Aggregate Index, which is representative of the domestic fixed income markets, was up 6.80%. Smaller stocks did even better in the period with the S&P 600 SmallCap Index up 13.45% during the period. The route to these solid returns, however, was anything, but average. It is said that the stock market climbs a "wall of worry." This pattern was highly evident during the fiscal year.

                                                     Jon White, CFA,
                                                     Chief Market Strategist

                                                     Strong earnings reports and
                                                     signs of economic growth
                                                     rekindled the markets in
                                                     the last quarter.

The fiscal year began with a sharp sell off in the markets. Investor attention was focused on the prospect of the economy slowing as a result of high oil prices and rising interest rates. Small cap stocks were particularly hard hit, and few sectors were immune from what seemed to be indiscriminate selling pressure. As the fall season came, investor sentiment improved as it became apparent the economy was stronger than many thought. Corporate profits, which serve as a sometimes humbling, sometimes exhilarating reality check on investor opinions, came in stronger than many predicted. In November and December the U.S. stock market had a strong rally. Small cap stocks had the best results during this period, but most sectors participated with excellent gains.

Profit taking and the reemergence of fears of slowing growth caused negative returns for virtually all stock market indices in the third quarter of the fiscal year, but strong earnings reports and signs of economic growth rekindled the markets in the last quarter.

NOT A PART OF THE ANNUAL REPORT        6

During the fiscal year "value" strategies, which typically focus on inexpensive, slower growing stocks outperformed "growth" strategies, which seek companies with high growth forecasts. However, this pattern may be changing. For the last five years, value stocks have outperformed growth stocks. In the last quarter of the fiscal year, growth stocks began to show signs of improvement and many believe growth stocks are overdue for a period of outperformance versus value stocks.

Concerns about the pace of the economic recovery and inflation spurred the Federal Reserve to move the federal funds rate to what is considered a more neutral level. The Federal Reserve raised its target for the federal funds rate eight times during the fiscal year, mostly expected and anticipated by the markets. Consequently, the short term interest rates increased and longer term rates decreased, during the same period. At present, the federal funds futures market is pricing in even more increases to the federal funds rate. We believe this is a reasonable expectation under current economic conditions, and the resulting increase in the cost of borrowing may temper the robust growth we witnessed during the fiscal year.

Looking ahead we believe market sentiment is improving. While the market has not returned to the highs of March 2000, indexes have been steadily climbing the "wall of worry." For example, the S&P 500 Index has returned 55.5% since the market low in October 2002. These gains have been based on a strong recovery in corporate earnings, a satisfying and appropriate foundation for increasing value.



                                       7         NOT A PART OF THE ANNUAL REPORT

RISKS OF MUTUAL FUND INVESTING

As with any fund that invests in stocks or fixed-income securities, the value of your investment will fluctuate in response to individual company actions, as well as general economic, political and market conditions. Reactions to these factors may differ among various stock types, and investments in specific funds may present unique risks -- and benefits -- given the nature of their focus. Many of these risks are discussed below and additional information on risks may also be found in the Citizens Funds prospectus.

GROWTH INVESTING RISKS

Growth stocks may be especially volatile, because their prices are largely based on future earnings.

VALUE INVESTING RISKS

Value stocks may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced.

SMALL- AND MEDIUM-SIZED COMPANY RISKS

Small- and medium-sized companies pose unique investment risks as they may have less seasoned management, limited product lines, financing and market share challenges, and shares that trade with more volatility, less frequently or in smaller volumes.

INDEX-RELATED RISKS

The performance of the Citizens 300 Fund may deviate from that of the Citizens Index due to factors such as fund fees and expenses and the fund's composition differing from that of the index.

FOREIGN INVESTING RISKS

Foreign markets pose unique investment risks, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

FIXED-INCOME INVESTING RISKS

Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment. There is also the chance that some of the fund's holdings will have their credit ratings down-graded or may default, potentially reducing the fund's income level and share price.

HIGH-YIELD SECURITY RISKS

High-yield securities offer the potential for higher returns but present significant volatility and risk of loss of principal and interest.

MONEY MARKET RISKS

Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

BENCHMARKS

When evaluating performance of any investment, it is useful to look at both absolute and relative return. In other words, how much did the fund generate or lose for shareholders in the reporting period, and how did that performance compare to the fund's benchmark? We present this information in each of our portfolio reviews. Below is a brief description of the benchmarks we use. Please keep in mind that these benchmark indices are unmanaged, meaning you can't invest directly in them, and their performance does not reflect the impact of fees and expenses that apply to our funds.

The S&P 500 INDEX includes a representative sample of 500 leading companies in the U.S. economy, focused on the large-cap segment.

The S&P SMALLCAP 600 INDEX includes small-sized U.S. companies.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index covers the large-cap segment of the U.S. equity universe.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index covers the mid-cap segment of the U.S. equity universe; it includes the smallest 800 securities in the Russell 1000 Index.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index covers the small-cap segment of the U.S. equity universe.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a market capitalization-weighted equity index of over 1,500 stocks traded in 23 world markets.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX is comprised of taxable, investment grade fixed-income securities, including government, corporate, mortgage and asset-backed securities.

The BLENDED INDEX is comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index.

The MERRILL LYNCH 1-YEAR TREASURY INDEX tracks the performance of U.S. Treasury notes with maturities of approximately one year. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Ltd.

The CITIZENS INDEX, though not one of our benchmarks, consists of 300 mostly U.S. companies that meet Citizens Advisers financial and social criteria. The Citizens 300 Fund seeks to replicate the composition and performance of the Citizens Index.

CITIZENS 300 FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
Long-term capital appreciation
INVESTMENT STRATEGY
Invests mainly in stocks and other equities of U.S. large-capitalization companies
INCEPTION DATE
Standard shares:       8.29.03
RISKS
Growth, value and index-related investing (See pages 8-10 for important fund risk and benchmark disclosures.)
WE BELIEVE ADHERING TO THE SELECTION OF COMPANIES WITHIN THE SOCIALLY RESPONSIBLE CITIZENS INDEX CAN BE AN INTELLIGENT WAY TO PARTICIPATE IN THE LARGE CAP UNIVERSE OF STOCKS.


HOW DID WE DO?

The Citizens 300 Fund returned 1.84% versus the benchmark S&P 500 Index return of 6.32% for the fiscal year ended June 30, 2005. The returns for the S&P 500 Index during this period were dominated by the benchmark's holdings in the energy and utility sectors, with each sector returning in excess of 38%. Although we managed a respectable return in excess of 34% for each of these sectors within our fund, relative to the benchmark these sectors underperformed, and we were underweighted in these same sectors versus the S&P 500 Index.

Two of the fund's four largest holdings, energy giant British Petroleum and Johnson & Johnson, were strong contributors to positive performance during the period. We believe the pharmaceutical giant, Johnson & Johnson, to be one of the best-run public pharmaceutical companies in the United States.

Among other notable winners in the fund were energy giant Conoco-Phillips and UnitedHealth Group. Conoco-Phillip's and UnitedHealth Group, both of whose stock prices provided double digit price appreciation for the period, contributed significantly to positive fund performance. Other sectors also contributed to positive performance of the fund, including our holdings in the telecommunications services sector, which returned 8.4%, and our holdings within the consumer discretionary sector, which returned 3.8%.

                                                               CITIZENS 300 FUND

PERFORMANCE (as of 6.30.05)

                                                                AVERAGE ANNUAL RETURN
                                                                 1              Since
                                               Ticker          Year           inception
---------------------------------------------------------------------------------------------
STANDARD SHARES                                CFCDX           1.84%            7.27%

PERFORMANCE OVER TIME (as of 6.30.05)

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over time for the index shown.

(PERFORMANCE OVERTIME)

CITIZENS 300 INDEX FUND

PERFORMANCE SINCE INCEPTION 8/29/03

DATE          CITIZENS 300 INDEX FUND       S&P 500 INDEX RETURN
----          -----------------------       -------------------
08/29/2003        $    10,000.00                $ 10,000.00
09/30/2003        $     9,890.00                $  9,894.00
10/31/2003        $    10,490.00                $ 10,454.00
11/30/2003        $    10,580.00                $ 10,546.00
12/31/2003        $    10,980.50                $ 11,098.61
01/31/2004        $    11,120.70                $ 11,302.82
02/29/2004        $    11,200.70                $ 11,459.93
03/31/2004        $    11,080.60                $ 11,286.88
04/30/2004        $    10,890.40                $ 11,109.68
05/31/2004        $    11,040.60                $ 11,261.88
06/30/2004        $    11,170.70                $ 11,480.36
07/31/2004        $    10,650.20                $ 11,100.36
08/31/2004        $    10,660.20                $ 11,145.10
09/30/2004        $    10,740.30                $ 11,265.80
10/31/2004        $    10,910.50                $ 11,437.94
11/30/2004        $    11,310.80                $ 11,900.72
12/31/2004        $    11,690.00                $ 12,305.70
01/31/2005        $    11,376.10                $ 12,005.75
02/28/2005        $    11,507.30                $ 12,258.35
03/31/2005        $    11,244.90                $ 12,041.26
04/30/2005        $    10,992.50                $ 11,812.47
05/31/2005        $    11,416.50                $ 12,188.34
06/30/2005        $    11,376.10                $ 12,205.65

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

The largest detractor from performance of the fund for the period was the pharmaceutical giant Pfizer, whose stock price ended the fiscal year with a decline of more than 19%. Pfizer struggled earlier in the second half of the fiscal year, as concerns over Cox-2 inhibitors (including Pfizer's Celebrex) made headlines. Our exposure to the technology sector, with an average weight of 16.9% during the fiscal year, also detracted from fund performance.

OUTLOOK

Looking ahead, we remain positive about the markets. We believe earnings growth will remain positive, but increasing costs of oil, energy and capital will dampen the acceleration of growth. We believe expansion will continue, though at decreasing rates as a result of the current economic environment. We believe adhering to the selection of companies within the socially responsible Citizens Index can be an intelligent way to participate in the large cap universe of stocks.

CITIZENS 300 FUND

CITIZENS CORE GROWTH FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
Long-term capital appreciation
INVESTMENT STRATEGY
Invests mainly in stocks of U.S. large-capitalization companies
INCEPTION DATES
Standard shares:       3.03.95
Institutional shares:    1.25.96
Administrative shares:  2.04.00
RISKS
Growth investing (See pages 8-10 for important fund risk and benchmark disclosures.)
OUR GOAL IS TO MAINTAIN A PORTFOLIO THAT IS WELL DIVERSIFIED, BUT SUFFICIENTLY CONCENTRATED SO GOOD IDEAS WILL MAKE A DIFFERENCE.


HOW DID WE DO?
The fund's standard shares returned 8.95% for the fiscal year ended June 30, 2005, while the Russell 1000 Growth Index returned 1.68%, and the S&P 500 Index returned 6.32% for the same period. The outperformance of the fund relative to the benchmark Russell 1000 Growth Index can be attributed to portfolio design and management. Over the period the number of holdings in the fund have been deliberately reduced, while still maintaining focus on diversification across sectors and quality stock selection criteria. Our goal is to maintain a portfolio that is well diversified, but sufficiently concentrated so good ideas will make a difference. Additionally, we believe the reduction in holdings has helped to avoid companies we believe will not contribute healthy returns to the fund.

Our fund strategy includes stock selection focused on consistency in delivering growth with strong stock price performance over time. Our purchase of Johnson and Johnson (JNJ) stock is truly reflective of our investment selection criteria at work, and contributed to positive fund performance during the period. The company is a strong leader in the industry of healthcare manufacturers' products serving the consumer, pharmaceutical and professional markets. We believe JNJ is a quality large cap company, has a strong management team and will deliver consistent growth, year over year, and we look forward to seeing what JNJ management has in store for the upcoming year.

                                                       CITIZENS CORE GROWTH FUND

PERFORMANCE (as of 6.30.05)

                                                         AVERAGE ANNUAL RETURN
                                                1          5          10          Since
                                  Ticker      Year       Years       Years      inception
---------------------------------------------------------------------------------------------
STANDARD SHARES                   WAIDX       8.95%      -8.59%      8.05%        8.73%
INSTITUTIONAL SHARES              WINIX       9.74%      -7.96%         NA        7.97%
ADMINISTRATIVE SHARES             CGADX       9.38%      -8.22%         NA       -7.33%

PERFORMANCE OVER TIME (as of 6.30.05)

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over time for the indexes shown.

(PERFORMANCE OVERTIME)

CITIZENS CORE GROWTH FUND - STANDARD SHARES

PERFORMANCE SINCE INCEPTION 03/03/95

DATE                    CITIZENS CORE GROWTH FUND             RUSSELL 1000 GROWTH         S&P 500
----                    -------------------------             -------------------        -----------
3/3/95                      $       10,000.00                    $   10,000.00             $ 10,000.00
03/31/1995                  $       10,100.00                    $   10,292.00             $ 10,340.00
04/30/1995                  $       10,400.00                    $   10,517.39             $ 10,644.00
05/31/1995                  $       10,530.00                    $   10,883.40             $ 11,069.76
06/30/1995                  $       10,940.00                    $   11,303.50             $ 11,326.57
07/31/1995                  $       11,360.00                    $   11,773.72             $ 11,702.62
08/31/1995                  $       11,450.00                    $   11,786.68             $ 11,731.87
09/30/1995                  $       11,860.00                    $   12,330.04             $ 12,226.96
10/31/1995                  $       11,970.00                    $   12,338.67             $ 12,182.94
11/30/1995                  $       12,330.00                    $   12,818.65             $ 12,717.77
12/31/1995                  $       12,405.00                    $   12,891.71             $ 12,963.23
01/31/1996                  $       12,646.60                    $   13,322.30             $ 13,403.97
02/26/1996                  $       12,878.20                    $   13,566.09             $ 13,528.63
03/31/1996                  $       12,858.10                    $   13,583.73             $ 13,658.51
04/30/1996                  $       13,200.40                    $   13,940.98             $ 13,859.29
05/31/1996                  $       13,593.10                    $   14,427.52             $ 14,216.86
06/30/1996                  $       13,502.50                    $   14,447.72             $ 14,270.88
07/31/1996                  $       12,908.40                    $   13,601.09             $ 13,640.11
08/30/1996                  $       13,230.60                    $   13,951.99             $ 13,927.91
09/30/1996                  $       14,076.40                    $   14,967.70             $ 14,712.06
10/31/1996                  $       14,428.80                    $   15,057.50             $ 15,118.11
11/30/1996                  $       15,627.10                    $   16,188.32             $ 16,261.04
12/31/1996                  $       15,266.30                    $   15,871.03             $ 15,939.07
01/31/1997                  $       16,415.60                    $   16,983.59             $ 16,935.26
2/28/97                     $       16,517.30                    $   16,868.10             $ 17,067.36
03/31/1997                  $       15,551.10                    $   15,955.54             $ 16,365.89
04/30/1997                  $       16,669.90                    $   17,014.99             $ 17,342.93
05/31/1997                  $       17,697.10                    $   18,243.47             $ 18,399.11
06/30/1997                  $       18,348.00                    $   18,973.21             $ 19,223.40
07/31/1997                  $       20,188.90                    $   20,650.44             $ 20,753.58
08/29/1997                  $       19,110.80                    $   19,442.39             $ 19,591.38
09/30/1997                  $       20,158.40                    $   20,398.95             $ 20,664.98
10/31/1997                  $       19,354.90                    $   19,644.19             $ 19,974.77
11/29/1997                  $       20,402.50                    $   20,479.07             $ 20,899.61
12/31/1997                  $       20,603.90                    $   20,708.44             $ 21,259.08
01/31/1998                  $       21,201.70                    $   21,327.62             $ 21,495.05
02/28/1998                  $       22,867.10                    $   22,931.45             $ 23,044.85
03/31/1998                  $       23,977.30                    $   23,846.42             $ 24,224.74
04/30/1998                  $       24,222.90                    $   24,175.50             $ 24,469.41
05/31/1998                  $       23,529.00                    $   23,488.92             $ 24,048.54
06/30/1998                  $       25,044.90                    $   24,926.44             $ 25,024.91
07/31/1998                  $       24,938.10                    $   24,761.92             $ 24,759.65
08/31/1998                  $       21,212.40                    $   21,045.16             $ 21,179.40
09/30/1998                  $       23,069.90                    $   22,661.43             $ 22,537.00
10/31/1998                  $       24,767.30                    $   24,483.41             $ 24,369.26
11/30/1998                  $       26,635.60                    $   26,346.59             $ 25,846.04
12/31/1998                  $       29,412.00                    $   28,723.06             $ 27,334.77
01/31/1999                  $       31,679.40                    $   30,409.10             $ 28,477.36
02/28/1999                  $       29,757.50                    $   29,019.40             $ 27,591.72
03/31/1999                  $       31,042.40                    $   30,548.73             $ 28,695.39
04/30/1999                  $       31,873.70                    $   30,588.44             $ 29,805.90
05/31/1999                  $       31,020.80                    $   29,649.37             $ 29,102.48
06/30/1999                  $       32,953.50                    $   31,724.83             $ 30,717.67
07/31/1999                  $       32,251.70                    $   30,715.98             $ 29,759.27
08/31/1999                  $       31,981.70                    $   31,216.65             $ 29,613.45
09/30/1999                  $       31,204.30                    $   30,561.10             $ 28,802.04
10/31/1999                  $       33,223.40                    $   32,868.46             $ 30,625.21
11/30/1999                  $       34,637.90                    $   34,643.36             $ 31,246.91
12/31/1999                  $       37,497.40                    $   38,246.27             $ 33,087.35
01/31/2000                  $       35,181.60                    $   36,452.52             $ 31,426.36
02/29/2000                  $       36,060.00                    $   38,235.05             $ 30,832.41
03/31/2000                  $       39,539.40                    $   40,972.68             $ 33,847.81
04/30/2000                  $       37,109.60                    $   39,022.38             $ 32,829.00
05/31/2000                  $       35,170.20                    $   37,055.65             $ 32,156.00
06/30/2000                  $       37,178.00                    $   39,864.47             $ 32,950.25
07/31/2000                  $       36,151.30                    $   38,202.12             $ 32,436.23
08/31/2000                  $       38,227.50                    $   41,659.41             $ 34,450.52
09/30/2000                  $       35,215.90                    $   37,718.43             $ 32,631.53
10/31/2000                  $       35,489.60                    $   35,934.35             $ 32,494.48
11/30/2000                  $       30,698.40                    $   30,637.63             $ 29,933.92
12/31/2000                  $       29,715.00                    $   29,669.48             $ 30,080.59
01/31/2001                  $       32,157.20                    $   31,719.64             $ 31,148.45
02/28/2001                  $       27,056.30                    $   26,333.64             $ 28,307.71
03/31/2001                  $       24,710.40                    $   23,468.54             $ 26,513.00
04/30/2001                  $       27,032.30                    $   26,437.32             $ 28,573.07
05/31/2001                  $       27,080.40                    $   26,048.69             $ 28,764.50
06/30/2001                  $       26,611.20                    $   25,444.36             $ 28,065.53
07/31/2001                  $       26,310.40                    $   24,808.25             $ 27,790.49
08/31/2001                  $       24,277.30                    $   22,778.93             $ 26,050.80
09/30/2001                  $       21,811.10                    $   20,505.60             $ 23,945.90
10/31/2001                  $       22,304.30                    $   21,582.14             $ 24,403.26
11/30/2001                  $       24,385.60                    $   23,656.18             $ 26,274.99
12/31/2001                  $       24,301.40                    $   23,611.24             $ 26,506.21
01/31/2002                  $       23,904.40                    $   23,193.32             $ 26,119.22
02/28/2002                  $       23,002.10                    $   22,230.79             $ 25,615.12
03/31/2002                  $       23,880.30                    $   22,999.98             $ 26,578.25
04/30/2002                  $       22,448.70                    $   21,123.18             $ 24,967.61
05/31/2002                  $       22,039.70                    $   20,612.00             $ 24,782.85
06/30/2002                  $       20,126.80                    $   18,705.39             $ 23,018.31
07/31/2002                  $       18,635.10                    $   17,676.59             $ 21,225.18
08/31/2002                  $       18,562.90                    $   17,729.62             $ 21,365.27
09/30/2002                  $       16,914.70                    $   15,891.06             $ 19,042.86
10/31/2002                  $       18,466.60                    $   17,348.27             $ 20,718.64
11/30/2002                  $       19,296.70                    $   18,290.28             $ 21,938.96
12/31/2002                  $       18,045.60                    $   17,026.43             $ 20,651.15
01/31/2003                  $       17,516.20                    $   16,612.68             $ 20,110.09
02/28/2003                  $       17,323.70                    $   16,536.26             $ 19,808.44
03/31/2003                  $       17,480.10                    $   16,843.84             $ 20,000.58
04/30/2003                  $       18,562.90                    $   18,088.60             $ 21,648.62
05/31/2003                  $       19,597.50                    $   18,991.22             $ 22,789.51
06/30/2003                  $       19,777.90                    $   19,253.30             $ 23,081.21
07/31/2003                  $       20,283.20                    $   19,732.71             $ 23,487.44
08/31/2003                  $       20,908.80                    $   20,224.05             $ 23,945.45
09/30/2003                  $       20,391.50                    $   20,007.65             $ 23,691.63
10/31/2003                  $       21,642.70                    $   21,132.08             $ 25,032.57
11/30/2003                  $       21,823.10                    $   21,353.97             $ 25,252.86
12/31/2003                  $       22,220.10                    $   22,092.82             $ 26,576.11
01/31/2004                  $       22,352.40                    $   22,543.51             $ 27,065.11
02/29/2004                  $       22,280.30                    $   22,687.79             $ 27,441.31
03/31/2004                  $       22,015.60                    $   22,265.80             $ 27,026.95
04/30/2004                  $       21,402.00                    $   22,007.51             $ 26,602.63
05/31/2004                  $       21,726.90                    $   22,416.85             $ 26,967.08
06/30/2004                  $       21,775.00                    $   22,697.06             $ 27,490.24
07/31/2004                  $       20,896.80                    $   21,414.11             $ 26,580.32
08/31/2004                  $       20,644.10                    $   21,308.50             $ 26,687.44
09/30/2004                  $       21,317.80                    $   21,511.32             $ 26,976.46
10/31/2004                  $       21,714.80                    $   21,846.76             $ 27,388.66
11/30/2004                  $       22,689.30                    $   22,598.05             $ 28,496.81
12/31/2004                  $       23,363.00                    $   23,483.76             $ 29,466.55
01/31/2005                  $       22,857.70                    $   22,700.66             $ 28,748.30
02/28/2005                  $       23,206.60                    $   22,942.49             $ 29,353.17
03/31/2005                  $       22,978.00                    $   22,524.24             $ 28,833.32
04/30/2005                  $       22,376.50                    $   22,095.79             $ 28,285.49
05/31/2005                  $       23,314.90                    $   23,164.52             $ 29,185.54
06/30/2005                  $       23,723.90                    $   23,079.31             $ 29,226.98

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

The strongest performing sectors within the portfolio were utilities, with a return of 50.5% and energy, with a return of 42.9%. Neither sector is a traditional growth venue, but we believe the potential supply/demand imbalances that developed as the year progressed appeared to offer sustainable earnings growth for a more extended period than in the past. Questar, a natural gas producer and utility, and ConocoPhillips, the integrated oil giant, did particularly well for the period in which we held them. The financial and consumer discretionary sectors were also strong, each returning 19% for the period. However, one of the strongest performers in the portfolio was not in any of those sectors. It was

CITIZENS CORE GROWTH FUND

UnitedHealth Group, a provider of healthcare coverage and related services, with a double-digit price increase for the period.

The fund was underweight in the information technology sector relative to the benchmark Russell 1000 Growth Index for the period. This decision was validated as the information technology sector came in as one of the bottom performers within the index for the period. The performance of the fund suffered from the decline in stock price from such bellwether stocks as Intel and Cisco. Both stock prices declined amidst the unfavorable technology environment during the year, and we exited the positions.

Avoiding losing stocks is just as much a part of our strategy as picking winning stocks. Choosing not to hold a specific stock can also contribute to positive performance. While we are mindful of the sector weightings and specific stocks within the benchmark index, we do not mirror the index. We research each stock and each industry diligently. Each stock must pass our stock selection criteria before even being considered for investment. We believe one of the most reliable ways to preserve gains is by avoiding large losses.

OUTLOOK

For the next year we think the stock market will focus on how best to cope with an economy faced with possible slowing growth and increasing international imbalances. We believe valuation parameters now tilt in favor of the bigger companies, and the market may favor the lower risk profile typical of the larger stocks. If earnings growth declines as the economy slows, we believe investors will move toward stocks that can show more stable growth patterns. In our view this will lead to a market with modest, but positive returns, and one where growth and value stocks are once again competitive with each other.

                                                       CITIZENS CORE GROWTH FUND

CITIZENS EMERGING GROWTH FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
Aggressive growth
INVESTMENT STRATEGY
Invests mainly in stocks of young, growing, medium-capitalization companies INCEPTION DATES
Standard shares:       2.08.94
Institutional shares:    11.01.99
Administrative shares:  2.04.00
RISKS
Growth investing; small- and medium-sized company risks (See pages 8-10 for important fund risk and benchmark disclosures.)
ULTIMATELY, WHAT MATTERS IS NOT THE PERFORMANCE OF ANY INDIVIDUAL STOCK OR GROUP, BUT THE PERFORMANCE OF THE ENTIRE PORTFOLIO. TO THAT END, WE WILL CONTINUE TO FOCUS ON BUILDING A PORTFOLIO COMPRISED OF WHAT WE BELIEVE ARE HIGH QUALITY COMPANIES WHOSE STOCKS ARE SHOWING GOOD RELATIVE PERFORMANCE.


HOW DID WE DO?

The fund's standard shares returned 8.38% for the fiscal year ended June 30, 2005 while the Russell Midcap Growth Index returned 10.86% for the same period. The principal behind our mid cap growth strategy is that well managed companies have the potential to continue and compound their growth. We look for companies with growing earnings, sales, and margins, as well as favorable returns on assets and strong balance sheets.

Apple Computer was the best performing stock in the fund for the year and is a good example of our stock selection criteria at work. The price of Apple Computer shares increased significantly during the period in which we held it, fueled by the explosive growth of its iPod music player and the release of a new operating system for its Macintosh line of computers. Despite continually rising expectations, Apple has been able to consistently produce positive surprises. Although we still like the stock, we have trimmed our position in Apple repeatedly over the recent past as part of our upside sell discipline.

In evaluating the investing climate, we expected that the rapid increase in oil prices would have a disparate impact on the consumer sector. We believed consumer companies that catered to the luxury or near-luxury segments of the market as well as those catering to teens would be less vulnerable to any oil-induced slowdown. That thesis was borne out over the past year and the fund

CITIZENS EMERGING GROWTH FUND

PERFORMANCE (as of 6.30.05)

                                                        AVERAGE ANNUAL RETURN
                                              1           5           10          Since
                                Ticker      Year        Years       Years       inception
---------------------------------------------------------------------------------------------
STANDARD SHARES                 WAEGX       8.38%      -11.01%      10.55%       11.16%
INSTITUTIONAL SHARES            CEGIX       9.02%      -10.47%          NA       -2.01%
ADMINISTRATIVE SHARES           CGRDX       8.70%      -10.74%          NA       -7.34%

PERFORMANCE OVER TIME (as of 6.30.05)

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over time for the index shown.

(PERFORMANCE OVERTIME)

CITIZENS EMERGING GROWTH FUND - STANDARD SHARES

PERFORMANCE SINCE INCEPTION 02/08/94

DATE          CITIZENS EMERGING GROWTH FUND     RUSSELL MID CAP GROWTH RETURN
----          -----------------------------    -----------------------------
2/8/94                $ 10,000.00                       $ 10,000.00
02/28/1994            $ 10,060.00                       $  9,920.00
03/31/1994            $  9,880.00                       $  9,452.77
04/30/1994            $ 10,010.00                       $  9,430.08
05/31/1994            $ 10,070.00                       $  9,444.23
06/30/1994            $  9,930.00                       $  9,038.12
07/31/1994            $ 10,140.00                       $  9,288.48
08/31/1994            $ 10,550.00                       $  9,842.07
09/30/1994            $ 10,730.00                       $  9,679.68
10/31/1994            $ 10,910.00                       $  9,847.14
11/30/1994            $ 10,550.00                       $  9,412.88
12/31/1994            $ 10,711.80                       $  9,544.66
01/31/1995            $ 10,711.80                       $  9,659.20
02/28/1995            $ 11,000.50                       $ 10,173.07
03/31/1995            $ 11,330.40                       $ 10,576.94
04/30/1995            $ 11,381.90                       $ 10,665.78
05/31/1995            $ 11,299.40                       $ 10,928.16
06/30/1995            $ 12,237.60                       $ 11,425.39
07/31/1995            $ 13,248.00                       $ 12,144.05
08/31/1995            $ 13,289.20                       $ 12,276.42
09/30/1995            $ 13,969.70                       $ 12,550.18
10/31/1995            $ 14,196.50                       $ 12,232.66
11/30/1995            $ 14,567.60                       $ 12,779.46
12/31/1995            $ 15,074.60                       $ 12,787.13
01/31/1996            $ 14,969.10                       $ 13,013.46
02/26/1996            $ 15,520.00                       $ 13,505.37
03/31/1996            $ 15,742.70                       $ 13,612.06
04/30/1996            $ 16,938.40                       $ 14,269.53
05/31/1996            $ 17,899.60                       $ 14,560.63
06/30/1996            $ 17,430.70                       $ 14,120.89
07/31/1996            $ 16,750.80                       $ 13,025.11
08/30/1996            $ 17,301.80                       $ 13,728.47
09/30/1996            $ 18,368.50                       $ 14,600.23
10/31/1996            $ 17,524.50                       $ 14,429.40
11/30/1996            $ 17,536.20                       $ 15,279.30
12/31/1996            $ 17,172.00                       $ 15,022.60
01/31/1997            $ 18,031.30                       $ 15,686.60
2/28/97               $ 16,877.10                       $ 15,341.50
03/31/1997            $ 15,453.50                       $ 14,474.70
04/30/1997            $ 15,953.70                       $ 14,829.33
05/31/1997            $ 17,415.70                       $ 16,158.04
06/30/1997            $ 18,133.90                       $ 16,605.62
07/31/1997            $ 20,262.70                       $ 18,194.78
08/29/1997            $ 19,839.50                       $ 18,016.47
09/30/1997            $ 20,980.90                       $ 18,928.10
10/31/1997            $ 19,608.70                       $ 17,979.80
11/29/1997            $ 19,467.60                       $ 18,168.59
12/31/1997            $ 20,209.00                       $ 18,406.60
01/31/1998            $ 20,057.70                       $ 18,075.28
02/28/1998            $ 22,133.60                       $ 19,774.36
03/31/1998            $ 24,140.80                       $ 20,602.90
04/30/1998            $ 23,852.10                       $ 20,883.10
05/31/1998            $ 22,669.80                       $ 20,024.81
06/30/1998            $ 24,127.00                       $ 20,591.51
07/31/1998            $ 23,783.30                       $ 19,710.19
08/31/1998            $ 19,191.60                       $ 15,947.52
09/30/1998            $ 21,212.50                       $ 17,153.15
10/31/1998            $ 23,164.70                       $ 18,415.62
11/30/1998            $ 25,061.90                       $ 19,658.68
12/31/1998            $ 28,839.60                       $ 21,695.32
01/31/1999            $ 29,367.50                       $ 22,346.17
02/28/1999            $ 27,044.70                       $ 21,253.45
03/31/1999            $ 28,447.50                       $ 22,437.26
04/30/1999            $ 29,141.30                       $ 23,460.40
05/31/1999            $ 28,975.40                       $ 23,157.76
06/30/1999            $ 32,836.80                       $ 24,774.18
07/31/1999            $ 33,198.80                       $ 23,986.36
08/31/1999            $ 33,636.20                       $ 23,736.90
09/30/1999            $ 34,028.30                       $ 23,535.14
10/31/1999            $ 38,855.10                       $ 25,354.40
11/30/1999            $ 42,309.20                       $ 27,981.12
12/31/1999            $ 48,475.20                       $ 32,824.65
01/31/2000            $ 46,724.80                       $ 32,818.08
02/29/2000            $ 58,566.80                       $ 39,716.44
03/31/2000            $ 59,656.30                       $ 39,756.16
04/30/2000            $ 59,495.60                       $ 35,895.84
05/31/2000            $ 53,547.80                       $ 33,279.03
06/30/2000            $ 59,781.40                       $ 36,809.94
07/31/2000            $ 56,512.80                       $ 34,479.87
08/31/2000            $ 62,103.30                       $ 39,679.43
09/30/2000            $ 59,942.10                       $ 37,739.11
10/31/2000            $ 57,888.10                       $ 35,157.75
11/30/2000            $ 46,885.60                       $ 27,517.97
12/31/2000            $ 48,163.60                       $ 28,968.17
01/31/2001            $ 46,957.10                       $ 30,622.25
02/28/2001            $ 40,853.90                       $ 25,324.60
03/31/2001            $ 36,406.50                       $ 21,700.65
04/30/2001            $ 39,339.90                       $ 25,318.15
05/31/2001            $ 38,464.60                       $ 25,199.16
06/30/2001            $ 37,352.80                       $ 25,211.75
07/31/2001            $ 35,010.80                       $ 23,509.96
08/31/2001            $ 32,881.80                       $ 21,805.49
09/30/2001            $ 26,967.80                       $ 18,201.04
10/31/2001            $ 28,883.90                       $ 20,113.97
11/30/2001            $ 31,651.70                       $ 22,280.25
12/31/2001            $ 32,290.40                       $ 23,126.90
01/31/2002            $ 32,314.10                       $ 22,375.27
02/28/2002            $ 30,658.10                       $ 21,106.59
03/31/2002            $ 33,402.20                       $ 22,717.03
04/30/2002            $ 31,675.30                       $ 21,515.30
05/31/2002            $ 30,539.90                       $ 20,874.14
06/30/2002            $ 27,961.40                       $ 18,569.64
07/31/2002            $ 25,903.30                       $ 16,764.67
08/31/2002            $ 25,170.00                       $ 16,705.99
09/30/2002            $ 23,395.80                       $ 15,377.86
10/31/2002            $ 24,010.80                       $ 16,569.65
11/30/2002            $ 24,980.70                       $ 17,867.05
12/31/2002            $ 23,017.30                       $ 16,787.88
01/31/2003            $ 22,473.20                       $ 16,623.36
02/28/2003            $ 22,567.80                       $ 16,478.74
03/31/2003            $ 22,378.60                       $ 16,785.24
04/30/2003            $ 23,821.60                       $ 17,928.32
05/31/2003            $ 25,501.10                       $ 19,653.02
06/30/2003            $ 25,926.90                       $ 19,934.06
07/31/2003            $ 26,707.60                       $ 20,645.71
08/31/2003            $ 28,671.00                       $ 21,783.28
09/30/2003            $ 27,582.90                       $ 21,360.69
10/31/2003            $ 29,499.00                       $ 23,082.36
11/30/2003            $ 29,972.10                       $ 23,700.97
12/31/2003            $ 30,279.60                       $ 23,959.31
01/31/2004            $ 30,989.30                       $ 24,749.96
02/29/2004            $ 31,107.60                       $ 25,165.76
03/31/2004            $ 30,894.70                       $ 25,117.95
04/30/2004            $ 29,830.20                       $ 24,409.62
05/31/2004            $ 30,516.20                       $ 24,985.69
06/30/2004            $ 30,776.40                       $ 25,382.96
07/31/2004            $ 28,789.30                       $ 23,701.88
08/31/2004            $ 28,363.50                       $ 23,409.66
09/30/2004            $ 29,522.70                       $ 24,283.74
10/31/2004            $ 30,587.20                       $ 25,107.51
11/30/2004            $ 31,746.30                       $ 26,404.12
12/31/2004            $ 32,787.20                       $ 27,669.13
01/31/2005            $ 31,462.40                       $ 26,928.58
02/28/2005            $ 32,645.20                       $ 27,610.43
03/31/2005            $ 32,385.00                       $ 27,206.93
04/30/2005            $ 30,918.40                       $ 26,130.29
05/31/2005            $ 32,976.40                       $ 27,626.88
06/30/2005            $ 33,354.90                       $ 28,140.68

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

got excellent performance from stocks such as Nordstroms, American Eagle, Coach, Starbucks and Whole Foods Markets.

Despite a good deal of stock picking success, the fund underperformed the benchmark Russell Midcap Growth Index for the fiscal year. Most of the underperformance occurred in the first half of the fiscal year. One area that hurt performance was the fund's holdings in the for-profit education sector. That sector had been very strong for several years, but a series of allegations of improprieties and government investigations took their toll on the group in the first six months of the fiscal year and the fund suffered from significant declines in stock prices of Apollo Group, Career Education and Corinthian Colleges. None of those positions remain in the fund at this time.

                                                   CITIZENS EMERGING GROWTH FUND

During the second half of the fiscal year, the fund closely matched the return of the benchmark Russell MidCap Growth Index, with the standard shares returning 1.73% compared to the Index return of 1.70%. Ultimately, what matters is not the performance of any individual stock or group, but the performance of the entire portfolio. To that end, we will continue to focus on building a portfolio comprised of what we believe are high quality companies whose stocks are showing good relative performance.

OUTLOOK

Although there is disagreement about the exact levels of economic and earnings growth over the coming year, there is fairly widespread agreement that growth rates will slow. The combined impact of higher oil prices, Federal Reserve tightening, lower money supply growth and increased foreign competition should keep overall growth rates muted. In that environment, we are redoubling our efforts to find what we believe are companies that can still produce strong organic sales and earnings growth.

CITIZENS EMERGING GROWTH FUND

CITIZENS SMALL CAP CORE GROWTH FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
Capital appreciation
INVESTMENT STRATEGY
Invests mainly in stocks of small-capitalization U.S. companies
INCEPTION DATE
Standard shares:       12.28.99
RISKS
Growth risks; small-sized company risks (See pages 8-10 for important fund risk and benchmark disclosure.)
WE LOOK FOR PROFITS AND PROVEN GROWTH, NOT LOFTY PROMISES. WE LISTEN TO THE MARKET AND BELIEVE THAT A SUCCESSFUL COMPANY'S WORTH SHOULD BE REFLECTED IN A RISING STOCK PRICE.


HOW DID WE DO?

For the fiscal year ended June 30, 2005 the fund returned 6.21%, comfortably ahead of the benchmark Russell 2000 Growth Index which returned 4.29%. The outperformance of the fund relative to the benchmark can be attributed to portfolio construction and favorable stock selection.

The portfolio construction targets specific portfolio characteristics versus the benchmark Russell 2000 Growth Index. This includes identifying companies with comparable valuation metrics, superior growth and superior profitability. We maintain the desired portfolio characteristics by monitoring key factors such as profitability, earnings surprises and quality. Our monitoring system helps identify individual company circumstances and percentages of the portfolio exposed to specific issues. In addition, our downside sell disciplines include alerts to material adverse events and reduced earnings expectations. We believe these types of investment disciplines and systems help the fund preserve gains while potentially avoiding large losses.

While being mindful of the sector weightings of the benchmark, our strategy is to select each stock based on it's own merits, and not focus only on sector or benchmark membership. We look for profits and proven growth, not lofty promises. We listen to the market and believe that a successful company's worth should be reflected in a rising stock price. This strategy was evident in the fund, and contributed to positive performance for the fiscal year.

                                             CITIZENS SMALL CAP CORE GROWTH FUND

PERFORMANCE (as of 6.30.05)

                                                         AVERAGE ANNUAL RETURN
                                                 1          3          5          Since
                                   Ticker      Year       Years      Years      inception
---------------------------------------------------------------------------------------------
STANDARD SHARES                    CSCSX       6.21%      7.84%      0.54%        2.63%

PERFORMANCE OVER TIME (as of 6.30.05)

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over time for the index shown.

(PERFORMANCE OVERTIME)

CITIZENS SMALL CAP CORE GROWTH FUND

PERFORMANCE SINCE INCEPTION 12/28/99

DATE          CITIZENS SMALL CAP CORE GROWTH FUND        RUSSELL 2000 GROWTH RETURN
--------      -----------------------------------        --------------------------
12/28/99              $    10,000.00                             $ 10,000.00
12/31/1999            $    10,000.00                             $ 10,522.00
01/31/2000            $     9,710.00                             $ 10,424.15
02/29/2000            $    10,500.00                             $ 12,849.84
03/31/2000            $    10,800.00                             $ 11,499.33
04/30/2000            $    10,440.00                             $ 10,337.89
05/31/2000            $    10,190.00                             $  9,432.29
06/30/2000            $    11,230.00                             $ 10,650.95
07/31/2000            $    10,770.00                             $  9,738.16
08/31/2000            $    11,620.00                             $ 10,762.61
09/30/2000            $    10,760.00                             $ 10,227.71
10/31/2000            $    10,480.00                             $  9,397.22
11/30/2000            $     8,940.00                             $  7,690.69
12/31/2000            $     9,386.60                             $  8,161.36
01/31/2001            $    10,278.20                             $  8,821.61
02/28/2001            $     9,066.00                             $  7,612.17
03/31/2001            $     8,455.40                             $  6,920.22
04/30/2001            $     9,086.60                             $  7,767.26
05/31/2001            $     9,206.80                             $  7,947.46
06/30/2001            $     9,537.40                             $  8,164.42
07/31/2001            $     9,226.80                             $  7,468.00
08/31/2001            $     9,046.50                             $  7,001.99
09/30/2001            $     8,024.60                             $  5,871.87
10/31/2001            $     8,635.80                             $  6,436.75
11/30/2001            $     9,537.40                             $  6,974.22
12/31/2001            $    10,208.60                             $  7,408.71
01/31/2002            $    10,298.80                             $  7,144.96
02/28/2002            $     9,938.10                             $  6,682.68
03/31/2002            $    10,298.80                             $  7,263.40
04/30/2002            $    10,238.70                             $  7,106.52
05/31/2002            $     9,597.50                             $  6,690.78
06/30/2002            $     9,196.80                             $  6,123.41
07/31/2002            $     7,944.50                             $  5,182.24
08/31/2002            $     7,884.40                             $  5,179.65
09/30/2002            $     7,493.70                             $  4,805.68
10/31/2002            $     7,734.10                             $  5,048.84
11/30/2002            $     8,405.30                             $  5,549.18
12/31/2002            $     7,613.90                             $  5,166.29
01/31/2003            $     7,383.50                             $  5,025.77
02/28/2003            $     7,343.40                             $  4,891.58
03/31/2003            $     7,383.50                             $  4,965.44
04/30/2003            $     7,884.40                             $  5,435.17
05/31/2003            $     8,525.60                             $  6,047.72
06/30/2003            $     8,685.80                             $  6,164.44
07/31/2003            $     9,246.90                             $  6,630.47
08/31/2003            $     9,978.20                             $  6,986.53
09/30/2003            $     9,347.00                             $  6,809.77
10/31/2003            $    10,358.90                             $  7,398.13
11/30/2003            $    10,539.20                             $  7,639.31
12/31/2003            $    10,599.30                             $  7,673.69
01/31/2004            $    11,270.60                             $  8,076.56
02/29/2004            $    11,230.50                             $  8,064.44
03/31/2004            $    11,140.30                             $  8,102.34
04/30/2004            $    10,409.00                             $  7,695.61
05/31/2004            $    10,549.20                             $  7,848.75
06/30/2004            $    10,859.80                             $  8,110.11
07/31/2004            $     9,858.00                             $  7,382.13
08/31/2004            $     9,687.70                             $  7,223.22
09/30/2004            $    10,248.70                             $  7,622.62
10/31/2004            $    10,519.20                             $  7,807.85
11/30/2004            $    11,020.10                             $  8,467.79
12/31/2004            $    11,313.60                             $  8,772.14
01/31/2005            $    11,082.90                             $  8,376.97
02/28/2005            $    11,303.10                             $  8,491.95
03/31/2005            $    11,061.90                             $  8,173.41
04/30/2005            $    10,621.60                             $  7,653.24
05/31/2005            $    11,376.50                             $  8,192.82
06/30/2005            $    11,533.80                             $  8,457.70

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

For the period, holdings within the consumer discretionary and industrial sectors of the fund contributed positively to performance, outpacing the same sectors in the benchmark for the same period. While the performance of the holdings within the information technology sector finished toward the bottom relative to all of the other fund sectors, the largest contributor to positive performance for the fund during the period was in the information technology sector -- Quality Systems. Quality Systems is a good example of our stock selection criteria at work. Quality Systems develops and markets proprietary healthcare information systems that automate medical and dental group practices, and is a leader in its field. We believe Quality Systems is a high quality company with sustainable competitive advantages and a proven consistent growth pattern. In our view, the value of the company was continually reflected in the rising stock price. Quality

CITIZENS SMALL CAP CORE GROWTH FUND

Systems stock price appreciated significantly by the end of the fiscal year, having a positive impact on fund performance.

The worst performer in the fund for the one year period was a healthcare stock, Able Laboratories. This generic drug maker ran into unforeseen difficulties with the FDA, and the stock price fell. We exited the position shortly after the news of the difficulties broke, but not before experiencing a loss for the fund.

OUTLOOK

In the coming year, we will continue to seek returns from small cap stocks in attractive niche markets with the potential for above average growth. Our investment disciplines, which we believe lead us to solid companies with profitability potential, in our view, should also help us identify those successful companies that will contribute positively to the fund.

                                             CITIZENS SMALL CAP CORE GROWTH FUND

CITIZENS VALUE FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
Long-term capital appreciation
INVESTMENT STRATEGY
Invests mainly in stocks and other equities of U.S. large-capitalization companies
INCEPTION DATE
Standard shares       6.13.96
RISK
Value risks (See pages 8-10 for important fund risk and benchmark disclosure.) OUR OUTLOOK IS POSITIVE. WE FEEL THAT THE STOCK MARKET IS REASONABLY VALUED AND THAT INFLATIONARY FORCES ARE UNDER CONTROL.


HOW DID WE DO?

Citizens Value Fund had a strong year delivering 10.37% in total return for the fiscal year ended June 30, 2005. This handily beat the benchmark S&P 500 Index's return of 6.32% for the same period. The two sectors contributing most positively to fund performance were the energy and financial sectors. The fund also benefited from our stock selection in the healthcare sector during the period, including strong gains in our holdings of WellPoint and UnitedHealth Group. Our ownership of each stock represents a good illustration of the Citizens Value Fund strategy at work.

We came to own WellPoint through its merger with our portfolio holding Anthem. We liked Anthem because we believed it was a high quality HMO with excellent geographic diversity and it was selling at a nice discount to industry peers. In our view, it was just the type of quality value stock we like to find and hold, potentially, for a long time. Investors began warming up to the stock shortly after Anthem merged with WellPoint last year and it appeared that together the two companies would be much stronger than they were alone. We continue to hold WellPoint as we think it still represents a good value and the benefits of the merger have only begun to be realized.

CITIZENS VALUE FUND

PERFORMANCE (as of 6.30.05)

                                                         AVERAGE ANNUAL RETURN
                                                1           3          5          Since
                                  Ticker       Year       Years      Years      inception
---------------------------------------------------------------------------------------------
STANDARD SHARES                   MYPVX       10.37%      9.90%      0.67%        7.88%

PERFORMANCE OVER TIME (as of 6.30.05)

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over time for the index shown.

(PERFORMANCE OVERTIME)

CITIZENS VALUE FUND

PERFORMANCE SINCE INCEPTION 06/13/96

DATE          CITIZENS VALUE FUND    S&P 500 RETURN
----          -------------------    --------------
6/13/96           $ 10,000.00          $ 10,000.00
6/30/1996         $  9,740.00          $ 10,038.00
7/31/1996         $  9,220.00          $  9,594.32
8/30/1996         $  9,500.00          $  9,796.76
9/30/1996         $  9,910.00          $ 10,348.32
10/31/1996        $  9,890.00          $ 10,633.93
11/30/1996        $ 10,880.00          $ 11,437.86
12/31/1996        $ 10,810.00          $ 11,211.39
1/31/1997         $ 11,330.00          $ 11,912.10
2/28/97           $ 11,660.00          $ 12,005.01
3/31/1997         $ 11,240.00          $ 11,511.61
4/30/1997         $ 11,380.00          $ 12,198.85
5/31/1997         $ 12,230.00          $ 12,941.76
6/30/1997         $ 12,350.00          $ 13,521.55
7/31/1997         $ 13,470.00          $ 14,597.87
8/29/1997         $ 13,210.00          $ 13,780.39
09/30/97          $ 13,580.00          $ 14,535.55
10/31/1997        $ 12,830.00          $ 14,050.06
11/29/1997        $ 12,900.00          $ 14,700.58
12/31/1997        $ 13,165.70          $ 14,953.43
1/31/1998         $ 13,472.40          $ 15,119.42
2/28/1998         $ 14,358.50          $ 16,209.52
3/31/1998         $ 14,778.80          $ 17,039.45
4/30/1998         $ 15,074.10          $ 17,211.55
5/31/1998         $ 14,744.70          $ 16,915.51
6/30/1998         $ 14,506.10          $ 17,602.28
7/31/1998         $ 14,063.10          $ 17,415.70
8/31/1998         $ 11,564.00          $ 14,897.39
9/30/1998         $ 12,302.40          $ 15,852.31
10/31/1998        $ 13,449.70          $ 17,141.10
11/30/1998        $ 14,562.90          $ 18,179.85
12/31/1998        $ 14,957.00          $ 19,227.01
1/31/1999         $ 14,714.40          $ 20,030.70
2/28/1999         $ 14,083.60          $ 19,407.75
3/31/1999         $ 14,944.90          $ 20,184.06
4/30/1999         $ 16,509.70          $ 20,965.18
5/31/1999         $ 17,019.20          $ 20,470.40
6/30/1999         $ 17,892.60          $ 21,606.51
7/31/1999         $ 17,819.80          $ 20,932.39
8/31/1999         $ 17,237.50          $ 20,829.82
9/30/1999         $ 16,606.80          $ 20,259.08
10/31/1999        $ 16,897.90          $ 21,541.48
11/30/1999        $ 18,648.20          $ 21,978.77
12/31/1999        $ 19,195.50          $ 23,273.32
1/31/2000         $ 18,728.30          $ 22,105.00
2/29/2000         $ 18,020.80          $ 21,687.22
3/31/2000         $ 19,422.50          $ 23,808.23
4/30/2000         $ 18,808.40          $ 23,091.60
5/31/2000         $ 19,462.50          $ 22,618.22
6/30/2000         $ 19,208.90          $ 23,176.89
7/31/2000         $ 18,875.20          $ 22,815.33
8/31/2000         $ 20,784.00          $ 24,232.16
9/30/2000         $ 19,929.70          $ 22,952.71
10/31/2000        $ 20,036.50          $ 22,856.31
11/30/2000        $ 18,515.40          $ 21,055.23
12/31/2000        $ 19,160.70          $ 21,158.40
1/31/2001         $ 22,617.90          $ 21,909.52
2/28/2001         $ 20,820.20          $ 19,911.37
3/31/2001         $ 20,174.80          $ 18,648.99
4/30/2001         $ 22,341.40          $ 20,098.02
5/31/2001         $ 23,493.80          $ 20,232.68
6/30/2001         $ 23,324.70          $ 19,741.02
7/31/2001         $ 22,848.40          $ 19,547.56
8/31/2001         $ 21,404.10          $ 18,323.88
9/30/2001         $ 19,283.60          $ 16,843.31
10/31/2001        $ 19,529.50          $ 17,165.02
11/30/2001        $ 21,818.90          $ 18,481.58
12/31/2001        $ 21,730.10          $ 18,644.22
1/31/2002         $ 20,771.20          $ 18,372.01
2/28/2002         $ 18,887.60          $ 18,017.43
3/31/2002         $ 19,949.30          $ 18,694.89
4/30/2002         $ 17,997.10          $ 17,561.98
5/31/2002         $ 17,483.40          $ 17,432.02
6/30/2002         $ 14,966.20          $ 16,190.86
7/31/2002         $ 13,082.60          $ 14,929.59
8/31/2002         $ 13,271.00          $ 15,028.12
9/30/2002         $ 11,336.00          $ 13,394.57
10/31/2002        $ 12,860.00          $ 14,573.29
11/30/2002        $ 14,178.50          $ 15,431.66
12/31/2002        $ 12,928.50          $ 14,525.82
1/31/2003         $ 12,740.10          $ 14,145.24
2/28/2003         $ 12,397.60          $ 13,933.06
3/31/2003         $ 12,500.40          $ 14,068.21
4/30/2003         $ 13,527.80          $ 15,227.43
5/31/2003         $ 14,743.60          $ 16,029.92
6/30/2003         $ 14,795.00          $ 16,235.10
7/31/2003         $ 15,120.30          $ 16,520.84
8/31/2003         $ 15,599.80          $ 16,843.00
9/30/2003         $ 15,308.70          $ 16,664.46
10/31/2003        $ 16,319.00          $ 17,607.67
11/30/2003        $ 16,610.10          $ 17,762.62
12/31/2003        $ 17,260.80          $ 18,693.38
1/31/2004         $ 17,500.50          $ 19,037.34
2/29/2004         $ 17,825.90          $ 19,301.96
3/31/2004         $ 17,791.70          $ 19,010.50
4/30/2004         $ 17,363.60          $ 18,712.03
5/31/2004         $ 17,603.30          $ 18,968.39
6/30/2004         $ 17,997.10          $ 19,336.37
7/31/2004         $ 17,209.40          $ 18,696.34
8/31/2004         $ 17,089.60          $ 18,771.69
9/30/2004         $ 17,603.30          $ 18,974.98
10/31/2004        $ 17,808.80          $ 19,264.92
11/30/2004        $ 18,647.80          $ 20,044.38
12/31/2004        $ 19,230.10          $ 20,726.49
1/31/2005         $ 18,767.70          $ 20,221.28
2/28/2005         $ 19,521.20          $ 20,646.74
3/31/2005         $ 19,264.30          $ 20,281.08
4/30/2005         $ 18,716.30          $ 19,895.74
5/31/2005         $ 19,555.40          $ 20,528.83
6/30/2005         $ 19,863.60          $ 20,557.98

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. For the periods prior to September 24, 2001, performance includes that of the fund's predecessor, the Meyers Pride Value Fund.

--------------------------------------------------------------------------------

The fund's strategy of seeking financially strong companies whose shares are selling at a discount to their industry peers was well rewarded. In addition, positive performance can be attributed to our strategy of seeking out "special situations," opportunity where we believe the market over-reacted to news or a specific event. Our gain from UnitedHealth Group (UNH) was the result of an opportunistic buy and it is the type of "special situation" we look for to add return to the portfolio. UNH is considered the true gold standard among HMOs and it typically trades at a premium so usually we would never consider it for the Citizens Value Fund. However, in the fall when Eliot Spitzer began investigating certain companies within the insurance industry, other insurance related companies were sold off in a Wall Street mini panic. We knew the UnitedHealth Group story very well as it was a core holding in

                                                             CITIZENS VALUE FUND
the Citizens Core Growth Fund. At the temporarily beaten down price, it was attractive for the Citizens Value Fund strategy and we established a position. Over the next few months the stock price increased 20% and we sold it. One of our current "special situations" holdings is Harley Davidson. The famous motorcycle manufacturer's shares sold off sharply when the company announced a reduction in production at the end of its model year and we established a position. So far, Harley's stock has risen slightly more than a dollar a share from where we bought it and we will continue to monitor the stock price and the company's progress carefully.

Our holdings within the energy sector have also been significant positive contributors for the Citizens Value Fund during the fiscal year. In 2003, we did a considerable amount of environmental research in the energy sectors in order to find the companies with the best environmental records, and started building our stock positions in these companies at that time. We believed that we were entering a new time when energy investing could be very profitable and we wanted to find companies that would allow us to participate. This work continued to pay off in the fiscal year as the stock price of companies such as ConocoPhillips, Valero and Apache generated double-digit price appreciation during the period. At fiscal year end, we continue to be overweight in energy versus the benchmark.

We started to see some benefit from our communications equipment holdings during the last quarter of the fiscal year, but it is still a mixed area for the fund. We believe that wireless technologies are in the early stages of a long period of expansion and we have sought to participate through our holdings in the handset and infrastructure companies such as Motorola and Lucent. The Motorola story is beginning to get some traction among investors. We still hold Lucent at a loss. In fact, Lucent was our top detractor from performance during the year. We erred in buying Lucent stock at too high a price in the second quarter of the fiscal year. In the third quarter of the fiscal year, during a market sell off, the shares of Lucent were pummeled and although the stock rose sharply in the last quarter of the period, they have yet to fully recover to the price we paid. We continue to hold Lucent and will be monitoring the stock price and the company's progress carefully.

OUTLOOK

Our outlook is positive. We feel that the stock market is reasonably valued and that inflationary forces are under control. Although energy prices remain high and are certainly holding down global growth, we believe our positioning in companies that we view as high quality and reasonably valued, as well as opportunistic purchases of special situations can continue to make progress in the coming year.

CITIZENS VALUE FUND

CITIZENS GLOBAL EQUITY FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
Capital appreciation
INVESTMENT STRATEGY
Invests in promising companies throughout the world
INCEPTION DATE
Standard shares:       2.08.94
Institutional shares:    11.01.99
Administrative shares:  2.04.00
RISKS
Growth and foreign investing (See pages 8-10 for important fund risk and benchmark disclosures).
THE MANAGEMENT TEAM BELIEVES THAT THE CORRECTION THAT WE HAVE SEEN IN THE EURO SHOULD SUPPORT FURTHER GROWTH ABROAD AND THAT IT APPEARS LIKELY THAT THE UK WILL CUT RATES.


HOW DID WE DO?

On August 27, 2005, McLean Budden Limited assumed management of the fund as the new subadviser. At that time the fund had underperformed the benchmark for approximately the first two months of the fiscal year. Although the underperformance during this period detracted from overall fund performance for the fiscal year, the underperformance for the following ten months contributed to the fund lagging the benchmark for the full fiscal year period.

The fund's standard shares returned 4.48% for the fiscal year ended June 30, 2005, lagging the 10.05% return of the benchmark MSCI World Index for the same period. Global financial markets performed well during the fiscal year. Throughout the entire period, the utility and energy sectors of the benchmark were the standout positive sectors. This was mostly due to high-energy prices and falling bond yields. Sector selection and weighting relative to the benchmark accounted for most of the shortfall of fund performance. Stocks in the information technology sector of the fund were the weakest performers. Fund performance also suffered from the absence of utility stocks as utility companies benefited from renewed consolidation fervor in the U.S.

                                                     CITIZENS GLOBAL EQUITY FUND

PERFORMANCE (as of 6.30.05)

                                                       AVERAGE ANNUAL RETURN
                                              1           5          10          Since
                                Ticker      Year        Years       Years      inception
--------------------------------------------------------------------------------------------
STANDARD SHARES                 WAGEX       4.48%      -10.50%      6.03%         5.96%
INSTITUTIONAL SHARES            CGEIX       5.20%       -9.96%         NA        -4.20%
ADMINISTRATIVE SHARES           CEADX       4.88%      -10.24%         NA       -11.30%

PERFORMANCE OVER TIME (as of 6.30.05)

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's standard shares, compared with the performance over time for the index shown.

(PERFORMANCE OVERTIME)

CITIZENS GLOBAL EQUITY FUND - STANDARD SHARES

PERFORMANCE SINCE INCEPTION 02/08/94

DATE                   CITIZENS GLOBAL EQUITY FUND              MSCI WORLD INDEX RETURN
----                   ---------------------------              -----------------------
2/8/94                        $ 10,000.00                            $ 10,000.00
2/28/1994                     $ 10,000.00                            $ 10,089.00
3/31/1994                     $ 10,000.00                            $  9,652.15
4/30/1994                     $ 10,000.00                            $  9,948.47
5/31/1994                     $  9,880.00                            $  9,971.35
6/30/1994                     $  9,800.00                            $  9,941.43
7/31/1994                     $  9,990.00                            $ 10,128.33
8/31/1994                     $ 10,070.00                            $ 10,431.17
9/30/1994                     $ 10,000.00                            $ 10,154.74
10/31/1994                    $ 10,170.00                            $ 10,441.11
11/30/1994                    $  9,680.00                            $  9,985.88
12/31/1994                    $  9,731.40                            $ 10,079.74
1/31/1995                     $  9,399.30                            $  9,925.52
2/28/1995                     $  9,640.80                            $ 10,067.46
3/31/1995                     $  9,872.30                            $ 10,550.70
4/30/1995                     $ 10,154.10                            $ 10,915.75
5/31/1995                     $ 10,617.00                            $ 11,006.35
6/30/1995                     $ 10,757.90                            $ 11,000.85
7/31/1995                     $ 11,180.50                            $ 11,548.69
8/31/1995                     $ 10,778.00                            $ 11,288.84
9/30/1995                     $ 11,090.00                            $ 11,615.09
10/31/1995                    $ 10,939.00                            $ 11,429.25
11/30/1995                    $ 10,918.90                            $ 11,823.56
12/31/1995                    $ 11,068.60                            $ 12,166.44
1/31/1996                     $ 11,435.20                            $ 12,384.22
2/26/1996                     $ 11,384.30                            $ 12,457.29
3/31/1996                     $ 11,465.80                            $ 12,661.59
4/30/1996                     $ 11,964.70                            $ 12,956.60
5/31/1996                     $ 11,964.70                            $ 12,965.67
6/30/1996                     $ 12,107.30                            $ 13,029.21
7/31/1996                     $ 11,730.50                            $ 12,566.67
8/30/1996                     $ 11,924.00                            $ 12,708.67
9/30/1996                     $ 12,280.40                            $ 13,203.04
10/31/1996                    $ 12,249.80                            $ 13,292.82
11/30/1996                    $ 12,677.50                            $ 14,034.56
12/31/1996                    $ 12,524.80                            $ 13,807.20
1/31/1997                     $ 13,003.40                            $ 13,971.51
2/28/97                       $ 13,003.40                            $ 14,129.38
3/31/1997                     $ 12,881.20                            $ 13,846.80
4/30/1997                     $ 13,217.20                            $ 14,296.82
5/31/1997                     $ 14,164.20                            $ 15,176.07
6/30/1997                     $ 14,734.40                            $ 15,930.32
7/31/1997                     $ 15,569.40                            $ 16,661.52
8/29/1997                     $ 14,561.30                            $ 15,543.53
09/30/97                      $ 15,498.10                            $ 16,385.99
10/31/1997                    $ 14,428.90                            $ 15,520.81
11/29/1997                    $ 14,663.10                            $ 15,792.43
12/31/1997                    $ 15,018.30                            $ 15,981.94
1/31/1998                     $ 15,346.40                            $ 16,424.64
2/28/1998                     $ 16,436.60                            $ 17,533.30
3/31/1998                     $ 16,955.20                            $ 18,271.45
4/30/1998                     $ 17,293.80                            $ 18,446.86
5/31/1998                     $ 17,209.20                            $ 18,212.58
6/30/1998                     $ 17,939.40                            $ 18,642.40
7/31/1998                     $ 19,273.00                            $ 18,608.84
8/31/1998                     $ 16,394.20                            $ 16,124.56
9/30/1998                     $ 16,087.30                            $ 16,406.74
10/31/1998                    $ 17,071.60                            $ 17,886.63
11/30/1998                    $ 18,140.50                            $ 18,947.31
12/31/1998                    $ 19,862.50                            $ 19,870.04
1/31/1999                     $ 21,121.60                            $ 20,303.21
2/28/1999                     $ 20,611.40                            $ 19,761.11
3/31/1999                     $ 21,360.30                            $ 20,581.20
4/30/1999                     $ 21,316.90                            $ 21,390.04
5/31/1999                     $ 20,340.10                            $ 20,605.03
6/30/1999                     $ 21,946.50                            $ 21,563.16
7/31/1999                     $ 22,445.70                            $ 21,496.31
8/31/1999                     $ 22,934.20                            $ 21,455.47
9/30/1999                     $ 23,672.20                            $ 21,245.21
10/31/1999                    $ 25,430.50                            $ 22,345.71
11/30/1999                    $ 29,240.20                            $ 22,971.39
12/31/1999                    $ 34,578.50                            $ 24,827.48
1/31/2000                     $ 34,129.90                            $ 23,402.38
2/29/2000                     $ 40,208.90                            $ 23,463.23
3/31/2000                     $ 38,706.00                            $ 25,082.19
4/30/2000                     $ 35,195.40                            $ 24,018.70
5/31/2000                     $ 32,380.20                            $ 23,408.63
6/30/2000                     $ 33,647.60                            $ 24,192.82
7/31/2000                     $ 33,367.20                            $ 23,508.16
8/31/2000                     $ 35,049.60                            $ 24,269.83
9/30/2000                     $ 32,447.50                            $ 22,976.24
10/31/2000                    $ 30,910.90                            $ 22,587.95
11/30/2000                    $ 27,692.00                            $ 21,214.60
12/31/2000                    $ 27,881.40                            $ 21,554.03
1/31/2001                     $ 28,247.00                            $ 21,970.02
2/28/2001                     $ 24,432.80                            $ 20,111.36
3/31/2001                     $ 22,044.30                            $ 18,786.02
4/30/2001                     $ 23,835.70                            $ 20,170.55
5/31/2001                     $ 23,311.70                            $ 19,908.33
6/30/2001                     $ 22,312.40                            $ 19,281.22
7/31/2001                     $ 21,276.60                            $ 19,022.85
8/31/2001                     $ 20,167.70                            $ 18,107.85
9/30/2001                     $ 18,193.60                            $ 16,510.74
10/31/2001                    $ 18,522.60                            $ 16,826.10
11/30/2001                    $ 19,558.40                            $ 17,818.84
12/31/2001                    $ 19,789.90                            $ 17,929.31
1/31/2002                     $ 18,961.30                            $ 17,384.26
2/28/2002                     $ 18,522.60                            $ 17,231.28
3/31/2002                     $ 19,302.50                            $ 17,989.46
4/30/2002                     $ 18,632.30                            $ 17,377.82
5/31/2002                     $ 18,510.40                            $ 17,407.36
6/30/2002                     $ 17,328.40                            $ 16,348.99
7/31/2002                     $ 15,902.60                            $ 14,969.14
8/31/2002                     $ 15,878.30                            $ 14,994.58
9/30/2002                     $ 14,306.30                            $ 13,343.68
10/31/2002                    $ 15,756.40                            $ 14,327.11
11/30/2002                    $ 16,426.60                            $ 15,097.91
12/31/2002                    $ 15,549.20                            $ 14,364.15
1/31/2003                     $ 14,903.40                            $ 13,926.04
2/28/2003                     $ 14,745.00                            $ 13,682.34
3/31/2003                     $ 14,416.00                            $ 13,637.18
4/30/2003                     $ 15,537.10                            $ 14,845.44
5/31/2003                     $ 16,268.20                            $ 15,690.15
6/30/2003                     $ 16,317.00                            $ 15,960.02
7/31/2003                     $ 16,658.20                            $ 16,282.41
8/31/2003                     $ 17,011.60                            $ 16,632.48
9/30/2003                     $ 16,706.90                            $ 16,732.27
10/31/2003                    $ 17,511.20                            $ 17,722.83
11/30/2003                    $ 17,986.40                            $ 17,990.44
12/31/2003                    $ 18,900.40                            $ 19,118.44
1/31/2004                     $ 19,119.70                            $ 19,424.34
2/29/2004                     $ 19,205.00                            $ 19,748.72
3/31/2004                     $ 18,729.80                            $ 19,618.38
4/30/2004                     $ 18,218.00                            $ 19,347.65
5/31/2004                     $ 18,315.40                            $ 19,390.21
6/30/2004                     $ 18,498.20                            $ 19,787.71
7/31/2004                     $ 17,706.20                            $ 19,141.64
8/31/2004                     $ 17,462.40                            $ 19,225.78
9/30/2004                     $ 17,657.40                            $ 19,589.48
10/31/2004                    $ 18,096.10                            $ 20,068.84
11/30/2004                    $ 18,876.00                            $ 21,123.08
12/31/2004                    $ 19,546.20                            $ 21,929.42
1/31/2005                     $ 19,034.40                            $ 21,435.69
2/28/2005                     $ 19,716.80                            $ 22,114.73
3/31/2005                     $ 19,375.60                            $ 21,685.45
4/30/2005                     $ 18,936.90                            $ 21,212.94
5/31/2005                     $ 19,217.20                            $ 21,589.84
6/30/2005                     $ 19,326.90                            $ 21,776.65

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

The fund derived sizeable gains from stocks in the energy sector during the period. The fund's weighting and stock selection in Valero Energy, whose complex refinery system benefited from widening spreads between light and heavy oil, provided double digit stock price appreciation for the period. Bellwether Apache and integrated natural gas producer BG Group also contributed to positive performance of the fund for the fiscal year. Other strong stock selections included NCR and Deutsche Boerse, whose share prices increased significantly during the period.

CITIZENS GLOBAL EQUITY FUND

The selection of healthcare stocks did not fare as well. Boston Scientific, whose stock price declined during the period in which the fund held it, continued its effort to win back investor confidence in the wake of last year's stent recall. The stock price for Pfizer also declined, but the stock price is up from its low of the period, perhaps indicating a shift in sentiment toward high quality, high yielding and inexpensive large cap pharmaceutical companies. The fund's holding of Caremark has been a bright spot in healthcare, but its positive return to the portfolio was not sufficient enough to offset the negative returns of the other stocks in the group. The fund purchased Avery Dennison shares during the second quarter of the fiscal year, and the price of the stock subsequently declined for the period. In April, the company updated its earnings guidance and reduced its growth expectations in light of a slower demand environment and foreshadowed higher costs. The portfolio managers believe that growth in 2006 will be healthy, albeit tempered from previous expectations and that management's initiatives will lead to share price recovery for this firm.

The fund will continue to emphasize healthcare stocks relative to the benchmark, and the portfolio management team believes the market is still underestimating the earnings power inherent in the product pipelines of companies such as Roche and GlaxoSmithKline. The fund's holdings in Estee Lauder suffered after it reported in-line sales but higher than expected operating expenses for their first quarter. This led to a reduction in earnings estimates and a subsequent decline in the price of the stock. The portfolio management team believes the sell off was overdone and used the opportunity to increase the holdings.

OUTLOOK

The portfolio management team believes global equity market returns for the coming year will be somewhat muted as the headwinds of interest rate increases, increasing oil prices, and slower earnings growth keep the upside returns constrained. Portfolio management believes the Federal Reserve rate hikes are in late stages and the risk for the next 12 months is a Federal Reserve overshoot in rate hikes. The management team believes the correction we have seen in the Euro should support further growth abroad and it appears likely the UK will cut rates. The forecast is for single digit earnings growth in the next 12 months as global growth moderates. In light of this outlook, the portfolio is conservatively positioned, emphasizing, what portfolio management believes are high quality global franchises.

                                                     CITIZENS GLOBAL EQUITY FUND

CITIZENS BALANCED FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
Current income and capital appreciation
INVESTMENT STRATEGY
Invests in a blend of stocks, bonds and money market securities
INCEPTION DATE
Standard shares       12.20.02
RISKS
Growth and fixed income investing; high-yield security risks (See pages 8-10 for important fund risk and benchmark disclosures.)
OUR APPROACH WILL BE TO REMAIN ALERT FOR ANY ATTRACTIVE NICHE OPPORTUNITIES.


HOW DID WE DO?

The Balanced Fund returned 7.76% for the fiscal year ended June 30, 2005. This was ahead of the benchmark blended index (60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index), which returned 6.62% for the same period. We maintained a modestly aggressive asset allocation average of approximately 64% equities, 26% bonds and 10% cash equivalents during the fiscal year. The outperformance of the fund can partly be attributed to asset allocation. The fund's asset allocation strategy was built on the belief throughout the period, that stocks were modestly attractive in a growing, yet slowing, economy, and bonds could fall victim to a Federal Reserve intent on raising interest rates. Our first belief was on the mark, as demonstrated by the return of 6.32% for the S&P 500 Index. The second belief was not as accurate. We anticipated the increases in the federal funds rate, but we did not anticipate the moderate decline in long term rates.

The energy and utility sectors were strong performers for the fund, with each sector returning approximately 50% for the fiscal year. While neither sector is a traditional growth venue, the potential supply/demand imbalances that developed as the year progressed appeared to offer sustainable earnings growth for a more extended period than in the past. Our best performing stock for the year was Valero Energy, a refiner and retailer of petroleum products, whose stock price

CITIZENS BALANCED FUND

PERFORMANCE (as of 6.30.05)

                                                                  AVERAGE ANNUAL RETURN
                                                                   1              Since
                                                 Ticker          Year           inception
---------------------------------------------------------------------------------------------
STANDARD SHARES                                  CFBLX           7.76%            9.51%

PERFORMANCE OVER TIME (as of 6.30.05)

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over time for the index shown.

(PERFORMANCE OVERTIME)

CITIZENS BALANCED FUND

PERFORMANCE SINCE INCEPTION 12/20/02

DATE          CITIZENS BALANCED FUND    BLENDED INDEX RETURN
----          ----------------------    --------------------
12/20/02           $ 10,000.00              $ 10,000.00
12/31/2002         $  9,960.00              $  9,921.00
1/31/2003          $  9,720.00              $  9,768.22
2/28/2003          $  9,700.00              $  9,734.03
3/31/2003          $  9,735.30              $  9,787.56
4/30/2003          $ 10,095.50              $ 10,303.37
5/31/2003          $ 10,465.70              $ 10,706.23
6/30/2003          $ 10,487.30              $ 10,780.10
7/31/2003          $ 10,617.50              $ 10,748.84
8/31/2003          $ 10,807.90              $ 10,903.63
9/30/2003          $ 10,767.30              $ 10,949.42
10/31/2003         $ 11,198.40              $ 11,280.09
11/30/2003         $ 11,368.80              $ 11,350.03
12/31/2003         $ 11,592.30              $ 11,752.96
1/31/2004          $ 11,684.50              $ 11,919.85
2/29/2004          $ 11,766.50              $ 12,071.23
3/31/2004          $ 11,706.10              $ 11,997.60
4/30/2004          $ 11,500.90              $ 11,760.04
5/31/2004          $ 11,624.00              $ 11,837.66
6/30/2004          $ 11,672.90              $ 12,002.20
7/31/2004          $ 11,323.30              $ 11,811.43
8/31/2004          $ 11,302.70              $ 11,930.12
9/30/2004          $ 11,578.70              $ 12,020.58
10/31/2004         $ 11,743.60              $ 12,171.10
11/30/2004         $ 12,073.60              $ 12,427.74
12/31/2004         $ 12,287.40              $ 12,727.24
1/31/2005          $ 12,139.70              $ 12,573.04
2/28/2005          $ 12,308.50              $ 12,702.10
3/31/2005          $ 12,221.70              $ 12,541.01
4/30/2005          $ 12,031.40              $ 12,465.93
5/31/2005          $ 12,412.00              $ 12,757.88
6/30/2005          $ 12,578.40              $ 12,796.58

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

more than doubled during the period we held it. In the utility sector, our holding in Questar, a natural gas producer and utility, did well, with its stock price moving up more than 50% during the period. Stocks within the financial sector also did well. Legg Mason, a financial company, had strong growth and contributed positively to fund performance during the period.

Many widely respected icons of the American business scene faced very visible industry and regulatory concerns that were played out in the public eye, resulting in declining stock prices for these companies. Cisco was hit hard, and was the worst performing stock for the fund during the period. Other stock holdings that hurt fund performance included American International Group, 3M and Pfizer. We sold out of these positions before the end of the fiscal year.

                                                          CITIZENS BALANCED FUND

Positive contribution to fund performance from the fixed income allocation came from companies that were upgraded during the fiscal year because of their improving credit metrics including Nextel Communications, Corning and Chesapeake Energy.

OUTLOOK

We believe that the economy remains healthy, but may slow as the Federal Reserve continues to raise rates and energy costs take their toll. At present, the Federal Funds futures market is pricing in an increase in the federal funds rate to 4.00% by year-end. We believe this is a reasonable expectation with the current economic outlook. We expect positive growth in the economy, but at a decreasing rate. Our approach will be to remain alert for any attractive niche opportunities.

CITIZENS BALANCED FUND

CITIZENS INCOME FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
Current income and monthly dividend payment
INVESTMENT STRATEGY
Invests mainly in bonds and mortgage-backed securities
INCEPTION DATE
Standard shares       6.10.92
RISKS
Fixed-income investing; high-yield security risks (See pages 8-10 for important fund risk and benchmark disclosures.)
WE BELIEVE THAT CORPORATE BONDS SHOULD CONTINUE TO DO WELL IN THE SHORT
TERM. . .

HOW DID WE DO?

The fund returned 5.34% for the fiscal year ended June 30, 2005 versus the benchmark Lehman Brothers U.S. Aggregate Index which returned 6.80%. Most of the underperformance can be attributed to an underweight in treasury securities compared to the benchmark during the third quarter of the fiscal year. The underweight position detracted from performance as concerns in the corporate market produced an unanticipated flight to quality.

The fund's performance was helped by companies that we held during the period that were upgraded because of their improving credit metrics, including Nextel Communications, Corning, Chesapeake Energy and Xerox.

As a result of the Federal Reserve raising the federal funds rate consistently since the beginning of the fiscal year, the Treasury market yield curve flattened. Typically, the yield curve flattens when short term rates rise more than longer term rates. Although the markets anticipated the federal funds rate increases, the dramatic decline in long term rates was unexpected. The intermediate to longer term maturities posted very strong returns during the fiscal year period and the fund's underweighting in these securities relative to the index dampened our performance.

                                                            CITIZENS INCOME FUND

PERFORMANCE (as of 6.30.05)

                                                   AVERAGE ANNUAL RETURN
                                     1          3          5         10          Since
                       Ticker      Year       Years      Years      Years      inception
--------------------------------------------------------------------------------------------
STANDARD SHARES        WAIMX       5.34%      5.22%      4.49%      5.18%        5.57%

PERFORMANCE OVER TIME (as of 6.30.05)

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over time for the index shown.

(PERFORMANCE OVERTIME)

CITIZENS INCOME FUND

PERFORMANCE SINCE INCEPTION 06/10/92

DATE          CITIZENS INCOME FUND     LEHMAN AGGREGATE INDEX RETURN
----          --------------------     -----------------------------
6/10/92           $ 10,000.00                  $ 10,000.00
6/30/1992         $ 10,080.00                  $ 10,117.00
7/31/1992         $ 10,290.10                  $ 10,323.39
8/31/1992         $ 10,373.30                  $ 10,427.65
9/30/1992         $ 10,517.20                  $ 10,551.74
10/31/1992        $ 10,320.30                  $ 10,411.40
11/30/1992        $ 10,266.60                  $ 10,413.49
12/31/1992        $ 10,419.20                  $ 10,579.06
1/31/1993         $ 10,619.30                  $ 10,782.18
2/28/1993         $ 10,828.40                  $ 10,970.87
3/31/1993         $ 10,854.10                  $ 11,016.94
4/30/1993         $ 10,919.30                  $ 11,094.06
5/31/1993         $ 10,882.90                  $ 11,108.49
6/30/1993         $ 11,095.60                  $ 11,309.55
7/31/1993         $ 11,142.80                  $ 11,374.01
8/31/1993         $ 11,335.20                  $ 11,573.06
9/30/1993         $ 11,380.50                  $ 11,604.31
10/31/1993        $ 11,449.30                  $ 11,647.24
11/30/1993        $ 11,357.80                  $ 11,548.24
12/31/1993        $ 11,456.80                  $ 11,610.60
1/31/1994         $ 11,585.90                  $ 11,767.34
2/28/1994         $ 11,393.70                  $ 11,562.59
3/31/1994         $ 11,200.70                  $ 11,277.00
4/30/1994         $ 11,086.30                  $ 11,186.78
5/31/1994         $ 11,096.10                  $ 11,185.66
6/30/1994         $ 11,096.10                  $ 11,161.05
7/31/1994         $ 11,226.60                  $ 11,383.16
8/31/1994         $ 11,263.20                  $ 11,396.82
9/30/1994         $ 11,176.10                  $ 11,229.28
10/31/1994        $ 11,136.90                  $ 11,219.18
11/30/1994        $ 11,053.40                  $ 11,194.50
12/31/1994        $ 11,104.20                  $ 11,271.74
1/31/1995         $ 11,257.40                  $ 11,494.92
2/28/1995         $ 11,567.90                  $ 11,768.50
3/31/1995         $ 11,668.50                  $ 11,840.29
4/30/1995         $ 11,838.10                  $ 12,006.05
5/31/1995         $ 12,171.20                  $ 12,470.68
6/30/1995         $ 12,255.80                  $ 12,561.72
7/31/1995         $ 12,289.10                  $ 12,534.08
8/31/1995         $ 12,403.10                  $ 12,685.75
9/30/1995         $ 12,587.90                  $ 12,808.80
10/31/1995        $ 12,680.50                  $ 12,975.31
11/30/1995        $ 12,842.90                  $ 13,169.94
12/31/1995        $ 13,034.10                  $ 13,354.32
1/31/1996         $ 13,123.60                  $ 13,442.46
2/26/1996         $ 13,014.50                  $ 13,208.56
3/31/1996         $ 12,895.70                  $ 13,116.10
4/30/1996         $ 12,824.90                  $ 13,042.65
5/31/1996         $ 12,809.80                  $ 13,016.57
6/30/1996         $ 12,927.50                  $ 13,190.99
7/31/1996         $ 12,971.10                  $ 13,226.60
8/30/1996         $ 13,029.50                  $ 13,204.12
9/30/1996         $ 13,254.00                  $ 13,433.87
10/31/1996        $ 13,478.20                  $ 13,732.10
11/30/1996        $ 13,712.80                  $ 13,966.92
12/31/1996        $ 13,665.80                  $ 13,837.03
1/31/1997         $ 13,696.10                  $ 13,879.92
2/28/1997         $ 13,767.70                  $ 13,914.62
3/31/1997         $ 13,621.00                  $ 13,760.17
4/30/1997         $ 13,772.70                  $ 13,966.57
5/31/1997         $ 13,953.30                  $ 14,099.25
6/30/1997         $ 14,163.00                  $ 14,267.04
7/31/1997         $ 14,594.40                  $ 14,652.25
8/29/1997         $ 14,448.00                  $ 14,527.70
9/30/1997         $ 14,672.80                  $ 14,741.26
10/31/1997        $ 14,855.70                  $ 14,955.01
11/29/1997        $ 14,938.90                  $ 15,023.80
12/31/1997        $ 15,097.80                  $ 15,175.54
1/31/1998         $ 15,304.90                  $ 15,369.79
2/28/1998         $ 15,281.40                  $ 15,357.49
3/31/1998         $ 15,312.10                  $ 15,409.71
4/30/1998         $ 15,340.80                  $ 15,489.84
5/31/1998         $ 15,509.60                  $ 15,636.99
6/30/1998         $ 15,649.10                  $ 15,769.91
7/31/1998         $ 15,647.40                  $ 15,803.02
8/31/1998         $ 15,720.30                  $ 16,060.61
9/30/1998         $ 15,919.60                  $ 16,436.43
10/31/1998        $ 15,669.20                  $ 16,349.32
11/30/1998        $ 15,845.00                  $ 16,442.51
12/31/1998        $ 15,974.80                  $ 16,491.84
1/31/1999         $ 16,145.60                  $ 16,608.93
2/28/1999         $ 15,895.50                  $ 16,318.27
3/31/1999         $ 15,982.40                  $ 16,408.02
4/30/1999         $ 16,059.20                  $ 16,460.53
5/31/1999         $ 15,907.70                  $ 16,315.68
6/30/1999         $ 15,770.70                  $ 16,263.46
7/31/1999         $ 15,754.80                  $ 16,193.53
8/31/1999         $ 15,663.80                  $ 16,185.44
9/30/1999         $ 15,764.80                  $ 16,373.19
10/31/1999        $ 15,766.70                  $ 16,433.77
11/30/1999        $ 15,828.20                  $ 16,432.12
12/31/1999        $ 15,844.20                  $ 16,353.25
1/31/2000         $ 15,817.20                  $ 16,299.28
2/29/2000         $ 15,931.60                  $ 16,496.51
3/31/2000         $ 15,980.00                  $ 16,714.26
4/30/2000         $ 15,938.70                  $ 16,665.79
5/31/2000         $ 15,906.30                  $ 16,657.45
6/30/2000         $ 16,298.30                  $ 17,003.93
7/31/2000         $ 16,466.50                  $ 17,158.67
8/31/2000         $ 16,688.70                  $ 17,407.47
9/30/2000         $ 16,671.80                  $ 17,517.13
10/31/2000        $ 16,634.10                  $ 17,632.75
11/30/2000        $ 16,662.40                  $ 17,921.92
12/31/2000        $ 16,990.00                  $ 18,255.27
1/31/2001         $ 17,426.90                  $ 18,554.66
2/28/2001         $ 17,641.20                  $ 18,716.08
3/31/2001         $ 17,656.80                  $ 18,809.66
4/30/2001         $ 17,546.20                  $ 18,730.66
5/31/2001         $ 17,623.40                  $ 18,843.05
6/30/2001         $ 17,579.50                  $ 18,914.65
7/31/2001         $ 18,041.60                  $ 19,338.34
8/31/2001         $ 18,208.40                  $ 19,560.73
9/30/2001         $ 18,071.90                  $ 19,789.59
10/31/2001        $ 18,259.20                  $ 20,203.19
11/30/2001        $ 17,937.60                  $ 19,924.39
12/31/2001        $ 17,730.70                  $ 19,796.87
1/31/2002         $ 17,761.30                  $ 19,957.23
2/28/2002         $ 17,802.20                  $ 20,150.81
3/31/2002         $ 17,421.50                  $ 19,816.31
4/30/2002         $ 17,576.70                  $ 20,200.75
5/31/2002         $ 17,708.60                  $ 20,372.45
6/30/2002         $ 17,427.30                  $ 20,547.65
7/31/2002         $ 17,492.10                  $ 20,796.28
8/31/2002         $ 17,809.30                  $ 21,147.74
9/30/2002         $ 18,181.60                  $ 21,490.33
10/31/2002        $ 18,060.90                  $ 21,391.48
11/30/2002        $ 17,914.10                  $ 21,385.06
12/31/2002        $ 18,352.40                  $ 21,827.73
1/31/2003         $ 18,377.30                  $ 21,847.37
2/28/2003         $ 18,737.50                  $ 22,148.87
3/31/2003         $ 18,778.10                  $ 22,131.15
4/30/2003         $ 19,008.60                  $ 22,314.84
5/31/2003         $ 19,372.30                  $ 22,729.89
6/30/2003         $ 19,392.40                  $ 22,684.43
7/31/2003         $ 18,655.30                  $ 21,922.24
8/31/2003         $ 18,749.60                  $ 22,066.92
9/30/2003         $ 19,299.70                  $ 22,651.70
10/31/2003        $ 19,147.10                  $ 22,441.04
11/30/2003        $ 19,204.00                  $ 22,494.89
12/31/2003        $ 19,416.20                  $ 22,724.34
1/31/2004         $ 19,547.20                  $ 22,906.14
2/29/2004         $ 19,731.20                  $ 23,153.52
3/31/2004         $ 19,889.20                  $ 23,327.17
4/30/2004         $ 19,366.90                  $ 22,720.67
5/31/2004         $ 19,189.90                  $ 22,629.79
6/30/2004         $ 19,270.20                  $ 22,758.78
7/31/2004         $ 19,443.50                  $ 22,984.39
8/31/2004         $ 19,740.40                  $ 23,422.87
9/30/2004         $ 19,817.50                  $ 23,486.38
10/31/2004        $ 20,027.30                  $ 23,683.30
11/30/2004        $ 19,892.80                  $ 23,494.40
12/31/2004        $ 20,054.00                  $ 23,710.61
1/31/2005         $ 20,117.50                  $ 23,859.39
2/28/2005         $ 20,101.30                  $ 23,718.67
3/31/2005         $ 19,805.00                  $ 23,596.74
4/30/2005         $ 19,991.10                  $ 23,916.08
5/31/2005         $ 20,196.80                  $ 24,174.82
6/30/2005         $ 20,299.60                  $ 24,306.65

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

In the past year, the two year Treasury note rose 96 basis points to offer a yield of 3.63%, the yield on the 10 year Treasury fell 67 basis points to yield 3.91%, and the yield on the 30 year Treasury fell 110 basis points to yield 4.19%. In other words, the spread between the 2 year and 10 year Treasury notes decreased from 191 to 28 basis points, certainly a significant change.

The past year was interesting for corporate bonds as well. Spreads continued to tighten throughout the year until a setback at the end of the third quarter of the fiscal year. In the third quarter of the period, General Motors was put on watch to be downgraded to high yield status, which created a flight to quality scenario in spread products. Although the fund does not hold GM, it can serve as a bellwether to other corporate bonds. The corporate bond market seemed to settle down and improve when General

CITIZENS INCOME FUND

Motors was finally downgraded to high yield, and corporate bonds experienced steady improvement in the last month of the period.

OUTLOOK

We believe that corporate bonds should continue to do well in the short term, while we do have some concerns for the longer term. One specific concern is within the credit environment. In the last half of the fiscal year, we have observed more downgrades than upgrades. There has also been an increase in merger and acquisition activity, which we foresee as possibly having a negative consequence for bondholders. As a result, we will be watchful and wary of the increase in event risk, unforeseen corporate reorganizations and bond buybacks that may have negative impacts going forward. Additionally, our strategy will be to continue to remain focused on the interest rate movements.

                                                            CITIZENS INCOME FUND

CITIZENS ULTRA SHORT BOND FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
High level of current income consistent with preservation of capital INVESTMENT STRATEGY
Invests mainly in short-duration investment-grade securities
INCEPTION DATE
Standard shares       11.21.02
RISKS
Fixed-income investing (See
pages 8-10 for important fund risk and benchmark disclosure.)


HOW DID WE DO?

The Ultra Short Bond Fund returned 2.23% for the fiscal year ended June 30, 2005. The benchmark Merrill Lynch 1-Year Treasury Index returned 1.73% for the same period, resulting in the fund outperforming the benchmark by 50 basis points. The fund had a 30 day SEC yield of 3.10% as of June 30, 2005 up from 1.89% as of June 30, 2004.

The fund's position in floating rate corporate notes, such as American Express and CIT Group, contributed to outperformance during the period. The coupon rates on these floating rate corporate notes reset on either a monthly or quarterly basis. During the fiscal year, as interest rates rose, this feature of the floating rate corporate note allowed us to take advantage of the rising interest rate environment, by reinvesting the coupon payout at higher rates. Other spread products that we held performed better than Treasuries during the past year, including corporate bonds and asset backed securities.

During the fiscal year period, the yield on the six month Treasury bill rose 169 basis points to 3.32% and the yield on the two year Treasury note rose 96 basis points to 3.63%. The Federal Reserve began tightening short term interest rates back on June 30, 2004, when the federal funds rate had been at 1.00% for almost a full year. Since then, the federal funds rate has increased another eight times to its current rate of 3.25%, with no real

CITIZENS ULTRA SHORT BOND FUND

PERFORMANCE (as of 6.30.05)

                                                                AVERAGE ANNUAL RETURN
                                                                 1              Since
                                               Ticker          Year           inception
---------------------------------------------------------------------------------------------
STANDARD SHARES                                CFSBX           2.23%             1.85%

PERFORMANCE OVER TIME (as of 6.30.05)

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over time for the index shown.

(PERFORMANCE OVERTIME)

CITIZENS ULTRA SHORT BOND FUND

PERFORMANCE SINCE INCEPTION 11/22/02

DATE          CITIZENS ULTRA SHORT BOND FUND    MERRILL LYNCH 1 YR TREASURY INDEX RETURN
----          ------------------------------    ----------------------------------------
11/21/02                $ 10,000.00                           $ 10,000.00
11/30/2002              $ 10,003.70                           $ 10,001.00
12/31/2002              $ 10,052.90                           $ 10,039.00
1/31/2003               $ 10,075.70                           $ 10,047.04
2/28/2003               $ 10,117.50                           $ 10,065.12
3/31/2003               $ 10,139.40                           $ 10,083.24
4/30/2003               $ 10,161.00                           $ 10,094.33
5/31/2003               $ 10,192.10                           $ 10,106.44
6/30/2003               $ 10,211.60                           $ 10,127.67
7/31/2003               $ 10,138.60                           $ 10,122.60
8/31/2003               $ 10,135.50                           $ 10,131.71
9/30/2003               $ 10,191.90                           $ 10,160.08
10/31/2003              $ 10,177.80                           $ 10,157.03
11/30/2003              $ 10,182.80                           $ 10,153.99
12/31/2003              $ 10,219.10                           $ 10,186.48
1/31/2004               $ 10,235.10                           $ 10,201.76
2/29/2004               $ 10,260.60                           $ 10,222.16
3/31/2004               $ 10,276.50                           $ 10,232.38
4/30/2004               $ 10,250.90                           $ 10,205.78
5/31/2004               $ 10,256.20                           $ 10,204.76
6/30/2004               $ 10,260.80                           $ 10,201.70
7/31/2004               $ 10,276.80                           $ 10,224.75
8/31/2004               $ 10,304.30                           $ 10,254.61
9/30/2004               $ 10,321.70                           $ 10,251.53
10/31/2004              $ 10,340.10                           $ 10,268.96
11/30/2004              $ 10,330.50                           $ 10,253.45
12/31/2004              $ 10,351.00                           $ 10,269.55
1/31/2005               $ 10,372.30                           $ 10,277.67
2/28/2005               $ 10,381.90                           $ 10,277.77
3/31/2005               $ 10,404.80                           $ 10,292.47
4/30/2005               $ 10,438.00                           $ 10,328.80
5/31/2005               $ 10,463.20                           $ 10,360.40
6/30/2005               $ 10,489.20                           $ 10,378.12

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------

change of bias in sight. Our belief is that the stance of the Federal Reserve remains accommodative and is providing ongoing support to economic activity. At present, the futures market is pricing in an increase for the federal funds rate by year end.

Citizens Ultra Short Bond Fund was created so that our shareholders would have an option to earn a higher yield in the fixed income market. Due to the small asset size of the fund, and our belief that rising short-term interest rates now allow money market oriented investors an opportunity to earn a good yield without the credit and principal risk inherent in a bond fund, we have closed the Citizens Ultra Short Bond Fund.

                                                  CITIZENS ULTRA SHORT BOND FUND

CITIZENS MONEY MARKET FUND

PORTFOLIO REVIEW


FUND INFORMATION
INVESTMENT GOAL
Current income consistent with safety and liquidity
INVESTMENT STRATEGY
Invests exclusively in money market instruments
INCEPTION DATE
Standard shares:       8.30.83
Institutional shares:    2.01.96
RISKS
Money market investing (See pages 8-10 for important fund risk and benchmark disclosures.)


HOW DID WE DO?

The 7 day simple yield on the standard shares rose from 0.50% on June 30, 2004 to 2.20% on June 30, 2005. The fund had a total return of 1.21% for the fiscal year. During this time, the average weighted maturity of the fund fell from 42 days to 31 days. We anticipated the federal funds rate increases during the fiscal year, and believed that short term rates would continue to increase. This belief resulted in an investment strategy of keeping the fund at a shorter duration than our peer group. An additional strategy for the fund was to target maturities and structure the portfolio so we could take advantage of the higher interest rates, as they materialized, throughout the fiscal year.

With the federal funds rate at 1.00% for almost a full year and a much improved economy, the Federal Reserve began tightening short term interest rates on June 30, 2004. Since then, the federal funds rate has been increased eight times to its current rate of 3.25% for a total increase of 225 basis points with no real change of bias in sight. In addition, corporate commercial paper supply has been increasing modestly because of this increase in rates, which is a positive for the market.

CITIZENS MONEY MARKET FUND

PERFORMANCE (as of 6.30.05)

                                                         AVERAGE ANNUAL RETURN
                                                 1          5         10          Since
                                   Ticker      Year       Years      Years      inception
---------------------------------------------------------------------------------------------
STANDARD SHARES                    WKAXX       1.21%      1.77%      3.09%           NA
INSTITUTIONAL SHARES               WAIXX       1.53%      2.04%         NA        3.41%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fees have been instituted in the past to maintain expense limits, without which returns would have been lower. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

OUTLOOK

We believe the Federal Reserve will continue to raise rates at least through year end unless there is a considerable change in the growth of the economy, unemployment or inflation. At present, the futures market is pricing in an increase to 4.00% for the federal funds rate by the calendar year end. We believe that is a reasonable expectation with the current economic outlook. If this occurs, we expect at some point higher short term rates may have an impact on corporate profits as companies may have to borrow money at higher rates. We believe this may slow the economy down. That said, one concern we have going forward is that the Federal Reserve may overshoot with their tightening, increasing the federal funds rate to a point that stops growth, which could hurt the economy down the road. We are mindful of these concerns as we choose investments for the fund.

                                                      CITIZENS MONEY MARKET FUND

PORTFOLIO COMPOSITION (UNAUDITED)

PORTFOLIO COMPOSITION

                                               PERCENTAGE OF
300 FUND                                        INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         23.5%
Information Technology                             16.7%
Healthcare                                         14.9%
Consumer Discretionary                             12.9%
Consumer Staples                                   10.4%
Energy                                              8.1%
Industrials                                         7.5%
Telecommunication Services                          3.6%
Materials                                           1.2%
Utilities                                           0.8%
Cash Equivalents                                    0.4%
------------------------------------------------------------

                                               PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Healthcare                                         17.4%
Financials                                         14.5%
Information Technology                             13.7%
Consumer Discretionary                             12.4%
Consumer Staples                                    9.0%
Energy                                              8.6%
Industrials                                         7.8%
Cash Equivalents                                    5.4%
Utilities                                           5.0%
Telecommunication Services                          3.2%
Materials                                           3.0%
------------------------------------------------------------

                                               PERCENTAGE OF
EMERGING GROWTH FUND                            INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Consumer Discretionary                             21.3%
Information Technology                             19.9%
Healthcare                                         17.8%
Industrials                                        11.3%
Financials                                         10.5%
Energy                                              8.2%
Consumer Staples                                    4.9%
Materials                                           3.3%
Telecommunication Services                          1.4%
Utilities                                           1.1%
Cash Equivalents                                    0.3%
------------------------------------------------------------

SMALL CAP                                      PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Consumer Discretionary                             22.2%
Healthcare                                         17.8%
Information Technology                             17.7%
Industrials                                        15.7%
Cash Equivalents                                    7.7%
Financials                                          6.4%
Energy                                              5.4%
Materials                                           3.7%
Consumer Staples                                    2.2%
Telecommunication Services                          1.2%
------------------------------------------------------------

                                               PERCENTAGE OF
VALUE FUND                                      INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         21.5%
Healthcare                                         13.5%
Energy                                             12.2%
Consumer Discretionary                             11.9%
Information Technology                             11.0%
Industrials                                        10.1%
Consumer Staples                                    9.2%
Materials                                           3.8%
Utilities                                           3.5%
Telecommunication Services                          3.3%
Cash Equivalents                                    0.0%*
------------------------------------------------------------

                                               PERCENTAGE OF
GLOBAL EQUITY FUND                              INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         20.5%
Healthcare                                         14.7%
Information Technology                             12.9%
Consumer Discretionary                             12.7%
Energy                                             10.2%
Industrials                                         9.4%
Consumer Staples                                    8.5%
Telecommunication Services                          5.7%
Materials                                           2.9%
Cash Equivalents                                    2.5%
------------------------------------------------------------

* Less than 0.1%

SEE FINANCIAL NOTES

                                                                   JUNE 30, 2005

                                               PERCENTAGE OF
BALANCED FUND                                   INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Equity
  Financials                                       11.2%
  Healthcare                                       10.8%
  Information Technology                            9.2%
  Consumer Discretionary                            7.4%
  Energy                                            6.6%
  Industrials                                       6.4%
  Consumer Staples                                  6.0%
  Utilities                                         2.9%
  Materials                                         1.8%
  Telecommunication Services                        1.7%
------------------------------------------------------------
Fixed Income
  U.S. Government Agency Obligations               12.6%
  U.S. Government Obligations                       8.7%
  Corporate Bonds                                   6.4%
  Collateralized Mortgage Obligations               0.7%
  Foreign Government Bonds                          0.3%
------------------------------------------------------------
Cash Equivalents                                    7.3%
------------------------------------------------------------

                                               PERCENTAGE OF
INCOME FUND                                     INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
U.S. Government Agency Obligations                 41.7%
Corporate Bonds                                    33.3%
U.S. Government Obligations                        15.5%
Collateralized Mortgage Obligations                 4.0%
Cash Equivalents                                    3.6%
Foreign Government Bonds                            1.9%
------------------------------------------------------------

                                               PERCENTAGE OF
ULTRA SHORT BOND FUND                           INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Corporate Bonds                                    51.8%
Cash Equivalents                                   25.8%
U.S. Government Agency Obligations                 18.5%
U.S. Government Obligations                         3.9%
------------------------------------------------------------

                                               PERCENTAGE OF
MONEY MARKET FUND                               INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Commercial Paper                                   77.3%
Certificates of Deposit                            12.8%
U.S. Government Agency Obligations                  4.8%
Municipal Notes                                     4.0%
Cash Equivalents                                    1.1%
------------------------------------------------------------

All portfolio compositions subject to change.

                                                             SEE FINANCIAL NOTES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Citizens Funds:

In our opinion, the accompanying statements of assets and liabilities, including the funds' holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Global Equity Fund, Citizens Balanced Fund, Citizens Income Fund, Citizens Ultra Short Bond Fund and Citizens Money Market Fund (hereinafter referred to as the "Funds") at June 30, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio

August 18, 2005

CITIZENS FUNDS HOLDINGS
JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 99.9%
Air Freight - 1.6%
FedEx Corp.                                        300               24
United Parcel Service, Class B                   1,065               74
                                                                  -----
                                                                     98
Airlines - 0.2%
jetBlue Airways Corp. (a)                          100                2
Southwest Airlines Co.                             830               12
                                                                  -----
                                                                     14
Apparel Manufacturers - 0.1%
Jones Apparel Group, Inc.                          200                6
Auto Manufacturing - 0.2%
PACCAR, Inc.                                       150               10
Banks - 4.7%
Bank of America Corp.                            3,700              169
Bank of New York Co., Inc.                         800               23
BB&T Corp.                                         600               24
Fifth Third Bancorp                                600               25
First Horizon National Corp.                       200                8
National City Corp.                                700               24
North Fork Bancorporation, Inc.                    500               14
Suntrust Banks, Inc.                               100                7
                                                                  -----
                                                                    294
Biotechnology - 1.5%
Allergan, Inc.                                     100                9
Applera Corp.                                      200                4
Biogen Idec, Inc. (a)                              375               13
Chiron Corp. (a)                                   200                7
Forest Laboratories, Inc. (a)                      400               16
Genzyme Corp. (a)                                  300               18
Gilead Sciences, Inc. (a)                          500               21
MedImmune, Inc. (a)                                200                5
                                                                  -----
                                                                     93
Broadcasting - 0.2%
Radio One, Inc., Class D (a)                       200                3
Univision Communications, Inc. (a)                 350                9
                                                                  -----
                                                                     12
Chemicals - 1.6%
Air Products & Chemicals, Inc.                     200               12
Amgen, Inc. (a)                                  1,100               66
Engelhard Corp.                                    200                6
International Flavors & Fragrances, Inc.           100                4

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Praxair, Inc.                                      200                9
Sigma-Aldrich Corp.                                100                6
                                                                  -----
                                                                    103
Computers - 9.6%
Apple Computer, Inc. (a)                           740               27
Citrix Systems, Inc. (a)                           225                5
Corning, Inc. (a)                                1,480               25
Dell, Inc. (a)                                   2,200               87
EMC Corp. (a)                                    2,200               30
Intel Corp.                                      5,655              147
International Business Machines Corp.            1,450              108
Intuit, Inc. (a)                                   200                9
Lexmark International, Inc. (a)                    150               10
National Instruments Corp.                         100                2
Network Appliance, Inc. (a)                        400               11
Novell, Inc. (a)                                   400                2
Oracle Corp. (a)                                 4,740               63
Pixar, Inc. (a)                                    100                5
SunGard Data Systems, Inc. (a)                     300               11
Symantec Corp. (a)                                 750               16
Yahoo!, Inc. (a)                                 1,300               45
                                                                  -----
                                                                    603
Construction - 0.4%
D. R. Horton, Inc.                                 366               13
Lennar Corp.                                       200               13
                                                                  -----
                                                                     26
Consumer Products - 1.0%
Black & Decker Corp.                               100                9
Clorox Co.                                         200               11
Kimberly-Clark Corp.                               400               25
Newell Rubbermaid, Inc.                            300                7
The Stanley Works                                  100                5
Whirlpool Corp.                                    100                7
                                                                  -----
                                                                     64
Electrical Equipment - 0.6%
American Power Conversion Corp.                    220                5
Emerson Electric Co.                               400               26
Sanmina Corp. (a)                                  600                3
W.W. Grainger, Inc.                                100                5
                                                                  -----
                                                                     39
Electronics - 5.1%
Adobe Systems, Inc.                                500               14
Applied Materials, Inc.                          1,500               24
Broadcom Corp., Class A (a)                        300               11
Cisco Systems, Inc. (a)                          5,855              112

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Electronics (continued)
Electronic Arts, Inc. (a)                          300               17
Freescale Semiconductor, Inc., Class B (a)         520               11
Harman International Industries, Inc.              100                8
JDS Uniphase Corp. (a)                           1,600                2
Johnson Controls, Inc.                             200               11
Juniper Networks, Inc. (a)                         600               15
Linear Technology Corp.                            300               11
Maxim Integrated Products, Inc.                    350               13
NVIDIA Corp. (a)                                   100                3
Rockwell Automation, Inc.                          220               11
SPX Corp.                                          100                5
Texas Instruments, Inc.                          1,600               45
Xilinx, Inc.                                       300                8
                                                                  -----
                                                                    321
Energy & Utilities - 8.9%
AES Corp. (a)                                      700               11
AGL Resources, Inc.                                100                4
Anadarko Petroleum Corp.                           250               21
Apache Corp.                                       200               13
Baker Hughes, Inc.                                 400               20
BJ Services Co.                                    200               10
BP Amoco plc ADR                                 3,225              202
Burlington Resources, Inc.                         400               22
Calpine Corp. (a)                                  300                1
ConocoPhillips                                   1,300               76
Devon Energy Corp.                                 500               25
Diamond Offshore Drilling, Inc.                    200               11
EOG Resources, Inc.                                100                6
Equitable Resources, Inc.                           35                2
Hawaiian Electric Industries, Inc.                 125                3
KeySpan Corp.                                      200                8
Newfield Exploration Co. (a)                       200                8
NiSource, Inc.                                     300                7
Noble Corp.                                        200               12
Noble Energy, Inc.                                 100                8
Pepco Holdings, Inc.                               100                2
Pioneer Natural Resources Co.                      200                8
Pogo Producing Co.                                 100                5
Puget Energy, Inc.                                 100                2
Questar Corp.                                      100                7
Rowan Cos., Inc.                                   200                6

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Smith International, Inc.                          100                6
The Williams Cos., Inc.                            500               10
Valero Energy Corp.                                300               24
Western Gas Resources, Inc.                        100                3
XTO Energy, Inc.                                   400               14
                                                                  -----
                                                                    557
Entertainment - 2.8%
Comcast Corp., Class A (a)                       2,000               61
Time Warner, Inc. (a)                            4,150               70
Viacom, Inc.                                     1,500               48
                                                                  -----
                                                                    179
Financial - Diversified - 12.5%
AMBAC Financial Group, Inc.                        100                7
American Express Co.                             1,100               59
Citigroup, Inc.                                  4,800              222
Fannie Mae                                         900               53
Freddie Mac                                        600               39
Legg Mason, Inc.                                   100               10
Lehman Brothers Holdings, Inc.                     300               30
MBNA Corp.                                       1,200               31
Mellon Financial Corp.                             400               11
Merrill Lynch & Co.                                900               50
MetLife, Inc.                                      700               31
Moody's Corp.                                      250               11
Northern Trust Corp.                               200                9
State Street Corp.                                 400               19
Synovus Financial Corp.                            390               11
Wachovia Corp.                                   1,400               69
Washington Mutual, Inc.                            800               33
Wells Fargo & Co.                                1,560               96
                                                                  -----
                                                                    791
Financial Services - 1.0%
Charles Schwab Corp.                             1,400               16
Golden West Financial Corp.                        320               20
Principal Financial Group                          300               13
T. Rowe Price Group, Inc.                          170               11
                                                                  -----
                                                                     60
Foods - 4.9%
Bunge, Ltd.                                        100                6
Campbell Soup Co.                                  400               12
Coca-Cola Co.                                    2,200               91
General Mills, Inc.                                400               19
H.J. Heinz Co.                                     400               14
Hershey Foods Corp.                                250               16
Kellogg Co.                                        449               20
McCormick & Co., Inc.                              100                3
Pepsi Bottling Group, Inc.                         200                6
PepsiCo, Inc.                                    1,550               84

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Foods (continued)
Sara Lee Corp.                                     850               17
SUPERVALU, Inc.                                    100                3
Wm. Wrigley Jr. Co.                                230               16
                                                                  -----
                                                                    307
Healthcare - 12.1%
Baxter International, Inc.                         600               22
Becton, Dickinson & Co.                            250               13
Biomet, Inc.                                       300               10
Boston Scientific Corp. (a)                        900               24
DENTSPLY International, Inc.                       100                5
Eli Lilly & Co.                                  1,000               56
Express Scripts, Inc. (a)                          200               10
Guidant Corp.                                      300               20
Health Management Associates, Inc., Class A        300                8
Johnson & Johnson, Inc.                          2,700              176
Laboratory Corp. of America Holdings (a)           125                6
Medtronic, Inc.                                  1,100               57
Mylan Laboratories, Inc.                           350                7
Pfizer, Inc.                                     6,850              189
Quest Diagnostics, Inc.                            200               11
St. Jude Medical, Inc. (a)                         400               17
Stryker Corp.                                      420               20
UnitedHealth Group, Inc.                         1,200               63
WellPoint, Inc. (a)                                600               42
Zimmer Holdings, Inc. (a)                          100                8
                                                                  -----
                                                                    764
Insurance - 4.4%
American International Group, Inc.               2,365              138
Fidelity National Financial Corp.                  200                7
Marsh & McLennan Cos., Inc.                        500               14
MBIA, Inc.                                         200               12
Progressive Corp.                                  200               20
The Allstate Corp.                                 600               36
The Hartford Financial Services Group, Inc.        300               22
The St. Paul Travelers Cos., Inc.                  670               26
                                                                  -----
                                                                    275

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Investment Banking & Brokerage - 0.8%
The Goldman Sachs Group, Inc.                      500               51

Leisure - 0.2%
Harley-Davidson, Inc.                              300               15

Manufacturing - 6.1%
3M Co.                                             700               51
Bausch & Lomb, Inc.                                100                8
Cintas Corp.                                       135                5
Cooper Cameron Corp. (a)                           100                6
Crane Co.                                          100                3
Dana Corp.                                         100                2
Donaldson Co., Inc.                                100                3
Dover Corp.                                        300               11
Eaton Corp.                                        200               12
Gentex Corp.                                       210                4
Graco, Inc.                                        100                3
Illinois Tool Works, Inc.                          300               24
Ingersoll-Rand Co.                                 200               14
Masco Corp.                                        515               16
Mattel, Inc.                                       570               10
Nucor Corp.                                        200                9
Pactiv Corp. (a)                                   200                4
Parker Hannifin Corp.                              100                6
Pentair, Inc.                                      100                4
Procter & Gamble Co.                             2,302              122
Sealed Air Corp. (a)                               100                5
Smurfit-Stone Container Corp. (a)                  500                5
Sonoco Products Co.                                100                3
Tyco International, Ltd.                         1,810               53
Worthington Industries, Inc.                       100                2
                                                                  -----
                                                                    385
Office Equipment & Supplies - 0.2%
Avery Dennison Corp.                               120                6
Pitney Bowes, Inc.                                 200                9
                                                                  -----
                                                                     15
Personal Care - 1.7%
Avon Products, Inc.                                500               19
Colgate-Palmolive Co.                              560               28
Gillette Co.                                       900               45
The Estee Lauder Cos., Inc., Class A               300               12
                                                                  -----
                                                                    104

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Pharmaceuticals - 0.1%
McKesson Corp.                                     200                9

Publishing - 0.5%
Dow Jones & Co., Inc.                              100                4
The McGraw-Hill Cos., Inc.                         400               17
Tribune Co.                                        300               11
                                                                  -----
                                                                     32
Railroads - 0.4%
CSX Corp.                                          300               13
Norfolk Southern Corp.                             500               15
                                                                  -----
                                                                     28
Real Estate - 0.2%
The St. Joe Co.                                    120               10
Restaurants - 1.2%
Darden Restaurants, Inc.                           200                7
McDonald's Corp.                                 1,200               33
Starbucks Corp. (a)                                400               21
YUM! Brands, Inc.                                  250               13
                                                                  -----
                                                                     74
Retail - 7.3%
AutoZone, Inc. (a)                                 100                9
Bed Bath & Beyond, Inc. (a)                        300               13
Best Buy & Co., Inc.                               300               21
Big Lots, Inc. (a)                                 200                3
Chico's FAS, Inc. (a)                              210                7
Coach, Inc. (a)                                    400               13
Costco Wholesale Corp.                             500               22
CVS Corp.                                          860               25
Dollar General Corp.                               400                8
eBay, Inc. (a)                                   1,200               40
Family Dollar Stores, Inc.                         250                7
Fastenal Co.                                       120                7
Hasbro, Inc.                                       100                2
Home Depot, Inc.                                 1,965               76
Limited Brands, Inc.                               430                9
Lowe's Cos., Inc.                                  700               41
Michaels Stores, Inc.                              200                8
Nordstrom, Inc.                                    100                7
RadioShack Corp.                                   235                5

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Staples, Inc.                                      795               17
Target Corp.                                       800               44
The Gap, Inc.                                      868               17
The TJX Cos., Inc.                                 500               12
Tiffany & Co.                                      200                7
Walgreen Co.                                       900               41
                                                                  -----
                                                                    461
Services - 2.3%
Apollo Group, Inc., Class A (a)                    200               16
ARAMARK Corp.                                      200                5
Career Education Corp. (a)                         200                7
Cendant Corp.                                    1,000               22
Ecolab, Inc.                                       300               10
Fair Isaac & Co., Inc.                             100                4
First Data Corp.                                   700               28
Fiserv, Inc. (a)                                   200                9
Manpower, Inc.                                     100                4
Monster Worldwide, Inc. (a)                        100                3
Omnicom Group, Inc.                                200               16
Pall Corp.                                         100                3
Paychex, Inc.                                      400               13
Unisys Corp. (a)                                   700                4
Viad Corp.                                          31                1
                                                                  -----
                                                                    145
Telecommunications - 5.4%
Lucent Technologies, Inc. (a)                    5,000               15
Motorola, Inc.                                   2,200               40
Nextel Communications, Inc. (a)                  1,000               32
QUALCOMM, Inc.                                   1,550               51
SBC Communications, Inc.                         2,980               71
Scientific-Atlanta, Inc.                           200                7
Sprint Corp.                                     1,317               33
Verizon Communications, Inc.                     2,550               88
                                                                  -----
                                                                    337
Transportation - 0.1%
Ryder System, Inc.                                 100                4
                                                                  -----
TOTAL COMMON STOCKS                                               6,286
Cost: $5,835

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
300 FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.4%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $23,
 collateralized by Federal Home Loan
 Mortgage Corp. security,
 4.00%, 07/01/18)
Cost: $23                                           23               23
                                                                  -----
TOTAL INVESTMENTS - 100.3%                                        6,309
Cost: $5,858 (b)

Percentages indicated are based on net assets of $6,290.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $31. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $  693
Unrealized depreciation                          (273)
                                               ------
Net unrealized appreciation                    $  420

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 94.7%
Air Freight - 0.9%
FedEx Corp.                                      35,000            2,835

Apparel Manufacturers - 1.1%
Nike, Inc., Class B                              40,000            3,464

Auto Manufacturing - 1.1%
PACCAR, Inc.                                     50,000            3,400

Biotechnology - 1.4%
Gilead Sciences, Inc. (a)                       100,000            4,399

Chemicals - 2.7%
Amgen, Inc. (a)                                  60,000            3,628
Praxair, Inc.                                   110,000            5,126
                                                                 -------
                                                                   8,754
Computers - 4.9%
Cognos, Inc. (a)                                120,000            4,097
Dell, Inc. (a)                                  100,000            3,951
Network Appliance, Inc. (a)                     120,000            3,392
Symantec Corp. (a)                              200,000            4,348
                                                                 -------
                                                                  15,788
Consumer Products - 1.2%
Black & Decker Corp.                             45,000            4,043

Electronics - 6.5%
Adobe Systems, Inc.                             200,000            5,724
Electronic Arts, Inc. (a)                        75,000            4,246
Rockwell Automation, Inc.                       125,000            6,089
Texas Instruments, Inc.                         175,000            4,912
                                                                 -------
                                                                  20,971
Energy & Utilities - 13.5%
Apache Corp.                                    100,000            6,460
BJ Services Co.                                  70,000            3,674
Burlington Resources, Inc.                      100,000            5,524
ConocoPhillips                                  120,000            6,899
Equitable Resources, Inc.                       110,000            7,479
Murphy Oil Corp.                                100,000            5,223
Questar Corp.                                   130,000            8,566
Silvan Power Co. (a)(b)                          24,000               --
Vulcan Power Co., Class A (a)(b)                 40,000               --
                                                                 -------
                                                                  43,825

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Financial - Diversified - 6.1%
Legg Mason, Inc.                                 75,000            7,808
Moody's Corp.                                   150,000            6,744
SLM Corp.                                       105,000            5,334
                                                                 -------
                                                                  19,886
Financial Services - 3.8%
Franklin Resources, Inc.                         85,000            6,544
Golden West Financial Corp.                      90,000            5,794
                                                                 -------
                                                                  12,338
Foods - 5.6%
Hershey Foods Corp.                             100,000            6,211
PepsiCo, Inc.                                    80,000            4,314
Sysco Corp.                                     100,000            3,619
Wm. Wrigley Jr. Co.                              60,000            4,130
                                                                 -------
                                                                  18,274
Healthcare - 12.7%
Becton, Dickinson & Co.                         125,000            6,559
C.R. Bard, Inc.                                 100,000            6,651
Johnson & Johnson, Inc.                         125,000            8,124
St. Jude Medical, Inc. (a)                       80,000            3,489
UnitedHealth Group, Inc.                        150,000            7,821
WellPoint, Inc. (a)                              80,000            5,571
Zimmer Holdings, Inc. (a)                        40,000            3,047
                                                                 -------
                                                                  41,262
Hotels & Motels - 1.7%
Marriott International, Inc., Class A            80,000            5,458

Insurance - 3.5%
The Allstate Corp.                              130,020            7,769
The Chubb Corp.                                  40,000            3,424
                                                                 -------
                                                                  11,193
Manufacturing - 5.3%
Pentair, Inc.                                   125,000            5,351
Precision Castparts Corp.                        60,000            4,674
Taiwan Semiconductor ADR                        472,500            4,309
Tyco International, Ltd.                        100,000            2,920
                                                                 -------
                                                                  17,254
Personal Care - 1.3%
Gillette Co.                                     80,000            4,050

Pharmaceuticals - 2.2%
Barr Pharmaceuticals, Inc. (a)                   80,000            3,899
Schering-Plough Corp.                           175,000            3,336
                                                                 -------
                                                                   7,235
Publishing - 1.5%
The McGraw-Hill Cos., Inc.                      110,000            4,868

Real Estate - 1.1%
Simon Property Group, Inc.                       50,000            3,625

Retail - 7.3%
Coach, Inc. (a)                                 100,000            3,357
CVS Corp.                                       240,000            6,977

                                                             SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Retail (continued)
Nordstrom, Inc.                                 100,000            6,797
Staples, Inc.                                   300,000            6,396
                                                                 -------
                                                                  23,527
Services - 4.7%
Ecolab, Inc.                                    140,000            4,530
Fiserv, Inc. (a)                                110,000            4,725
Getty Images, Inc. (a)                           80,000            5,941
                                                                 -------
                                                                  15,196
Telecommunications - 4.6%
Alltel Corp.                                     85,000            5,294
Comverse Technology, Inc. (a)                   200,000            4,730
Sprint Corp.                                    200,000            5,018
                                                                 -------
                                                                  15,042
                                                                 -------
TOTAL COMMON STOCKS                                              306,687
Cost: $251,382

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.4%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $17,439, collateralized by Federal
 Home Loan Mortgage Corp. securities, 4.00%-5.50%,
 07/01/18-05/01/33)
Cost: $17,438                                    17,438           17,438
                                                                 -------
TOTAL INVESTMENTS - 100.1%                                       324,125
Cost: $268,820 (c)

-------------------------------------------------------------------------
CORE GROWTH FUND
-------------------------------------------------------------------------

Percentages indicated are based on net assets of $323,691.


(a) Non-income producing security.

(b) On June 30, 2005, the fund owned the following restricted securities constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:
Vulcan Power Co., Class A
Acquisition Date: March 3, 1995
Cost: $300
Value: $0
Silvan Power Co.
Acquisition Date: July 27, 2004
Cost: $0
Value: $0

(c) Represents cost for financial reporting purposes and differs from federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $5. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $58,338
Unrealized depreciation                         (3,038)
                                               -------
Net unrealized appreciation                    $55,300

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 99.0%
Apparel Manufacturers - 1.0%
Reebok International Ltd.                        38,900            1,627

Banks - 1.3%
East West Bancorp, Inc.                          63,059            2,118

Biotechnology - 3.3%
Affymetrix, Inc. (a)                             50,110            2,702
Gilead Sciences, Inc. (a)                        63,200            2,781
                                                                 -------
                                                                   5,483
Chemicals - 1.1%
Praxair, Inc.                                    39,650            1,848

Computers - 7.8%
Apple Computer, Inc. (a)                         86,432            3,182
Autodesk, Inc.                                   62,500            2,148
Corning, Inc. (a)                               147,360            2,449
Network Appliance, Inc. (a)                      66,500            1,880
Pixar, Inc. (a)                                  29,010            1,452
Websense, Inc. (a)                               37,865            1,819
                                                                 -------
                                                                  12,930
Construction - 2.5%
Lafarge North America, Inc.                      34,000            2,123
Toll Brothers, Inc. (a)                          20,100            2,041
                                                                 -------
                                                                   4,164
Electrical Equipment - 1.7%
Fisher Scientific International, Inc. (a)        42,400            2,752

Electronics - 9.3%
Adobe Systems, Inc.                             128,050            3,665
Harman International Industries, Inc.            17,780            1,447
International Rectifier Corp. (a)                38,800            1,852
Lam Research Corp. (a)                           59,000            1,707
MEMC Electronic Materials, Inc. (a)             139,500            2,200
QLogic Corp. (a)                                 50,600            1,562
Rockwell Automation, Inc.                        26,000            1,266
Trimble Navigation Ltd. (a)                      42,340            1,650
                                                                 -------
                                                                  15,349
Energy & Utilities - 9.2%
Baker Hughes, Inc.                               43,840            2,243
EOG Resources, Inc.                              46,400            2,635
Murphy Oil Corp.                                 38,600            2,016
Newfield Exploration Co. (a)                     57,484            2,293

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
ONEOK, Inc.                                      54,200            1,770
Patterson-UTI Energy, Inc.                       85,200            2,371
Transocean, Inc. (a)                             37,700            2,035
                                                                 -------
                                                                  15,363
Financial - Diversified - 2.9%
Legg Mason, Inc.                                 21,000            2,186
Moody's Corp.                                    56,988            2,562
                                                                 -------
                                                                   4,748
Financial Services - 5.2%
Chicago Mercantile Exchange Holdings, Inc.       10,856            3,208
Golden West Financial Corp.                      45,080            2,902
T. Rowe Price Group, Inc.                        39,555            2,476
                                                                 -------
                                                                   8,586
Foods - 3.6%
Bunge Ltd.                                       47,850            3,033
Hershey Foods Corp.                              46,950            2,916
                                                                 -------
                                                                   5,949
Healthcare - 11.1%
AMERIGROUP Corp. (a)                             42,000            1,688
C.R. Bard, Inc.                                  34,975            2,326
Cooper Cos., Inc.                                43,915            2,674
Intuitive Surgical, Inc. (a)                     34,150            1,593
Laboratory Corp. of America Holdings (a)         41,850            2,088
Sierra Health Services, Inc. (a)                 50,888            3,637
Triad Hospitals, Inc. (a)                        48,300            2,639
Varian Medical Systems, Inc. (a)                 50,489            1,885
                                                                 -------
                                                                  18,530
Hotels & Motels - 2.2%
Choice Hotels International, Inc.                30,530            2,006
Starwood Hotels & Resorts Worldwide, Inc.        29,300            1,716
                                                                 -------
                                                                   3,722
Insurance - 1.1%
W. R. Berkley Corp.                              51,525            1,838

Manufacturing - 4.6%
Graco, Inc.                                      71,906            2,450
Nucor Corp.                                      32,100            1,464
Oshkosh Truck Corp.                              29,284            2,292
Pentair, Inc.                                    34,000            1,456
                                                                 -------
                                                                   7,662
Pharmaceuticals - 1.6%
Barr Pharmaceuticals, Inc. (a)                   53,450            2,605

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Publishing - 1.1%
John Wiley & Sons, Inc.                          44,400            1,764

Railroads - 0.9%
Norfolk Southern Corp.                           50,270            1,556

Restaurants - 3.9%
Sonic Corp. (a)                                  79,615            2,430
Starbucks Corp. (a)                              39,000            2,015
YUM! Brands, Inc.                                40,302            2,099
                                                                 -------
                                                                   6,544
Retail - 9.7%
American Eagle Outfitters, Inc.                  56,000            1,716
Claire's Stores, Inc.                           101,400            2,439
Coach, Inc. (a)                                  91,650            3,077
Foot Locker, Inc.                               100,246            2,729
Nordstrom, Inc.                                  60,356            4,103
Whole Foods Market, Inc.                         17,950            2,123
                                                                 -------
                                                                  16,187
Services - 8.9%
CheckFree Corp. (a)                              53,000            1,805
Cognizant Technology Solutions Corp. (a)         68,400            3,224
Corporate Executive Board Co.                    51,549            4,037
Dun & Bradstreet Corp. (a)                       19,200            1,184
Expeditors International of Washington, Inc.     41,600            2,072
Getty Images, Inc. (a)                           32,235            2,394
                                                                 -------
                                                                  14,716
Telecommunications - 3.6%
Comverse Technology, Inc. (a)                    73,600            1,741
Macromedia, Inc. (a)                             48,000            1,835
Nextel Partners, Inc. (a)                        94,500            2,378
                                                                 -------
                                                                   5,954
Transportation - 1.4%
Landstar System, Inc. (a)                        74,480            2,243
                                                                 -------
TOTAL COMMON STOCKS                                              164,238
Cost: $133,515

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.3%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $431,
 collateralized by Federal Home
 Loan Mortgage Corp. security,
 5.50%, 05/01/33)
Cost: $431                                          431              431
                                                                 -------
TOTAL INVESTMENTS - 99.3%                                        164,669
Cost: $133,946 (b)

Percentages indicated are based on net assets of $165,867.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs from federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $15. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $33,892
Unrealized depreciation                         (3,184)
                                               -------
Net unrealized appreciation                    $30,708

--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 93.5%
Apparel Manufacturers - 1.9%
Carter's, Inc. (a)                               10,000              584

Banks - 2.9%
PrivateBancorp, Inc.                             14,000              496
SVB Financial Group (a)                           8,000              383
                                                                  ------
                                                                     879
Computers - 8.5%
Ansys, Inc. (a)                                  15,760              559
Digital River, Inc. (a)                           9,500              302
F5 Networks, Inc. (a)                            10,960              518
NETGEAR, Inc. (a)                                35,300              656
Websense, Inc. (a)                               11,000              529
                                                                  ------
                                                                   2,564
Educational Services - 2.4%
Bright Horizons Family Solutions, Inc. (a)       18,000              733

Electrical Equipment - 1.9%
Genlyte Group (a)                                12,004              585

Electronics - 3.6%
Diodes, Inc. (a)                                 16,000              499
Trimble Navigation Ltd. (a)                      15,000              585
                                                                  ------
                                                                   1,084
Energy & Utilities - 7.8%
Airgas, Inc.                                     10,845              268
Cal Dive International, Inc. (a)                  9,000              471
Headwaters, Inc. (a)                             12,700              437
Hydril (a)                                        7,000              380
Precision Drilling Corp. (a)                     12,500              494
RPC, Inc.                                        17,400              294
                                                                  ------
                                                                   2,344
Healthcare - 20.2%
Advanced Medical Optics (a)                      10,882              433
American Healthways, Inc. (a)                    14,000              592
American Medical Systems Holdings, Inc. (a)      24,006              496
AMERIGROUP Corp. (a)                             12,000              482
Centene Corp. (a)                                16,000              537
LifePoint Hospitals, Inc. (a)                    14,600              737
Quality Systems, Inc.                            13,000              616
Respironics, Inc. (a)                            16,000              578
Sierra Health Services, Inc. (a)                 11,000              785

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Sybron Dental Specialties, Inc. (a)              12,000              451
Ventana Medical Systems, Inc. (a)                 8,000              322
                                                                  ------
                                                                   6,029
Hotels & Motels - 1.7%
Choice Hotels International, Inc.                 8,000              526

Insurance - 1.8%
RLI Corp.                                        12,000              535

Investment Banking & Brokerage - 1.8%
Affiliated Managers Group, Inc. (a)               8,000              547

Manufacturing - 9.0%
Ceradyne, Inc. (a)                               11,000              265
Oshkosh Truck Corp.                               6,780              531
Roper Industries, Inc.                            6,760              482
Silgan Holdings, Inc.                             7,500              422
The Manitowoc Co., Inc.                          12,900              529
Toro Co.                                         12,500              483
                                                                  ------
                                                                   2,712
Multimedia - 1.5%
Witness Systems, Inc. (a)                        24,630              449

Personal Care - 4.1%
Chattem, Inc. (a)                                16,000              662
Steiner Leisure Ltd. (a)                         15,000              556
                                                                  ------
                                                                   1,218
Restaurants - 3.5%
P.F. Chang's China Bistro, Inc. (a)               8,000              472
Sonic Corp. (a)                                  19,005              580
                                                                  ------
                                                                   1,052
Retail - 9.4%
Finish Line, Inc., Class A                       25,000              473
Genesco, Inc. (a)                                15,000              556
Guitar Center, Inc. (a)                           9,650              563
Marinemax, Inc. (a)                              12,000              375
Quiksilver, Inc. (a)                             24,000              384
The Men's Wearhouse, Inc. (a)                    13,500              465
                                                                  ------
                                                                   2,816
Services - 8.0%
Corporate Executive Board Co.                     5,500              431
Labor Ready, Inc. (a)                            27,000              630
Mine Safety Appliances                            6,500              300

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Services (continued)
SCP Pool Corp.                                   14,000              491
Waste Connections, Inc. (a)                      15,000              559
                                                                  ------
                                                                   2,411
Telecommunications - 3.5%
Macromedia, Inc. (a)                             17,500              668
NII Holdings, Inc., Class B (a)                   6,000              384
                                                                  ------
                                                                   1,052
                                                                  ------
TOTAL COMMON STOCKS                                               28,120
Cost: $22,580

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 7.8%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $2,343,
 collateralized by Federal
 Home Loan Mortgage Corp. security,
 5.50%, 05/01/33)
Cost: $2,343                                      2,343            2,343
                                                                  ------
TOTAL INVESTMENTS - 101.3%                                        30,463
Cost: $24,923 (b)

Percentages indicated are based on net assets of $30,059.

(a) Non-income producing security.

(b) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $10. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $5,901
Unrealized depreciation                          (371)
                                               ------
Net unrealized appreciation                    $5,530

--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 99.8%
Air Freight - 2.6%
FedEx Corp.                                       9,051              733

Apparel Manufacturers - 1.7%
V.F. Corp.                                        8,359              478

Banks - 3.0%
Bank of America Corp.                            12,694              579
Marshall & Ilsley Corp.                           6,000              267
                                                                  ------
                                                                     846
Chemicals - 2.5%
Amgen, Inc. (a)                                   6,400              387
Praxair, Inc.                                     6,781              316
                                                                  ------
                                                                     703
Computers - 5.9%
Hewlett-Packard Co.                              14,699              346
International Business Machines Corp.             5,586              414
Microsoft Corp.                                  15,696              390
Symantec Corp. (a)                               22,197              483
                                                                  ------
                                                                   1,633
Construction - 2.9%
Lafarge North America, Inc.                       6,670              417
Standard Pacific Corp.                            4,359              383
                                                                  ------
                                                                     800
Consumer Products - 2.0%
Kimberly-Clark Corp.                              9,009              564

Electrical Equipment - 1.0%
Emerson Electric Co.                              4,253              266

Electronics - 1.7%
International Rectifier Corp. (a)                10,093              482

Energy & Utilities - 15.7%
AES Corp. (a)                                    23,955              392
Apache Corp.                                      7,990              516
Baker Hughes, Inc.                               12,870              658
ConocoPhillips                                   16,878              971
Devon Energy Corp.                                9,333              473
ONEOK, Inc.                                      17,875              584
Patterson-UTI Energy, Inc.                        7,900              220
Precision Drilling Corp. (a)                      8,810              348
Valero Energy Corp.                               2,454              194
                                                                  ------
                                                                   4,356

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Financial - Diversified - 8.2%
Capital One Financial Corp.                       7,651              612
Lehman Brothers Holdings, Inc.                    5,695              565
MetLife, Inc.                                    10,741              483
Wachovia Corp.                                   12,362              613
                                                                  ------
                                                                   2,273
Financial Services - 2.1%
Golden West Financial Corp.                       9,235              595

Foods - 2.0%
Bunge Ltd.                                        8,853              561

Healthcare - 12.1%
Baxter International, Inc.                       15,490              575
Becton, Dickinson & Co.                           3,399              178
CIGNA Corp.                                       5,002              535
Johnson & Johnson, Inc.                           7,479              486
Pfizer, Inc.                                     24,760              683
WellPoint, Inc. (a)                              12,810              892
                                                                  ------
                                                                   3,349
Insurance - 5.1%
American International Group, Inc.                4,888              284
The Allstate Corp.                               12,352              738
The Hartford Financial Services Group, Inc.       5,397              404
                                                                  ------
                                                                   1,426
Leisure - 1.5%
Harley-Davidson, Inc.                             8,163              405

Manufacturing - 6.3%
3M Co.                                            5,473              396
Eaton Corp.                                       6,702              400
Illinois Tool Works, Inc.                         3,070              245
Masco Corp.                                      12,055              383
Nucor Corp.                                       7,140              326
                                                                  ------
                                                                   1,750
Personal Care - 2.1%
Avon Products, Inc.                              15,760              597

Publishing - 1.1%
The McGraw-Hill Cos., Inc.                        6,607              292

Railroads - 1.4%
Norfolk Southern Corp.                           12,135              376

Real Estate - 2.9%
General Growth Properties                         9,488              390
Simon Property Group, Inc.                        5,898              427
                                                                  ------
                                                                     817

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Restaurants - 3.0%
McDonald's Corp.                                 14,842              412
YUM! Brands, Inc.                                 8,120              423
                                                                  ------
                                                                     835
Retail - 6.3%
CVS Corp.                                        28,970              842
Nordstrom, Inc.                                   8,446              574
Target Corp.                                      5,900              321
                                                                  ------
                                                                   1,737
Telecommunications - 6.7%
Alltel Corp.                                      4,580              285
Lucent Technologies, Inc. (a)                   140,734              410
Motorola, Inc.                                   28,308              516
Sprint Corp.                                     10,960              275
Verizon Communications, Inc.                     10,646              368
                                                                  ------
                                                                   1,854
                                                                  ------
TOTAL COMMON STOCKS                                               27,728
Cost: $24,039

-------------------------------------------------------------------------
VALUE FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 0.0%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $10,
 collateralized by Federal Home
 Loan Mortgage Corp.
 security, 5.50%, 05/01/33)
Cost: $10                                     10                     10
                                                                 ------
TOTAL INVESTMENTS - 99.8%                                        27,738
Cost: $24,049 (b)

Percentages indicated are based on net assets of $27,791.

(a) Represents non-income producing security.

(b) Represents cost for financial reporting purposes and differs from federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $130. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $3,805
Unrealized depreciation                          (246)
                                               ------
Net unrealized appreciation                    $3,559

--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 97.1%
Automobile Manufacturing - 4.8%
Bayerische Motoren Werke AG (a)                  38,000            1,735
Toyota Motor Co.                                 12,000              858
Volvo AB                                         36,000            1,460
                                                                  ------
                                                                   4,053
Banks - 3.8%
Bank of New York Co., Inc.                       45,000            1,295
Royal Bank of Scotland Group plc (a)             25,000              753
UBS AG ADR                                       15,000            1,168
                                                                  ------
                                                                   3,216
Biotechnology - 1.9%
Roche Holding AG (a)                             12,492            1,575

Broadcasting - 3.2%
Clear Channel Communications, Inc.               37,000            1,144
Viacom, Inc., Class B                            50,000            1,601
                                                                  ------
                                                                   2,745
Computers - 10.1%
First Data Corp.                                 41,000            1,646
Intel Corp.                                      59,000            1,538
International Business Machines Corp.            10,000              742
Intuit, Inc. (b)                                 20,000              902
Microsoft Corp.                                  98,000            2,434
SAP AG (a)                                        7,500            1,306
                                                                  ------
                                                                   8,568
Construction - 1.0%
Fluor Corp.                                      15,000              864

Consumer Products - 1.1%
Kimberly-Clark ADR                               53,000              907

Energy & Utilities - 10.9%
Apache Corp.                                     32,000            2,067
BG Group plc ADR                                 42,000            1,747
BP Amoco plc (a)                                224,000            2,331
Gold Fields Ltd. ADR                             60,000              681
Statoil ASA ADR                                  50,000            1,015
Valero Energy Corp.                              18,000            1,424
                                                                  ------
                                                                   9,265
Entertainment - 1.9%
Comcast Corp., Class A (b)                       53,000            1,587

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Financial - Diversified - 13.6%
American Express Co.                             16,000              852
Bank of America Corp.                            19,000              867
Citigroup, Inc.                                  52,000            2,403
Deutsche Boerse AG (a)                           32,000            2,494
Fannie Mae                                       12,000              701
HBOS plc (a)                                    110,000            1,693
HSBC Holdings plc ADR                            10,000              797
Mitsubishi Tokyo Financial Group, Inc. (a)           62              524
Mitsubishi Tokyo Financial Group, Inc. ADR      148,000            1,255
                                                                  ------
                                                                  11,586
Food & Beverages - 3.1%
Nestle SA (a)                                     5,678            1,452
PepsiCo, Inc.                                    22,000            1,186
                                                                  ------
                                                                   2,638
Healthcare - 12.8%
Beckman Coulter, Inc.                            25,000            1,589
Boston Scientific Corp. (b)                      50,000            1,350
Caremark Rx, Inc. (b)                            18,000              801
Eli Lilly & Co.                                  15,000              836
GlaxoSmithKline plc (a)                          95,000            2,294
Novartis AG ADR                                  35,000            1,660
Pfizer, Inc.                                     83,000            2,289
                                                                  ------
                                                                  10,819
Insurance - 2.9%
American International Group, Inc.               14,000              813
ING Groep NV (a)                                 60,000            1,689
                                                                  ------
                                                                   2,502
Manufacturing - 6.9%
3M Co.                                           11,000              795
Komatsu, Ltd. (a)                               218,000            1,684
L'Air Liquide ADR                                26,000              887
Rexam plc (a)                                   102,000              878
Tyco International, Ltd.                         56,000            1,635
                                                                  ------
                                                                   5,879
Office Equipment & Supplies - 3.7%
Avery Dennison Corp.                             29,000            1,536
Canon, Inc. ADR                                  30,000            1,579
                                                                  ------
                                                                   3,115

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Personal Care - 4.3%
Colgate-Palmolive Co.                            24,000            1,198
Henkel KGaA ADR                                  10,000              843
The Estee Lauder Cos., Inc., Class A             41,000            1,604
                                                                  ------
                                                                   3,645
Restaurants - 1.1%
Wendy's International, Inc.                      20,000              953

Retail - 2.4%
Kohl's Corp. (b)                                 22,000            1,230
Petsmart, Inc.                                   27,000              819
                                                                  ------
                                                                   2,049
Services - 0.9%
WPP Group plc (a)                                76,000              780

Telecommunications - 6.7%
France Telecom SA ADR                            28,000              816
Nippon Telegraph and Telephone Corp.             38,000              816
NTT DoCoMo, Inc. (b)                             40,000              792
Verizon Communications, Inc.                     46,000            1,589
Vodafone Group plc (a)                          670,000            1,629
                                                                  ------
                                                                   5,642
                                                                  ------
TOTAL COMMON STOCKS                                               82,388
Cost: $75,889

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.5%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $2,152,
 collateralized by Federal
 Home Loan Mortgage Corp. security,
 5.50%, 05/01/33)
Cost: $2,152                                      2,152            2,152
                                                                  ------
TOTAL INVESTMENTS - 99.6%                                         84,540
Cost: $78,041 (c)

Percentages indicated are based on net assets of $84,840.

(a) Fair valued security. The approximate market value and percentage of securities that are fair valued for the Global Equity Fund was $22,817 and 26.99%.

(b) Non-income producing security.

(c) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $222. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $10,481
Unrealized depreciation                         (4,204)
                                               -------
Net unrealized appreciation                    $ 6,277

ADR - American Depositary Receipt

The fund's portfolio holdings as of June 30, 2005, were distributed among the following countries:
                                                   PERCENTAGE OF TOTAL
                                                       INVESTMENTS
                                                -------------------------
                                                        SHORT TERM
                                               EQUITY   & OTHER      TOTAL
                                                -------------------------
Bermuda                                         1.9%                   1.9%
France                                          2.0%                   2.0%
Germany                                         7.5%                   7.5%
Israel                                          0.9%                   0.9%
Japan                                           8.0%                   8.0%
Mexico                                          1.1%                   1.1%
Netherlands                                     2.0%                   2.0%
Norway                                          1.2%                   1.2%
South Africa                                    0.8%                   0.8%
Sweden                                          1.7%                   1.7%
Switzerland                                     5.6%                   5.6%
United Kingdom                                 15.3%                  15.3%
United States                                  49.5%       2.5%       52.0%
                                               ----------------------------
TOTAL                                          97.5%       2.5%      100.0%

--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 63.7%
Air Freight - 0.6%
FedEx Corp.                                        400               32

Auto Manufacturing - 0.6%
PACCAR, Inc.                                       450               31

Biotechnology - 0.6%
Gilead Sciences, Inc. (a)                          800               35

Chemicals - 1.9%
Amgen, Inc. (a)                                    750               45
Praxair, Inc.                                    1,250               59
                                                                  -----
                                                                    104
Computers - 4.2%
Automatic Data Processing                        1,400               59
Cognos, Inc. (a)                                 1,400               48
Dell, Inc. (a)                                     800               32
Network Appliance, Inc. (a)                      1,500               42
Symantec Corp. (a)                               2,400               52
                                                                  -----
                                                                    233
Construction - 1.1%
Pulte Homes, Inc.                                  750               63

Consumer Products - 0.6%
Black & Decker Corp.                               350               31

Electronics - 3.5%
Adobe Systems, Inc.                              2,200               63
Rockwell Automation, Inc.                        1,500               73
Texas Instruments, Inc.                          2,000               56
                                                                  -----
                                                                    192
Energy & Utilities - 9.4%
Apache Corp.                                     1,000               65
BJ Services Co.                                    500               26
Burlington Resources, Inc.                       1,000               55
ConocoPhillips                                   1,300               75
Equitable Resources, Inc.                        1,200               82
Murphy Oil Corp.                                 1,200               63
Questar Corp.                                    1,200               79
Valero Energy Corp.                              1,000               79
                                                                  -----
                                                                    524
Financial - Diversified - 5.1%
Legg Mason, Inc.                                   900               94
Merrill Lynch & Co., Inc.                          750               41
Moody's Corp.                                    1,600               72
SLM Corp.                                        1,400               71
                                                                  -----
                                                                    278

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Financial Services - 2.6%
Franklin Resources, Inc.                         1,000               77
Golden West Financial Corp.                      1,000               64
                                                                  -----
                                                                    141
Foods - 3.2%
General Mills, Inc.                              1,200               56
Hershey Foods Corp.                              1,100               68
PepsiCo, Inc.                                    1,000               54
                                                                  -----
                                                                    178
Healthcare - 7.7%
Becton, Dickinson & Co.                          1,200               63
C.R. Bard, Inc.                                  1,000               67
Johnson & Johnson, Inc.                          1,400               92
St. Jude Medical, Inc. (a)                         900               39
UnitedHealth Group, Inc.                         1,000               52
WellPoint, Inc. (a)                              1,000               70
Zimmer Holdings, Inc. (a)                          500               38
                                                                  -----
                                                                    421
Hotels & Motels - 1.1%
Marriott International, Inc., Class A              900               61

Insurance - 2.3%
The Allstate Corp.                               1,400               83
The Chubb Corp.                                    500               43
                                                                  -----
                                                                    126
Manufacturing - 6.2%
Genuine Parts Co.                                  900               37
Ingersoll-Rand Co.                                 500               36
Pentair, Inc.                                    1,800               77
Precision Castparts Corp.                          900               70
Procter & Gamble Co.                               600               32
Taiwan Semiconductor ADR                         6,300               57
Tyco International, Ltd.                         1,000               29
                                                                  -----
                                                                    338
Personal Care - 0.5%
Gillette Co.                                       600               30

Pharmaceuticals - 1.7%
Barr Pharmaceuticals, Inc. (a)                   1,000               49
Schering-Plough Corp.                            2,200               42
                                                                  -----
                                                                     91
Publishing - 0.7%
The McGraw-Hill Cos., Inc.                         900               40

Real Estate - 1.2%
Simon Property Group, Inc.                         900               65

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Retail - 3.7%
CVS Corp.                                        3,000               87
Nordstrom, Inc.                                  1,000               68
Staples, Inc.                                    2,200               47
                                                                  -----
                                                                    202
Services - 2.4%
Ecolab, Inc.                                     1,250               40
Fiserv, Inc. (a)                                   800               34
Getty Images, Inc. (a)                             800               60
                                                                  -----
                                                                    134
Telecommunications - 2.8%
Alltel Corp.                                       700               44
Comverse Technology, Inc. (a)                    2,400               57
Sprint Corp.                                     2,000               50
                                                                  -----
                                                                    151
                                                                  -----
TOTAL COMMON STOCKS                                               3,501
Cost: $3,092

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
First Horizon Alternative Mortgage Securities
 4.81%, 06/25/34 (b)                                17               17
 5.50%, 03/25/35 (b)                                23               23
                                                                  -----
Cost: $40                                                            40

CORPORATE BONDS - 6.4%
Broadcasting - 0.2%
Liberty Media Corp., 8.50%, 07/15/29                10               10
Computers - 0.3%
Corning, Inc., 6.20%, 03/15/16                      15               16
Construction - 0.5%
KB Home, 5.88%, 01/15/15                            15               15
Pulte Homes, Inc., 6.00%, 02/15/35                  10               10
                                                                  -----
                                                                     25
Energy & Utilities - 1.4%
Atmos Energy, 4.95%, 10/15/14                       15               15
Chesapeake Energy Corp., 6.88%, 01/15/16            20               21

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
Enterprise Products Partners LP, 4.95%,
 06/01/10                                           20               20
XTO Energy, Inc., 5.30%, 06/30/15                   20               20
                                                                  -----
                                                                     76
Financial - Diversified - 1.9%
Citigroup, Inc., 3.42%, 05/18/10                    50               51
Liberty Mutual Group, 5.75%, 03/15/14 (c)           10               10
Riddell Bell Holdings, 8.38%, 10/01/12 (c)          15               15
SLM Corp., 3.63%, 03/17/08                          35               34
                                                                  -----
                                                                    110
Healthcare - 0.3%
Community Health Systems, 6.50%, 12/15/12 (c)       15               15

Investment Banking & Brokerage - 0.3%
The Goldman Sachs Group, Inc., 5.00%,
 10/01/14                                           15               15

Manufacturing - 0.1%
American Standard, Inc., 7.38%, 02/01/08             5                5

Office Equipment & Supplies - 0.3%
Xerox Corp., 6.88%, 08/15/11                        15               16

Real Estate - 0.1%
Brandywine Realty Trust, 5.40%, 11/01/14             5                5

Restaurants - 0.1%
Dominos, Inc., 8.25%, 07/01/11                       7                7

Telecommunications - 0.9%
Directv Holdings, 6.38%, 06/15/15 (c)               30               30
Nextel Communications, Inc.,
 5.95%, 03/15/14                                    10               10
 7.38%, 08/01/15                                    10               11
                                                                  -----
                                                                     51
                                                                  -----
TOTAL CORPORATE BONDS                                               351
Cost: $351

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------


FOREIGN GOVERNMENT BONDS - 0.3%
United Mexican States, 6.75%, 09/27/34              15               16
Cost: $15

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.6%
Federal Home Loan Bank - 3.0%
4.28%, 11/05/07                                    100              101
4.10%, 06/13/08                                     20               20
3.38%, 07/21/08                                     30               29
5.20%, 05/11/12                                     15               15
                                                                  -----
                                                                    165
Federal Home Loan Mortgage Corporation - 5.0%
2.88%, 09/15/05                                      3                3
3.25%, 11/02/07                                     15               15
3.25%, 02/25/08                                      4                4
4.55%, 01/20/11                                      5                5
4.50%, 01/15/13                                      9                9
5.50%, 10/01/18                                     75               77
5.20%, 03/05/19                                     40               41
5.50%, 08/20/19                                     20               20
5.00%, 06/01/35                                    100              100
                                                                  -----
                                                                    274
Federal National Mortgage Association - 4.6%
3.25%, 01/15/08                                      9                9
5.25%, 01/15/09                                     14               15
6.38%, 06/15/09                                      3                3
4.13%, 05/15/10                                     20               20
6.00%, 05/10/12                                     25               26
4.38%, 09/15/12                                      4                4
5.00%, 04/15/15                                     20               21
5.00%, 09/01/19                                     45               46
6.50%, 07/01/32                                      3                3
6.00%, 11/01/32                                      3                3
5.50%, 03/01/33                                     33               33
4.58%, 12/01/34                                     41               40
4.91%, 01/01/35                                     28               28
                                                                  -----
                                                                    251
                                                                  -----
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                            690
Cost: $690

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

U.S. TREASURY NOTES - 8.7%
6.50%, 02/15/10                                    100              112
4.00%, 03/15/10                                    100              101
3.88%, 05/15/10                                     35               35
4.75%, 05/15/14                                     10               11
4.00%, 02/15/15                                    100              100
5.38%, 02/15/31                                    100              118
                                                                  -----
Cost: $458                                                          477
REPURCHASE AGREEMENTS - 7.3%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $399,
 collateralized by Federal Home
 Loan Mortgage Corp. security,
 4.00%, 07/01/18)
Cost: $399                                         399              399
                                                                  -----
TOTAL INVESTMENTS - 99.7%                                         5,474
Cost: $5,045 (d)

Percentages indicated are based on net assets of $5,491.

(a) Non-income producing security.

(b) Variable rate security. The rate presented represents the rate in effect on June 30, 2005.

(c) Rule 144A security.

(d) Represents cost for financial reporting purposes and differs from federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $  479
Unrealized depreciation                           (53)
                                               ------
Net unrealized appreciation                    $  426

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.9%
First Horizon Alternative Mortgage Securities
 4.81%, 06/25/34 (a)                             1,329             1,319
 5.50%, 03/25/35 (a)                               897               908
                                                                  ------
Cost: $2,263                                                       2,227

CORPORATE BONDS - 32.9%
Broadcasting - 0.9%
Liberty Media Corp.,
 8.50%, 07/15/29                                   490               495

Computers - 1.8%
Corning, Inc.,
 6.20%, 03/15/16                                   985             1,028

Construction - 2.6%
KB Home, 5.88%, 01/15/15                           985               977
Pulte Homes, Inc.,
 6.00%, 02/15/35                                   490               477
                                                                  ------
                                                                   1,454

Electrical Equipment - 1.8%
Flextronics International, Ltd., 6.50%,
 05/15/13 (b)                                    1,000             1,035

Energy & Utilities - 6.1%
Atmos Energy,
 4.95%, 10/15/14                                   985               983
Chesapeake Energy Corp., 6.88%, 01/15/16           980             1,023
Enterprise Products Partners LP, 4.95%,
 06/01/10                                          480               482
XTO Energy, Inc.,
 5.30%, 06/30/15                                   980               999
                                                                  ------
                                                                   3,487

Financial - Diversified - 4.3%
Citigroup, Inc.,
 3.42%, 05/18/10                                   500               500
Liberty Mutual Group,
 5.75%, 03/15/14 (b)                               990               997
Riddell Bell Holdings,
 8.38%, 10/01/12 (b)                               985               987
                                                                  ------
                                                                   2,484

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

Healthcare - 1.8%
Community Health Systems, 6.50%, 12/15/12 (b)      985             1,002

Investment Banking & Brokerage - 1.8%
The Goldman Sachs Group, Inc.,
 5.00%, 10/01/14                                   985               996

Manufacturing - 1.9%
American Standard, Inc., 7.38%, 02/01/08           995             1,059

Office Equipment & Supplies - 1.8%
Xerox Corp., 6.88%, 08/15/11                       985             1,044

Pharmaceuticals - 1.9%
AmerisourceBergen Corp., 8.13%, 09/01/08         1,000             1,085

Real Estate - 0.9%
Brandywine Realty Trust, 5.40%, 11/01/14           495               498

Restaurants - 1.4%
Dominos, Inc.,
 8.25%, 07/01/11                                   722               769

Telecommunications - 3.9%
Directv Holdings,
 6.38%, 06/15/15 (b)                               620               617
Nextel Communications, Inc.
 5.95%, 03/15/14                                   490               509
 7.38%, 08/01/15                                   990             1,069
                                                                  ------
                                                                   2,195
                                                                  ------
TOTAL CORPORATE BONDS                                             18,631
Cost: $18,363

FOREIGN GOVERNMENT BONDS - 1.8%
United Mexican States,
 6.75%, 09/27/34                                   985             1,044
Cost: $970

U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.4%
Federal Home Loan Bank - 2.7%
4.10%, 06/13/08                                    500               499
5.20%, 05/11/12                                    985             1,001
                                                                  ------
                                                                   1,500

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------


Federal Home Loan Mortgage Corporation - 16.4%
3.25%, 11/02/07                                    985               971
4.55%, 01/20/11                                    495               497
4.00%, 06/15/13                                  2,230             2,226
6.25%, 11/14/13                                  1,000             1,009
5.50%, 10/01/18                                  1,532             1,573
5.20%, 03/05/19                                  1,960             1,990
5.50%, 08/20/19                                    980               995
                                                                  ------
                                                                   9,261

Federal National Mortgage Association - 22.3%
4.13%, 05/15/10                                    480               483
6.00%, 05/10/12                                    975             1,008
5.00%, 04/15/15                                    980             1,035
5.00%, 09/01/19                                  1,795             1,816
4.58%, 12/01/34                                  1,986             1,977
4.91%, 01/01/35                                  2,287             2,316
6.00%, 04/01/35                                  3,872             3,970
                                                                  ------
                                                                  12,605
                                                                  ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          23,366
Cost: $23,428

U.S. TREASURY NOTES - 15.3%
4.00%, 04/15/10                                  2,000             2,022
3.88%, 05/15/10                                  1,465             1,473
4.75%, 05/15/14                                    990             1,050
4.00%, 02/15/15                                  2,500             2,509
4.13%, 05/15/15                                  1,000             1,015
5.38%, 02/15/31                                    500               590
                                                                  ------
Cost: $8,483                                                       8,659

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 3.6%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $2,019,
 collateralized by Federal
 Home Loan Mortgage Corp. security,
 5.50%, 05/01/33)
Cost: $2,019                                     2,019             2,019
                                                                  ------
TOTAL INVESTMENTS - 98.9%                                         55,946
Cost: $55,526 (c)

Percentages indicated are based on net assets of $56,597.

(a) Variable rate security. The rate presented represents the rate in effect on June 30, 2005.

(b) Rule 144A security.

(c) Represents cost for financial reporting purposes and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                        $  706
Unrealized depreciation                          (286)
                                               ------
Net unrealized appreciation                    $  420

--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
ULTRA SHORT BOND FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
CORPORATE BONDS - 54.2%
Automotive Finance - 23.7%
American Honda Finance, 3.44%,
 08/15/06 (a)(b)                                   350              351
BMW Vehicle Owner Trust, 1.94%, 02/25/07            68               68
Chase Manhattan Auto Owner Trust, 3.87%,
 06/15/09                                          250              250
GS Auto Loan Trust,
 2.08%, 04/16/07                                    89               89
Harley-Davidson Motorcycle Trust,
 1.34%, 01/15/08                                    17               17
 3.56%, 02/15/12                                   200              198
Honda Auto Receivables Owner Trust,
 2.16%, 10/21/08                                   200              196
Toyota Auto Receivables Owner Trust,
 1.69%, 03/15/07                                    95               94
 4.39%, 05/15/09                                    77               77
USAA Auto Owner Trust,
 1.58%, 6/15/07                                    114              113
Volkswagon Credit, Inc.,
 3.40%, 07/21/05(a)                                250              250
                                                                  -----
                                                                  1,703

Banks - 1.4%
Bank of America Corp., 4.75%, 10/15/06             100              101

Broadcasting - 2.9%
TCI Communications,
 8.00%, 08/01/05                                   210              211

Financial - Diversified - 21.3%
American Express Co.,
 3.40%, 09/19/06 (a)                               300              300
American General Finance, 3.00%, 11/15/06          250              246
CIT Group, Inc.,
 3.66%, 09/20/07 (a)                               250              250
Citigroup, Inc.,
 3.42%, 05/18/10                                   200              200

-------------------------------------------------------------------------
ULTRA SHORT BOND FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
Merrill Lynch & Co.,
 4.25%, 02/08/10 (a)                               140              140
Nelnet Student Loan Trust,
 3.13%, 06/22/11 (a)                               200              200
SLM Corp., 3.63%, 03/17/08                         200              197
                                                                  -----
                                                                  1,533

Insurance - 3.5%
Met Life Global Funding, 3.47%,
 08/28/06 (a)(b)                                   250              250

Telecommunications - 1.4%
Chesapeake (Bell Atlantic Virginia), 6.13%,
 07/15/05                                          100              100
                                                                  -----
TOTAL CORPORATE BONDS                                             3,898
Cost: $3,911

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.4%
Federal Home Loan Bank - 4.9%
4.28%, 11/05/07                                    150              150
4.10%, 06/13/08                                    200              200
                                                                  -----
                                                                    350

Federal Home Loan Mortgage Corporation - 4.1%
5.83%, 02/09/06                                    100              101
3.25%, 11/02/07                                    200              197
                                                                  -----
                                                                    298

Federal National Mortgage Association - 6.9%
1.75%, 11/29/05                                    250              249
3.00%, 12/15/06                                    250              247
                                                                  -----
                                                                    496
Student Loan Marketing Association - 3.5%
3.19%, 10/25/08 (a)                                250              250
                                                                  -----
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          1,394
Cost: $1,401

U.S. TREASURY NOTES - 4.1%
2.50%, 05/31/06                                    200              198
3.63%, 04/30/07                                    100              100
                                                                  -----
Cost: $298                                                          298

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
ULTRA SHORT BOND FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 27.0%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $1,944,
 collateralized by Federal
 Home Loan Mortgage Corp. security,
 5.50%, 05/01/33)
Cost: $1,943                                     1,943            1,943
                                                                  -----
TOTAL INVESTMENTS - 104.7%                                        7,533
Cost: $7,553 (c)

Percentages indicated are based on net assets of $7,198.

(a) Variable rate security. The rate presented represents the rate in effect on June 30, 2005.

(b) Rule 144A security.

(c) Represents cost for financial reporting purposes and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation                        $    3
Unrealized depreciation                           (23)
                                               ------
Net unrealized depreciation                    $  (20)

--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                       JUNE 30, 2005 ($ X 1,000)

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 12.5%
City National Bank of New Jersey, 3.23%,
 09/13/05 (a)                                      100               100
First Tennessee Bank, 3.33%, 09/12/05            4,000             4,001
Mercantile Safe Deposit and Trust, 3.21%,
 12/12/05 (b)                                    4,000             4,000
Self Help Credit Union, 3.23%, 09/13/05 (a)        100               100
Toronto Dominion, 3.52%, 12/29/05                3,000             3,000
                                                                  ------
TOTAL CERTIFICATES OF DEPOSIT                                     11,201
Cost: $11,201

COMMERCIAL PAPER - 75.7%
American Express Credit, 3.14%, 07/26/05         4,000             3,991
American General Finance Corp.,
 3.25%, 07/01/05                                 4,000             4,000
Banco Santander Puerto Rico, 3.11%, 07/06/05     4,000             3,998
Bank of America, 3.31%, 08/15/05                 4,000             3,984
Blue Ridge Asset Funding, 3.11%, 07/29/05 (c)    3,930             3,921
Charta Corp., 3.10%, 07/15/05                    4,000             3,995
Coca Cola Co., 3.07%, 07/21/05                   4,000             3,993
Cooperative Association of Tractor Dealers,
 2.94%, 07/15/05                                 2,000             1,998
 3.13%, 08/16/05                                 2,000             1,992
 3.33%, 09/19/05                                 2,000             1,985
 3.49%, 11/22/05                                 2,000             1,973
Fountain Square, 3.13%, 07/29/05 (c)             4,000             3,990
Galaxy Funding, Inc., 3.39%, 09/21/05 (c)        4,000             3,969
Goldman Sachs, 3.11%, 07/11/05                   4,000             3,997
HSBC ECN, 3.13%, 07/05/05                        3,996             3,995
ING America Insurance, 3.25%, 09/01/05           4,000             3,978

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
Mid States Federal Credit Union Corp., 3.17%,
 07/14/05                                        4,000             3,995
Procter & Gamble, 3.22%, 08/24/05                4,000             3,981
UBS Finance Corp., 3.39%, 07/01/05               4,000             4,000
                                                                  ------
TOTAL COMMERCIAL PAPER                                            67,735
Cost: $67,735

MUNICIPAL NOTES - 3.9%
New York State Housing Finance Agency, 3.32%,
 11/15/29 (b)                                    3,500             3,500
Cost: $3,500

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.7%
Federal National Mortgage Association, 3.03%,
 07/18/05                                        4,200             4,194
Cost: $4,194

REPURCHASE AGREEMENTS - 1.1%
Fifth Third Bank, Inc., 2.50%, 07/01/05
(Proceeds at maturity $971, collateralized by Federal Home
 Loan Mortgage Corp. security, 5.50%, 05/01/33)
Cost: $971                                         971               971
                                                                  ------
TOTAL INVESTMENTS - 97.9%                                         87,601
Cost: $87,601 (d)

Percentages indicated are based on net assets of $89,487.

(a) Restricted security which may not be publicly sold without registration under the Securities Act of 1933.

(b) Variable rate security. The rate presented represents the rate in effect on June 30, 2005.

(c) Rule 144A security.

(d) Represents cost and value for financial reporting and federal income tax purposes.
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

STATEMENTS OF ASSETS AND LIABILITIES

                                                      300       Core Growth    Emerging Growth
                                                      Fund          Fund            Fund
----------------------------------------------------------------------------------------------
ASSETS
Investments, at value                              $6,286,232   $306,687,195    $ 164,238,054
Repurchase agreements                                  22,526     17,438,266          430,836
                                                   -------------------------------------------
Total investments                                   6,308,758    324,125,461      164,668,890
Cash                                                       --             --               --
Foreign currency                                           --             --               --
Receivables:
 Interest and dividends                                 3,842        283,963           44,672
 Investments sold                                          --             --        4,339,825
 Tax reclaims                                              --             --               --
 Capital shares issued                                     --         59,190           80,359
 Due from investment adviser                            1,022             --               --
Prepaid expenses                                        7,021         18,971           15,418
                                                   -------------------------------------------
Total assets                                        6,320,643    324,487,585      169,149,164
LIABILITIES
Payables:
 Dividends to shareholders                                 --             --               --
 Investments purchased                                 22,157             --        2,893,133
 Capital shares redeemed                                  102        343,791           89,402
 Investment management fees                               555         67,017           68,691
 Administrative fees                                      416         20,105           10,304
 Shareholder service fees                                 117         13,184            4,703
 Distribution fees                                        694         29,040           16,902
 Other accrued expenses                                 6,975        323,504          199,425
                                                   -------------------------------------------
Total liabilities                                      31,016        796,641        3,282,560
----------------------------------------------------------------------------------------------
NET ASSETS                                         $6,289,627   $323,690,944    $ 165,866,604
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NET ASSETS
Standard Shares:
 Net assets                                        $6,289,627   $278,940,457    $ 157,963,434
 Number of shares outstanding                         557,956     14,147,598       11,206,618
 Net asset value, offering and redemption price
   per share                                       $    11.27   $      19.72    $       14.10
Institutional Shares:
 Net assets                                                --   $ 43,083,001    $   2,632,870
 Number of shares outstanding                              --      2,619,216          180,087
 Net asset value, offering and redemption price
   per share                                               --   $      16.45    $       14.62
Administrative Shares:
 Net assets                                                --   $  1,667,486    $   5,270,300
 Number of shares outstanding                              --         82,685          366,675
 Net asset value, offering and redemption price
   per share                                               --   $      20.17    $       14.37
Net assets consist of:
 Paid-in capital                                   $5,793,016   $341,833,580    $ 325,452,010
 Accumulated net investment income/loss                24,904             --               --
 Accumulated net realized gains/losses on
   investments and foreign currencies                  20,589    (73,448,013)    (190,308,639)
 Net unrealized appreciation/depreciation on
   investments and foreign currencies                 451,118     55,305,377       30,723,233
----------------------------------------------------------------------------------------------
NET ASSETS                                         $6,289,627   $323,690,944    $ 165,866,604
----------------------------------------------------------------------------------------------
Investments, at cost                               $5,857,640   $268,820,084    $ 133,945,657
Foreign currency, at cost                                  --             --               --

SEE FINANCIAL NOTES

                                                             AS OF JUNE 30, 2005

    Small Cap Core      Value      Global Equity    Balanced      Income      Ultra Short   Money Market
     Growth Fund        Fund           Fund           Fund         Fund        Bond Fund        Fund
--------------------------------------------------------------------------------------------------------
     $28,120,469     $27,728,145   $  82,387,731   $5,075,252   $53,927,637   $5,590,025    $86,630,001
       2,342,887          10,013       2,152,300      398,661     2,018,832    1,943,471        971,018
--------------------------------------------------------------------------------------------------------
      30,463,356      27,738,158      84,540,031    5,473,913    55,946,469    7,533,496     87,601,019
              --              --              --           --            --           --      1,783,503
              --              --         109,467           --            --           --             --
           2,833          16,670         120,918       21,764       628,602       32,212         31,374
         487,906       2,944,287              --           --            --           --             --
              --              --          97,078           --            --           --             --
          90,027          63,592         185,713           --       121,109        4,500        383,730
              --              --              --        3,173            --        3,683             --
           6,227           4,899          15,859        5,701         6,319        5,337         13,028
--------------------------------------------------------------------------------------------------------
      31,050,349      30,767,606      85,069,066    5,504,551    56,702,499    7,579,228     89,812,654
              --              --              --          374        16,075        3,113          3,878
         941,413       2,929,645              --           --            --           --             --
           4,524           2,838          68,873        3,165         7,042      367,841        199,734
           6,113           7,964          35,329        1,437        15,070        1,105         12,857
           1,834           1,707           5,299          332         3,478          473          5,510
             748             682           2,337          163            --          134          2,115
           3,057           2,844           8,534          553         5,796          789             --
          33,588          31,029         108,692        7,067        58,250        7,484        101,706
--------------------------------------------------------------------------------------------------------
         991,277       2,976,709         229,064       13,091       105,711      380,939        325,800
--------------------------------------------------------------------------------------------------------
     $30,059,072     $27,790,897   $  84,840,002   $5,491,460   $56,596,788   $7,198,289    $89,486,854
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
     $30,059,072     $27,790,897   $  80,383,695   $5,491,460   $56,596,788   $7,198,289    $76,724,268
       2,732,825       2,395,529       5,066,963      462,677     5,658,426      727,077     76,823,388
     $     11.00     $     11.60   $       15.86   $    11.87   $     10.00   $     9.90    $      1.00
              --              --   $   2,890,599           --            --           --    $12,762,586
              --              --         176,347           --            --           --     12,768,051
              --              --   $       16.39           --            --           --    $      1.00
              --              --   $   1,565,708           --            --           --             --
              --              --          97,206           --            --           --             --
              --              --   $       16.11           --            --           --             --
     $27,480,649     $32,028,344   $ 203,631,401   $5,141,612   $61,421,431   $7,320,363     89,525,388
              --              --         (13,609)          (1)            1         (297)            --
      (2,961,593)     (7,927,034)   (125,275,415)     (79,206)   (5,244,790)    (102,220)       (38,534)
       5,540,016       3,689,587       6,497,625      429,055       420,146      (19,557)            --
--------------------------------------------------------------------------------------------------------
     $30,059,072     $27,790,897   $  84,840,002   $5,491,460   $56,596,788   $7,198,289    $89,486,854
--------------------------------------------------------------------------------------------------------
     $24,923,340     $24,048,571   $  78,041,351   $5,044,858   $55,526,323   $7,553,053    $87,601,019
              --              --         114,686           --            --           --             --

                                                             SEE FINANCIAL NOTES

STATEMENTS OF OPERATIONS

                                                        300      Core Growth   Emerging Growth
                                                        Fund        Fund            Fund
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                              $    438   $   240,045     $    49,812
Dividend (1)                                           107,331     3,722,980         881,932
----------------------------------------------------------------------------------------------
Total investment income                                107,769     3,963,025         931,744
EXPENSES
Investment management fees                              13,729     1,621,821       1,668,693
Administrative fees                                     10,297       486,549         250,304
Distribution fees:
 Standard shares                                        17,161       698,833         393,705
 Administrative shares                                      --         3,983          16,280
Shareholder service fees:
 Standard shares                                         2,206       708,924         116,496
 Institutional shares                                       --           904             113
 Administrative shares                                      --           116             187
Transfer agent expenses:
 Standard shares                                         7,834       701,510         508,878
 Institutional shares                                       --         3,474             365
 Administrative shares                                      --         1,441           4,811
Accounting expenses                                     12,209       124,784          71,319
Custody expenses                                         5,915        13,193           8,272
Registration expenses                                   18,023        36,087          34,413
Trustee expenses                                         1,468        69,939          36,154
Other expenses                                           6,511       218,352         127,278
----------------------------------------------------------------------------------------------
Total expenses before reimbursements, waivers, or
 expenses paid indirectly                               95,353     4,689,910       3,237,268
Reimbursements or waivers from adviser                 (33,585)           --              --
Expenses paid indirectly                                    --       (18,354)        (19,421)
----------------------------------------------------------------------------------------------
Net expenses                                            61,768     4,671,556       3,217,847
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS                            $ 46,001   $  (708,531)    $(2,286,103)
REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
Realized gains/losses on investments and foreign
 currency transactions                                $ 34,659   $13,066,631     $(2,034,432)
Change in unrealized appreciation/depreciation on
 investments and foreign currencies                     61,219    15,286,460      17,191,037
----------------------------------------------------------------------------------------------
Net realized and unrealized gains/losses on
 investments and foreign currencies                     95,878    28,353,091      15,156,605
CHANGE IN NET ASSETS FROM OPERATIONS                  $141,879   $27,644,560     $12,870,502
(1) Dividend income net of withholding taxes. For the year ended June 30,
    2005, withholding taxes for the Global Equity Fund were $61,325.

SEE FINANCIAL NOTES

                                                FOR THE YEAR ENDED JUNE 30, 2005

    Small Cap Core     Value      Global Equity   Balanced     Income     Ultra Short   Money Market
     Growth Fund        Fund          Fund          Fund        Fund       Bond Fund        Fund
----------------------------------------------------------------------------------------------------
     $    26,102     $    8,184    $    46,272    $ 52,011   $2,915,255    $163,898      $2,010,798
          92,887        389,945      1,950,661      38,068       52,167       4,074              --
----------------------------------------------------------------------------------------------------
         118,989        398,129      1,996,933      90,079    2,967,422     167,972       2,010,798
         139,786        175,152        920,249      24,691      375,312      24,276         320,729
          41,936         37,533        138,037       5,698       86,611      10,404         137,456
          69,893         62,554        217,324       9,496      144,351      17,340              --
              --             --          4,679          --           --          --              --
          18,465         17,074         56,093       3,609       30,138       2,977          50,961
              --             --             77          --           --          --             472
              --             --             82          --           --          --              --
          86,687         78,000        309,554      11,563      121,491      12,860         213,290
              --             --            356          --           --          --           1,667
              --             --          1,884          --           --          --              --
          15,105         12,322         56,934       9,196       26,661       7,111          34,773
           4,974          5,549         17,593       6,134        3,909       4,920           8,701
          16,114         14,614         33,571      14,275       16,736      14,142          29,541
           6,030          5,392         19,973         772       12,381       1,432          19,497
          22,437         18,115         79,502       3,070       38,194       5,025          58,788
----------------------------------------------------------------------------------------------------
         421,427        426,305      1,855,908      88,504      855,784     100,487         875,875
              --             --             --     (39,026)          --     (90,637)             --
          (2,129)            --             --          --           --          --              --
----------------------------------------------------------------------------------------------------
         419,298        426,305      1,855,908      49,478      855,784       9,850         875,875
----------------------------------------------------------------------------------------------------
     $  (300,309)    $  (28,176)   $   141,025    $ 40,601   $2,111,638    $158,122      $1,134,923
     $(2,896,785)    $1,338,604    $ 6,000,124    $(77,836)  $  352,980    $ (6,647)     $  (29,451)
       4,753,730      1,273,049     (2,235,549)    350,600      552,719       3,430              --
----------------------------------------------------------------------------------------------------
       1,856,945      2,611,653      3,764,575     272,764      905,699      (3,217)        (29,451)
     $ 1,556,636     $2,583,477    $ 3,905,600    $313,365   $3,017,337    $154,905      $1,105,472

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES IN NET ASSETS

                                                300 FUND                  CORE GROWTH FUND
------------------------------------------------------------------------------------------------
                                        For the     For the period     For the        For the
                                      year ended    08/29/03 (1)-     year ended     year ended
                                       06/30/05        06/30/04        06/30/05       06/30/04
------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss            $    46,001     $   15,226     $   (708,531)  $ (1,924,176)
Realized gains/losses on investments       34,659         10,201       13,066,631     43,684,981
Change in unrealized appreciation/
 depreciation on investments               61,219        389,899       15,286,460     (6,189,966)
------------------------------------------------------------------------------------------------
Change in net assets from operations      141,879        415,326       27,644,560     35,570,839
Dividends to Shareholders:
 From net investment income:
   Standard Shares                        (34,591)        (4,055)              --             --
 From net realized gains on
   investments:
   Standard Shares                        (24,271)            --               --             --
------------------------------------------------------------------------------------------------
Total dividends                           (58,862)        (4,055)              --             --
Change in net assets from capital
 transactions                            (642,155)     6,437,494      (48,783,373)   (42,077,189)
CHANGE IN NET ASSETS                  $  (559,138)    $6,848,765     $(21,138,813)  $ (6,506,350)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                   $ 6,848,765             --     $344,829,757   $351,336,107
End of period                         $ 6,289,627     $6,848,765     $323,690,944   $344,829,757
------------------------------------------------------------------------------------------------
Accumulated net investment
 income/loss                          $    24,904     $   13,494               --             --
------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued          $ 2,053,618     $6,674,799     $ 13,543,217   $ 21,264,741
 Dividends reinvested                      58,104          4,044               --             --
 Cost of shares redeemed               (2,753,877)      (241,349)     (48,788,003)   (44,917,887)
                                      ----------------------------------------------------------
 Net change                              (642,155)     6,437,494      (35,244,786)   (23,653,146)
                                      ----------------------------------------------------------
Institutional Shares
 Proceeds from shares issued                   --             --     $ 18,399,176   $ 23,690,276
 Cost of shares redeemed                       --             --      (31,826,203)   (41,119,985)
                                      ----------------------------------------------------------
 Net change                                    --             --      (13,427,027)   (17,429,709)
                                      ----------------------------------------------------------
Administrative Shares
 Proceeds from shares issued                   --             --     $    426,879   $    733,629
 Cost of shares redeemed                       --             --         (538,439)    (1,727,963)
                                      ----------------------------------------------------------
 Net change                                    --             --         (111,560)      (994,334)
                                      ----------------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS                          $  (642,155)    $6,437,494     $(48,783,373)  $(42,077,189)
------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                   185,089        635,272          728,440      1,188,913
 Reinvested                                 5,039            374               --             --
 Redeemed                                (246,122)       (21,696)      (2,622,290)    (2,501,662)
                                      ----------------------------------------------------------
 Net change                               (55,994)       613,950       (1,893,850)    (1,312,749)
                                      ----------------------------------------------------------
Institutional Shares
 Issued                                        --             --        1,176,634      1,616,753
 Redeemed                                      --             --       (2,082,889)    (2,794,779)
                                      ----------------------------------------------------------
 Net change                                    --             --         (906,255)    (1,178,026)
                                      ----------------------------------------------------------
Administrative Shares
 Issued                                        --             --           22,427         40,193
 Redeemed                                      --             --          (28,441)       (96,922)
                                      ----------------------------------------------------------
 Net change                                    --             --           (6,014)       (56,729)
                                      ----------------------------------------------------------
CHANGE IN SHARES FROM SHARE
TRANSACTIONS                              (55,994)       613,950       (2,806,119)    (2,547,504)
------------------------------------------------------------------------------------------------

(1) Commencement of operations.
SEE FINANCIAL NOTES

       EMERGING GROWTH FUND      SMALL CAP CORE GROWTH FUND          VALUE FUND
---------------------------------------------------------------------------------------
      For the        For the        For the       For the       For the       For the
     year ended     year ended    year ended    year ended    year ended    year ended
      06/30/05       06/30/04      06/30/05      06/30/04      06/30/05      06/30/04
---------------------------------------------------------------------------------------
    $ (2,286,103)  $ (2,665,962)  $  (300,309)  $  (346,285)  $   (28,176)  $   (47,170)
      (2,034,432)    37,477,874    (2,896,785)    6,022,751     1,338,604     2,404,710
      17,191,037     (3,529,402)    4,753,730    (1,011,664)    1,273,049     1,384,533
---------------------------------------------------------------------------------------
      12,870,502     31,282,510     1,556,636     4,664,802     2,583,477     3,742,073
              --             --            --            --            --            --
              --             --    (1,298,737)           --            --            --
---------------------------------------------------------------------------------------
              --             --    (1,298,737)           --            --            --
     (27,903,648)   (22,233,586)       99,867     7,215,282     1,336,365     3,902,663
    $(15,033,146)  $  9,048,924   $   357,766   $11,880,084   $ 3,919,842   $ 7,644,736
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
    $180,899,750   $171,850,826   $29,701,306   $17,821,222   $23,871,055   $16,226,319
    $165,866,604   $180,899,750   $30,059,072   $29,701,306   $27,790,897   $23,871,055
---------------------------------------------------------------------------------------
              --             --            --            --            --            --
---------------------------------------------------------------------------------------
    $ 13,949,825   $ 21,134,996   $ 7,867,590   $13,121,654   $ 8,531,488   $ 8,784,600
              --             --     1,265,634            --            --            --
     (34,269,158)   (41,911,039)   (9,033,357)   (5,906,372)   (7,195,123)   (4,881,937)
---------------------------------------------------------------------------------------
     (20,319,333)   (20,776,043)       99,867     7,215,282     1,336,365     3,902,663
---------------------------------------------------------------------------------------
    $    559,501   $  1,239,421            --            --            --            --
      (1,710,905)    (4,008,407)           --            --            --            --
---------------------------------------------------------------------------------------
      (1,151,404)    (2,768,986)           --            --            --            --
---------------------------------------------------------------------------------------
    $    890,326   $  6,512,533            --            --            --            --
      (7,323,237)    (5,201,090)           --            --            --            --
---------------------------------------------------------------------------------------
      (6,432,911)     1,311,443            --            --            --            --
---------------------------------------------------------------------------------------
    $(27,903,648)  $(22,233,586)  $    99,867   $ 7,215,282   $ 1,336,365   $ 3,902,663
---------------------------------------------------------------------------------------
       1,059,522      1,702,236       750,734     1,247,393       795,995       888,579
              --             --       117,843            --            --            --
      (2,599,019)    (3,358,592)     (876,978)     (561,227)     (671,471)     (495,734)
---------------------------------------------------------------------------------------
      (1,539,497)    (1,656,356)       (8,401)      686,166       124,524       392,845
---------------------------------------------------------------------------------------
          41,357         96,116            --            --            --            --
        (124,903)      (311,449)           --            --            --            --
---------------------------------------------------------------------------------------
         (83,546)      (215,333)           --            --            --            --
---------------------------------------------------------------------------------------
          67,524        517,457            --            --            --            --
        (576,879)      (412,025)           --            --            --            --
---------------------------------------------------------------------------------------
        (509,355)       105,432            --            --            --            --
---------------------------------------------------------------------------------------
      (2,132,398)    (1,766,257)       (8,401)      686,166       124,524       392,845
---------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES IN NET ASSETS

                                             GLOBAL EQUITY FUND             BALANCED FUND
----------------------------------------------------------------------------------------------
                                           For the        For the       For the      For the
                                          year ended     year ended    year ended   year ended
                                           06/30/05       06/30/04      06/30/05     06/30/04
----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss               $    141,025   $   (681,388)  $   40,601   $   10,304
Realized gains/losses on investments
 and foreign currency transactions          6,000,124        476,043      (77,836)      80,597
Change in unrealized appreciation/
 depreciation on investments and
 foreign currencies                        (2,235,549)    14,619,718      350,600       52,694
----------------------------------------------------------------------------------------------
Change in net assets from operations        3,905,600     14,414,373      313,365      143,595
Dividends to Shareholders:
 From net investment income:
   Standard Shares                                 --             --      (41,749)     (11,300)
   Institutional Shares                            --             --           --           --
 From net realized gains on
   investments:
   Standard Shares                                 --             --      (72,335)     (31,488)
----------------------------------------------------------------------------------------------
Total dividends                                    --             --     (114,084)     (42,788)
Change in net assets from capital
 transactions                             (22,076,750)   (21,995,780)   2,488,096    1,642,210
CHANGE IN NET ASSETS                     $(18,171,150)  $ (7,581,407)  $2,687,377   $1,743,017
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                      $103,011,152   $110,592,559   $2,804,083   $1,061,066
End of period                            $ 84,840,002   $103,011,152   $5,491,460   $2,804,083
----------------------------------------------------------------------------------------------
Accumulated net investment loss          $    (13,609)  $   (441,535)  $       (1)          --
----------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued             $  7,159,084   $ 12,635,147   $3,202,991   $1,943,959
 Dividends reinvested                              --             --      116,909       37,052
 Cost of shares redeemed                  (26,154,054)   (32,146,318)    (831,804)    (338,801)
                                         -----------------------------------------------------
 Net change                               (18,994,970)   (19,511,171)   2,488,096    1,642,210
                                         -----------------------------------------------------
Institutional Shares
 Proceeds from shares issued             $    613,484   $ 10,869,317           --           --
 Dividends reinvested                              --             --           --           --
 Cost of shares redeemed                   (3,015,760)   (13,146,663)          --           --
                                         -----------------------------------------------------
 Net change                                (2,402,276)    (2,277,346)          --           --
                                         -----------------------------------------------------
Administrative Shares
 Proceeds from shares issued             $    313,429   $    507,646           --           --
 Cost of shares redeemed                     (992,933)      (714,909)          --           --
                                         -----------------------------------------------------
 Net change                                  (679,504)      (207,263)          --           --
                                         -----------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS                             $(22,076,750)  $(21,995,780)  $2,488,096   $1,642,210
----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                       468,530        851,102      278,643      172,335
 Reinvested                                        --             --       10,053        3,318
 Redeemed                                  (1,701,043)    (2,160,362)     (72,998)     (30,031)
                                         -----------------------------------------------------
 Net change                                (1,232,513)    (1,309,260)     215,698      145,622
                                         -----------------------------------------------------
Institutional Shares
 Issued                                        38,057        765,110           --           --
 Reinvested                                        --             --           --           --
 Redeemed                                    (198,226)      (918,483)          --           --
                                         -----------------------------------------------------
 Net change                                  (160,169)      (153,373)          --           --
                                         -----------------------------------------------------
Administrative Shares
 Issued                                        20,183         33,828           --           --
 Redeemed                                     (62,430)       (46,795)          --           --
                                         -----------------------------------------------------
 Net change                                   (42,247)       (12,967)          --           --
                                         -----------------------------------------------------
CHANGE IN SHARES FROM SHARE
TRANSACTIONS                               (1,434,929)    (1,475,600)     215,698      145,622
----------------------------------------------------------------------------------------------

SEE FINANCIAL NOTES

            INCOME FUND             ULTRA SHORT BOND FUND          MONEY MARKET FUND
-----------------------------------------------------------------------------------------
      For the        For the        For the       For the       For the        For the
     year ended     year ended    year ended    year ended     year ended     year ended
      06/30/05       06/30/04      06/30/05      06/30/04       06/30/05       06/30/04
-----------------------------------------------------------------------------------------
    $  2,111,638   $  2,099,324   $   158,122   $   163,323   $  1,134,923   $    138,690
         352,980        404,291        (6,647)      (69,702)       (29,451)            --
         552,719     (2,935,975)        3,430       (61,472)            --             --
-----------------------------------------------------------------------------------------
       3,017,337       (432,360)      154,905        32,149      1,105,472        138,690
      (2,182,135)    (2,247,909)     (166,503)     (172,102)      (951,801)       (95,186)
              --             --            --            --       (183,122)       (43,504)
              --             --            --            --             --             --
-----------------------------------------------------------------------------------------
      (2,182,135)    (2,247,909)     (166,503)     (172,102)    (1,134,923)      (138,690)
      (3,800,843)    (6,894,783)     (342,202)   (1,559,881)    (4,726,157)   (21,290,731)
    $ (2,965,641)  $ (9,575,052)  $  (353,800)  $(1,699,834)  $ (4,755,608)  $(21,290,731)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
    $ 59,562,429   $ 69,137,481   $ 7,552,089   $ 9,251,923   $ 94,242,462   $115,533,193
    $ 56,596,788   $ 59,562,429   $ 7,198,289   $ 7,552,089   $ 89,486,854   $ 94,242,462
-----------------------------------------------------------------------------------------
    $          1             --   $      (297)  $      (255)            --             --
-----------------------------------------------------------------------------------------
    $  5,746,190   $  7,287,801   $ 3,471,248   $ 6,180,634   $ 67,336,900   $ 75,687,758
       2,140,899      2,048,025       142,022       153,072        946,951        105,043
     (11,687,932)   (16,230,609)   (3,955,472)   (7,893,587)   (74,764,898)   (97,203,060)
-----------------------------------------------------------------------------------------
      (3,800,843)    (6,894,783)     (342,202)   (1,559,881)    (6,481,047)   (21,410,259)
-----------------------------------------------------------------------------------------
              --             --            --            --   $  4,217,756   $  7,048,948
              --             --            --            --        187,562         44,467
              --             --            --            --     (2,650,428)    (6,973,887)
-----------------------------------------------------------------------------------------
              --             --            --            --      1,754,890        119,528
-----------------------------------------------------------------------------------------
              --             --            --            --             --             --
              --             --            --            --             --             --
-----------------------------------------------------------------------------------------
              --             --            --            --             --             --
-----------------------------------------------------------------------------------------
    $ (3,800,843)  $ (6,894,783)  $  (342,202)  $(1,559,881)  $ (4,726,157)  $(21,290,731)
-----------------------------------------------------------------------------------------
         572,962        724,145       350,231       618,148     67,336,900     75,687,758
         214,215        203,510        14,336        15,347        946,951        105,043
      (1,168,437)    (1,611,789)     (398,835)     (791,761)   (74,764,898)   (97,203,060)
-----------------------------------------------------------------------------------------
        (381,260)      (684,134)      (34,268)     (158,266)    (6,481,047)   (21,410,259)
-----------------------------------------------------------------------------------------
              --             --            --            --      4,217,756      7,048,948
              --             --            --            --        187,562         44,467
              --             --            --            --     (2,650,428)    (6,973,887)
-----------------------------------------------------------------------------------------
              --             --            --            --      1,754,890        119,528
-----------------------------------------------------------------------------------------
              --             --            --            --             --             --
              --             --            --            --             --             --
-----------------------------------------------------------------------------------------
              --             --            --            --             --             --
-----------------------------------------------------------------------------------------
        (381,260)      (684,134)      (34,268)     (158,266)    (4,726,157)   (21,290,731)
-----------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                        INVESTMENT ACTIVITIES                    DIVIDENDS
------------------------------------------------------------------------------------------------------------------
                                   Net asset                               Net realized
                                    value,         Net                    and unrealized   Total from    From net
                                   beginning   investment    Redemption    gains/losses    investment   investment
                                   of period   income/loss      fee       on investments   operations     income
------------------------------------------------------------------------------------------------------------------
300 FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $11.16         0.08           --            0.13           0.21       (0.06)
Period ended June 30, 2004 (1)       10.00         0.03           --            1.14           1.17       (0.01)
------------------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $18.10        (0.06)          --            1.68           1.62          --
Year ended June 30, 2004             16.44        (0.12)          --            1.78           1.66          --
Year ended June 30, 2003             16.73        (0.04)          --           (0.25)         (0.29)         --
Year ended June 30, 2002             22.12        (0.09)          --           (5.30)         (5.39)         --
Year ended June 30, 2001             32.59        (0.16)          --           (9.01)         (9.17)         --
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $14.99         0.07           --            1.39           1.46          --
Year ended June 30, 2004             13.52         0.01           --            1.46           1.47          --
Year ended June 30, 2003             13.66         0.05           --           (0.19)         (0.14)         --
Year ended June 30, 2002             17.94         0.04           --           (4.32)         (4.28)         --
Year ended June 30, 2001             26.59         0.01           --           (7.36)         (7.35)         --
ADMINISTRATIVE SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $18.44         0.02           --            1.71           1.73          --
Year ended June 30, 2004             16.68        (0.08)          --            1.84           1.76          --
Year ended June 30, 2003             16.91         0.01           --           (0.24)         (0.23)         --
Year ended June 30, 2002             22.27        (0.01)          --           (5.35)         (5.36)         --
Year ended June 30, 2001             32.66        (0.03)(4)       --           (9.06)         (9.09)         --
------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $13.01        (0.18)(4)       --            1.27           1.09          --
Year ended June 30, 2004             10.96        (0.20)          --            2.25           2.05          --
Year ended June 30, 2003             11.82        (0.17)          --           (0.69)         (0.86)         --
Year ended June 30, 2002             15.79        (0.20)          --           (3.77)         (3.97)         --
Year ended June 30, 2001             33.48        (0.21)          --          (11.41)        (11.62)         --
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $13.41        (0.10)(4)       --            1.31           1.21          --
Year ended June 30, 2004             11.23        (0.15)          --            2.33           2.18          --
Year ended June 30, 2003             12.02        (0.10)          --           (0.69)         (0.79)         --
Year ended June 30, 2002             15.96        (0.11)(4)       --           (3.83)         (3.94)         --
Year ended June 30, 2001             33.61        (0.12)          --          (11.46)        (11.58)         --
ADMINISTRATIVE SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $13.22        (0.14)(4)       --            1.29           1.15          --
Year ended June 30, 2004             11.11        (0.14)          --            2.25           2.11          --
Year ended June 30, 2003             11.92        (0.10)          --           (0.71)         (0.81)         --
Year ended June 30, 2002             15.87        (0.13)          --           (3.82)         (3.95)         --
Year ended June 30, 2001             33.57        (0.17)(4)       --          (11.46)        (11.63)         --
------------------------------------------------------------------------------------------------------------------
(1) For the period August 29, 2003, commencement of operations, to June 30, 2004.
(2) Not annualized.
(3) Annualized.
(4) Based on average shares outstanding.

SEE FINANCIAL NOTES

        TO SHAREHOLDERS                                                       RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Net           Ratio of         Ratio of net        Ratio of
      From                    Net asset               assets,        expenses to        investment        expenses to
      net         Total         value,     Total      end of         average net       income/loss        average net      Portfolio
    realized   dividends to      end       return     period       assets, net of     to average net   assets, prior to    turnover
     gains     shareholders   of period     (%)     ($ X 1,000)   reimbursement (%)     assets (%)     reimbursement (%)   rate (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     (0.04)       (0.10)        $11.27       1.84    $  6,290           0.90               0.67               1.39            31.76
        --        (0.01)         11.16      11.71(2)     6,849          0.90(3)            0.38(3)            1.94(3)         32.98
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $19.72       8.95    $278,940           1.55              (0.32)              1.55           101.34
        --           --          18.10      10.10     290,352           1.50              (0.65)              1.52           228.43
        --           --          16.44      (1.73)    285,339           1.37              (0.28)              1.53           183.75
        --           --          16.73     (24.37)    326,793           1.34              (0.43)              1.44            76.40
     (1.30)       (1.30)         22.12     (28.42)    472,779           1.34              (0.62)              1.42            44.95
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $16.45       9.74    $ 43,083           0.80               0.42               0.80           101.34
        --           --          14.99      10.96      52,842           0.77               0.08               0.79           228.43
        --           --          13.52      (1.02)     63,571           0.69               0.36               0.76           183.75
        --           --          13.66     (23.86)     85,140           0.68               0.23               0.73            76.40
     (1.30)       (1.30)         17.94     (27.98)    123,912           0.68               0.04               0.74            44.95
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $20.17       9.38    $  1,667           1.14               0.09               1.14           101.34
        --           --          18.44      10.55       1,635           1.11              (0.27)              1.13           228.43
        --           --          16.68      (1.36)      2,426           1.00               0.09               1.06           183.75
        --           --          16.91     (24.07)      2,029           0.94              (0.05)              1.01            76.40
     (1.30)       (1.30)         22.27     (28.11)      1,964           0.94              (0.14)              5.63            44.95
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $14.10       8.38    $157,963           1.96              (1.39)              1.96           109.56
        --           --          13.01      18.70     165,782           1.93              (1.47)              1.94           151.80
        --           --          10.96      (7.28)    157,911           1.95              (1.56)              1.97           315.89
        --           --          11.82     (25.14)    190,812           1.80              (1.39)              1.86           202.57
     (6.07)       (6.07)         15.79     (37.52)    283,760           1.68              (1.09)              1.75           136.63
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $14.62       9.02    $  2,633           1.33              (0.76)              1.33           109.56
        --           --          13.41      19.41       3,534           1.30              (0.85)              1.31           151.80
        --           --          11.23      (6.57)      5,379           1.25              (0.86)              1.28           315.89
        --           --          12.02     (24.69)      6,428           1.20              (0.78)              1.26           202.57
     (6.07)       (6.07)         15.96     (37.21)     19,676           1.30              (0.69)              1.36           136.63
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $14.37       8.70    $  5,270           1.64              (1.08)              1.64           109.56
        --           --          13.22      18.99      11,584           1.60              (1.13)              1.62           151.80
        --           --          11.11      (6.80)      8,561           1.51              (1.13)              1.54           315.89
        --           --          11.92     (24.89)      8,444           1.47              (1.07)              1.53           202.57
     (6.07)       (6.07)         15.87     (37.43)      9,497           1.55              (0.96)              2.06           136.63
------------------------------------------------------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                        INVESTMENT ACTIVITIES                      DIVIDENDS
--------------------------------------------------------------------------------------------------------------------
                                                                           Net realized
                                 Net asset                                and unrealized
                                  value,         Net                     gains/losses on     Total from    From net
                                 beginning   investment    Redemption    investments and     investment   investment
                                 of period   income/loss      fee       foreign currencies   operations     income
--------------------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005          $10.84        (0.11)          --              0.77             0.66          --
Year ended June 30, 2004            8.67        (0.13)          --              2.30             2.17          --
Year ended June 30, 2003            9.18        (0.09)          --             (0.42)           (0.51)         --
Year ended June 30, 2002            9.52        (0.08)          --             (0.26)           (0.34)         --
Year ended June 30, 2001           11.23        (0.05)          --             (1.64)           (1.69)         --
--------------------------------------------------------------------------------------------------------------------
VALUE FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005          $10.51        (0.01)          --              1.10             1.09          --
Year ended June 30, 2004            8.64        (0.02)          --              1.89             1.87          --
Year ended June 30, 2003            8.74        (0.05)          --             (0.05)           (0.10)         --
One month period ended June 30,
 2002 (1)                          10.21        (0.01)          --             (1.46)           (1.47)         --
Year ended May 31, 2002            15.29        (0.08)          --             (3.57)           (3.65)         --
Year ended May 31, 2001            14.58        (0.07)          --              2.70             2.63          --
--------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005          $15.18         0.02(4)        --(5)           0.66             0.68          --
Year ended June 30, 2004           13.39        (0.10)(4)       --(5)           1.89             1.79          --
Year ended June 30, 2003           14.22        (0.03)(4)     0.02             (0.82)           (0.83)         --
Year ended June 30, 2002           18.31        (0.11)(4)     0.01             (3.99)           (4.09)         --
Year ended June 30, 2001           29.99        (0.16)          --             (9.61)           (9.77)         --
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005          $15.58         0.12(4)        --(5)           0.69             0.81          --
Year ended June 30, 2004           13.65         0.04(4)        --(5)           1.89             1.93          --
Year ended June 30, 2003           14.40         0.05(4)      0.02             (0.82)           (0.75)         --
Year ended June 30, 2002           18.46        (0.01)(4)     0.01             (4.06)           (4.06)         --
Year ended June 30, 2001           30.08        (0.05)(4)       --             (9.66)           (9.71)         --
ADMINISTRATIVE SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005          $15.36         0.06(4)        --(5)           0.69             0.75          --
Year ended June 30, 2004           13.51        (0.02)(4)       --(5)           1.87             1.85          --
Year ended June 30, 2003           14.30         0.01(4)      0.02             (0.82)           (0.79)         --
Year ended June 30, 2002           18.38        (0.06)(4)     0.01             (4.03)           (4.08)         --
Year ended June 30, 2001           30.02        (0.11)(4)       --             (9.62)           (9.73)         --
--------------------------------------------------------------------------------------------------------------------
(1) Subsequent to the annual report as of May 31, 2002, the Citizens Value Fund changed its fiscal year end to June
    30.
(2) Not annualized.
(3) Annualized.
(4) Based on average shares outstanding.
(5) Less than $0.005 per share.

SEE FINANCIAL NOTES

        TO SHAREHOLDERS                                                       RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Net           Ratio of         Ratio of net        Ratio of
      From                    Net asset               assets,        expenses to        investment        expenses to
      net         Total         value,     Total      end of         average net       income/loss        average net      Portfolio
    realized   dividends to      end       return     period       assets, net of     to average net   assets, prior to    turnover
     gains     shareholders   of period     (%)     ($ X 1,000)   reimbursement (%)     assets (%)     reimbursement (%)   rate (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     (0.50)       (0.50)        $11.00       6.21    $ 30,059           1.51              (1.07)              1.51           120.89
        --           --          10.84      25.03      29,701           1.53              (1.37)              1.53           207.80
        --           --           8.67      (5.56)     17,821           1.45              (1.12)              1.58           349.79
        --           --           9.18      (3.57)     18,459           1.34              (0.93)              1.40           294.26
     (0.02)       (0.02)          9.52     (15.08)     15,503           1.34              (0.57)              3.20           146.62
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $11.60      10.37    $ 27,791           1.70              (0.11)              1.70           172.95
        --           --          10.51      21.64      23,871           1.78              (0.23)              1.78           130.18
        --           --           8.64      (1.14)     16,226           1.90              (0.62)              1.90           209.72
        --           --           8.74     (14.40)(2)    21,060         1.95(3)           (1.33)(3)           2.05(3)          5.87
     (1.43)       (1.43)         10.21     (25.58)     24,981           1.95              (1.04)              2.54            34.77
     (1.92)       (1.92)         15.29      20.71      14,378           1.95              (0.65)              4.63            62.55
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $15.86       4.48    $ 80,384           2.05               0.13               2.05            80.36
        --           --          15.18      13.37      95,625           2.01              (0.60)              2.01            49.16
        --           --          13.39      (5.84)    101,846           1.91              (0.26)              1.91            42.05
        --           --          14.22     (22.34)    135,881           1.84              (0.66)              1.84           132.82
     (1.91)       (1.91)         18.31     (33.69)    236,080           1.82              (0.71)              1.82           151.95
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $16.39       5.20    $  2,891           1.39               0.75               1.39            80.36
        --           --          15.58      14.14       5,244           1.37               0.25               1.37            49.16
        --           --          13.65      (5.21)      6,688           1.26               0.42               1.26            42.05
        --           --          14.40     (21.99)      9,531           1.27              (0.05)              1.27           132.82
     (1.91)       (1.91)         18.46     (33.35)     16,475           1.39              (0.23)              1.42           151.95
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $16.11       4.88    $  1,566           1.73               0.40               1.73            80.36
        --           --          15.36      13.69       2,142           1.71              (0.11)              1.71            49.16
        --           --          13.51      (5.52)      2,059           1.59               0.11               1.59            42.05
        --           --          14.30     (22.20)      2,207           1.64              (0.39)              1.64           132.82
     (1.91)       (1.91)         18.38     (33.52)      1,748           1.68              (0.48)              3.18           151.95
------------------------------------------------------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                        INVESTMENT ACTIVITIES                    DIVIDENDS
------------------------------------------------------------------------------------------------------------------
                                   Net asset                               Net realized
                                    value,         Net                    and unrealized   Total from    From net
                                   beginning   investment    Redemption    gains/losses    investment   investment
                                   of period   income/loss      fee       on investments   operations     income
------------------------------------------------------------------------------------------------------------------
BALANCED FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $11.35         0.12           --            0.75           0.87       (0.12)
Year ended June 30, 2004             10.47         0.06           --            1.12           1.18       (0.06)
Period ended June 30, 2003 (1)       10.00         0.02           --            0.47           0.49       (0.02)
------------------------------------------------------------------------------------------------------------------
INCOME FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $ 9.86         0.37           --            0.15           0.52       (0.38)
Year ended June 30, 2004             10.28         0.34           --           (0.40)         (0.06)      (0.36)
Year ended June 30, 2003              9.62         0.37           --            0.69           1.06       (0.40)
Year ended June 30, 2002             10.28         0.58           --           (0.66)         (0.08)      (0.58)
Year ended June 30, 2001             10.20         0.68           --            0.10           0.78       (0.70)
------------------------------------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $ 9.92         0.23           --           (0.01)          0.22       (0.24)
Year ended June 30, 2004             10.06         0.18           --           (0.13)          0.05       (0.19)
Period ended June 30, 2003 (5)       10.00         0.14(6)        --            0.07           0.21       (0.15)
------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $ 1.00         0.01           --              --           0.01       (0.01)
Year ended June 30, 2004              1.00           --(4)        --              --             --(4)       --(4)
Year ended June 30, 2003              1.00         0.01           --              --           0.01       (0.01)
Year ended June 30, 2002              1.00         0.02           --              --           0.02       (0.02)
Year ended June 30, 2001              1.00         0.05           --              --           0.05       (0.05)
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2005            $ 1.00         0.02           --              --           0.02       (0.02)
Year ended June 30, 2004              1.00           --(4)        --              --             --(4)       --(4)
Year ended June 30, 2003              1.00         0.01           --              --           0.01       (0.01)
Year ended June 30, 2002              1.00         0.02           --              --           0.02       (0.02)
Year ended June 30, 2001              1.00         0.05           --              --           0.05       (0.05)
------------------------------------------------------------------------------------------------------------------
(1) For the period December 20, 2002, commencement of operations, to June 30, 2003.
(2) Not Annualized.
(3) Annualized.
(4) Less than $0.005 per share.
(5) For the period November 21, 2002, commencement of operations, to June 30, 2003.
(6) Based on average shares outstanding.

SEE FINANCIAL NOTES

        TO SHAREHOLDERS                                                       RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Net           Ratio of         Ratio of net        Ratio of
      From                    Net asset               assets,        expenses to        investment        expenses to
      net         Total         value,     Total      end of         average net       income/loss        average net      Portfolio
    realized   dividends to      end       return     period       assets, net of     to average net   assets, prior to    turnover
     gains     shareholders   of period     (%)     ($ X 1,000)   reimbursement (%)     assets (%)     reimbursement (%)   rate (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     (0.23)       (0.35)        $11.87       7.76    $  5,491           1.30               1.07               2.33           109.56
     (0.24)       (0.30)         11.35      11.31       2,804           1.30               0.60               4.30            98.20
        --        (0.02)         10.47       4.87(2)     1,061          1.30(3)            0.41(3)           16.73(3)        140.42
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --        (0.38)        $10.00       5.34    $ 56,597           1.48               3.66               1.48           111.76
        --        (0.36)          9.86      (0.63)     59,562           1.45               3.28               1.45            64.37
        --        (0.40)         10.28      11.28      69,137           1.37               3.80               1.37           195.73
        --        (0.58)          9.62      (0.87)     67,488           1.38               5.77               1.38            54.05
        --(4)     (0.70)         10.28       7.87      71,639           1.40               6.55               1.48            60.53
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --        (0.24)        $ 9.90       2.23    $  7,198           0.14               2.28               1.45            65.70
        --        (0.19)          9.92       0.48       7,552           0.06               1.79               1.50            80.96
        --        (0.15)         10.06       2.12(2)     9,252          0.00(3)            2.29(3)            2.10(3)         56.04
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --        (0.01)        $ 1.00       1.21    $ 76,724           1.00               1.19               1.00              N/A
        --           --(4)        1.00       0.10      83,231           0.98               0.10               0.98              N/A
        --        (0.01)          1.00       0.65     104,641           0.93               0.65               0.93              N/A
        --        (0.02)          1.00       1.71     114,271           0.92               1.72               0.92              N/A
        --        (0.05)          1.00       5.23     117,211           0.89               5.08               0.89              N/A
------------------------------------------------------------------------------------------------------------------------------------
        --        (0.02)        $ 1.00       1.53    $ 12,763           0.68               1.55               0.68              N/A
        --           --(4)        1.00       0.41      11,011           0.67               0.41               0.67              N/A
        --        (0.01)          1.00       0.95      10,892           0.63               0.98               0.63              N/A
        --        (0.02)          1.00       1.97      16,539           0.67               1.95               0.67              N/A
        --        (0.05)          1.00       5.43      27,475           0.70               5.22               0.70              N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL NOTES

ORGANIZATION

Citizens Funds (the "trust"), a Massachusetts Business Trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The trust offers the following funds (individually a "fund," collectively the "funds"):

---------------------------------------------------------------------------------
FUND                                                   SHORT NAME
---------------------------------------------------------------------------------
Citizens 300 Fund                                      300 Fund
Citizens Core Growth Fund                              Core Growth Fund
Citizens Emerging Growth Fund                          Emerging Growth Fund
Citizens Small Cap Core Growth Fund                    Small Cap Core Growth Fund
Citizens Value Fund                                    Value Fund
Citizens Global Equity Fund                            Global Equity Fund
Citizens Balanced Fund                                 Balanced Fund
Citizens Income Fund                                   Income Fund
Citizens Ultra Short Bond Fund                         Ultra Short Bond Fund
Citizens Money Market Fund                             Money Market Fund
---------------------------------------------------------------------------------

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund, and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund offers two classes of shares: Standard shares and Institutional shares. The 300 Fund, Small Cap Core Growth Fund, Value Fund, Balanced Fund, Income Fund and Ultra Short Bond Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class-specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

INDEMNIFICATIONS

Under the funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the trust. In addition, in the normal course of business, the funds enter into contracts with their vendors and others that provide for general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The board of trustees has approved procedures to be used to value each fund's securities for the purpose of determining the fund's net asset value (NAV). Equity securities traded on an exchange are valued at the market price determined as the closing sale or official closing price on that exchange. For securities not traded on an exchange, or if an exchange price is not readily available, securities are valued at a market price determined by independent third party pricing vendors approved by the funds' valuation committee. The market price for debt obligations is determined by an independent third-party pricing service which use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments. Short-term securities maturing within 60 days and all securities in the Money Market Fund are valued at amortized cost, unless it is determined that using this method would not reflect a security's fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. If a price for a given security is unavailable or deemed unreliable by the adviser, the market price may be determined using quotations received from one or more brokers that make a market in the security. When such prices or quotations are not available, or when the adviser believes they are unreliable, the funds' valuation committee will value securities using fair value procedures approved by the funds' board of trustees. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund's net asset value is calculated. The Global Equity Fund uses a fair value model developed by an independent third party pricing service in its valuation considerations for foreign equity securities on days when there is a specific percentage change in the value of a domestic equity security index. This percentage is determined by the funds' valuation committee.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Changes in holdings of portfolio securities shall be reflected no later than on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. The cost of securities sold is determined on the identified cost basis, unless otherwise

FINANCIAL NOTES

specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY CONTRACTS

Foreign currency contracts are used to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the current rate of exchange. There were no foreign currency contracts open at year end.

REPURCHASE AGREEMENTS

The funds may acquire repurchase agreements with an entity that is a member of the Federal Reserve System, collateralized by instruments issued by the U.S. government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the funds may be delayed or limited.

RESTRICTED SECURITIES

The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult.

REDEMPTION FEE

The Global Equity Fund charges a redemption fee of 2% (paid to the fund) with respect to shares of the fund redeemed or exchanged within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the fund of accounts with below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the year ended June 30, 2005, the Global Equity Fund collected $4,014 in redemption fees. These fees are included in the "change in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

DIVIDENDS TO SHAREHOLDERS

The 300 Fund, Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, and Global Equity Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Ultra Short Bond Fund and Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distributes substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FINANCIAL NOTES

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Citizens Advisers, Inc. (the "adviser") serves as adviser to each of the funds. Under the terms of the management agreement, the adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

------------------------------------------------------
FUND                                          FEE RATE
------------------------------------------------------
300 Fund                                       0.20%
Core Growth Fund                               0.50%
Emerging Growth Fund                           1.00%
Small Cap Core Growth Fund                     0.50%
Value Fund                                     0.70%
Global Equity Fund                             1.00%
Balanced Fund                                  0.65%
Income Fund                                    0.65%
Ultra Short Bond Fund                          0.35%
Money Market Fund                              0.35%
------------------------------------------------------

McLean Budden Limited serves as the subadviser for the Global Equity Fund. For its services, the subadviser receives a fee computed daily based on an annual rate of 0.33% of the fund's average daily net assets up to $50 million, 0.30% on the next $50 million, and 0.25% on assets thereafter. The fee is paid by the adviser.

Prior to August 27, 2004, SSgA Funds Management, Inc. served as the subadviser for the Global Equity Fund. For its services, SSgA Funds Management, Inc. received a fee computed daily based on an annual rate of 0.35% of the fund's average daily net assets up to $500 million, and 0.25% on assets thereafter. The fee was paid by the adviser.

DISTRIBUTION FEE

Citizens Securities, Inc. (the "distributor") is a wholly owned subsidiary of the adviser and serves as the funds' distributor. Pursuant to Rule 12b-1 under the 1940 Act, the trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the distributor for services in an amount equal to 0.25% per annum of average annual net assets represented by such shares.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

The adviser, with whom certain officers and a trustee are affiliated, performs administrative duties for the trust under a separate administrative contract, which provides for the reimbursement of out-of-pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees are accrued daily based on average daily net assets of each fund at the annual rate of 0.15%. In addition, Citizens Advisers provides a number of administrative services to the trust, relating primarily to shareholder services and communications, and is paid an account fee and is reimbursed for out-of-pocket expenses as well, for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the year ended June 30, 2005, a fee of 0.25% was charged.

TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY

BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds. As transfer agent for the funds, BISYS is paid a fee based on the number of funds and shareholder accounts, other services fees, and is reimbursed for out-of-pocket expenses as well. Transfer agent expenses also include the cost of services rendered by third parties to provide sub-transfer agency services. As fund accountant for the funds, BISYS is paid a fee based on assets (ranging from 0.0125% -- 0.035%) and the number of share classes per fund, subject to certain minimums, other service fees, and is reimbursed for out-of-pocket expenses as well. Fifth Third Bank acts as custodian for the funds and is paid a fee based on the funds' assets and other transaction based fees, subject to certain minimums. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit.

TRUSTEE FEES

All of the officers and one of the trustees of the trust are "interested persons," as defined in the 1940 Act, of the adviser. Currently, each trustee who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a trustee meeting. The independent trustees include a chair of the board, who receives an additional annual retainer of $5,000; and an audit committee chair, social responsibility committee chair, and nominating committee chair who each receive an additional annual retainer of $2,500.

ALLOCATIONS

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or

FINANCIAL NOTES

all funds within the trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

FEE REDUCTIONS AND REIMBURSEMENTS

For the year ended June 30, 2005, the adviser limited the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain funds to the extent they exceeded the following limits:

--------------------------------------------------------
FUND                                  EXPENSE LIMITATION
--------------------------------------------------------
300 Fund                                           0.90%
Balanced Fund                                      1.30%
Ultra Short Bond Fund                              0.14%
--------------------------------------------------------

The expense limitations above are voluntary and may be removed by the adviser at any time.

FEES PAID INDIRECTLY

During the period, certain funds participated in a directed brokerage program in which the funds utilize recaptured commissions on securities transactions to pay for, in whole or in part, fund accounting expenses of the funds.

INVESTMENT TRANSACTIONS

The following summarizes purchases and sales of investment securities, other than short-term investments and U.S. Government securities, by fund for the year ended June 30, 2005:

-------------------------------------------------------------------------------
FUND                                                 PURCHASES        SALES
-------------------------------------------------------------------------------
300 Fund                                            $  2,164,649   $  2,908,375
Core Growth Fund                                     317,817,654    382,016,836
Emerging Growth Fund                                 181,128,925    212,119,528
Small Cap Core Growth Fund                            32,875,444     35,720,667
Value Fund                                            44,374,424     43,025,133
Global Equity Fund                                    71,733,011     93,748,003
Balanced Fund                                          5,629,784      3,765,484
Income Fund                                           50,764,014     57,333,914
Ultra Short Bond Fund                                  3,459,266      3,868,216
-------------------------------------------------------------------------------

SUBSEQUENT EVENT

On July 5, 2005, the Board of Trustees of the funds, on behalf of the Ultra Short Bond Fund, approved the termination and liquidation of the fund. The fund will be liquidated on or about August 22, 2005.

FEDERAL TAX INFORMATION

The tax character of dividends paid by the funds during the past two fiscal years were as follows:

---------------------------------------------------------------------------------------------
                                 Dividends Paid From
                                ----------------------
                                             Net long
                                               term        Total                     Total
                                 Ordinary     capital     taxable     Tax return   dividends
                                  income       gains     dividends    of capital    paid(1)
---------------------------------------------------------------------------------------------
FISCAL YEAR ENDED 2005
  300 Fund                      $   58,299   $    563    $   58,862    $     --    $   58,862
  Small Cap Core Growth Fund     1,108,006    190,731     1,298,737          --     1,298,737
  Balanced Fund                    105,988      2,255       108,243          --       108,243
  Income Fund                    2,197,109         --     2,197,109          --     2,197,109
  Ultra Short Bond Fund            158,672         --       158,672          --       158,672
  Money Market Fund              1,003,934         --     1,003,934          --     1,003,934
---------------------------------------------------------------------------------------------
FISCAL YEAR ENDED 2004
  300 Fund                      $    4,055   $     --    $    4,055    $     --    $    4,055
  Balanced Fund                     37,124         --        37,124          --        37,124
  Income Fund                    2,265,775         --     2,265,775          --     2,265,775
  Ultra Short Bond Fund            177,984         --       177,984          --       177,984
  Money Market Fund                152,547         --       152,547          --       152,547
---------------------------------------------------------------------------------------------

As of June 30, 2005, the components of accumulated earnings/deficit on a tax basis for the funds were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Total
                       Undistributed   Undistributed                                Accumulated        Unrealized       accumulated
                         ordinary        long term     Accumulated   Dividends   capital and other    appreciation/      earnings/
                          income       capital gains    earnings      payable         losses         depreciation(2)      deficit
------------------------------------------------------------------------------------------------------------------------------------
300 Fund                 $ 24,904        $ 52,018       $ 76,922     $      --     $          --       $   419,689    $     496,611
Core Growth Fund               --              --             --            --       (73,442,190)       55,299,554      (18,142,636)
Emerging Growth Fund           --              --             --            --      (190,293,663)       30,708,257     (159,585,406)
Small Cap Core Growth
 Fund                          --              --             --            --        (2,951,533)        5,529,956        2,578,423
Value Fund                     --              --             --            --        (7,796,193)        3,558,746       (4,237,447)
Global Equity Fund             --              --             --            --      (125,067,572)        6,276,173     (118,791,399)
Balanced Fund              12,681              --         12,681       (12,682)          (76,507)          426,356          349,848
Income Fund               173,526              --        173,526      (173,525)       (5,244,790)          420,146       (4,824,643)
Ultra Short Bond Fund      18,468              --         18,468       (18,765)         (102,220)          (19,557)        (122,074)
Money Market Fund         158,186              --        158,186      (158,186)          (38,534)               --          (38,534)
------------------------------------------------------------------------------------------------------------------------------------

(1)Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(2)The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales.

FINANCIAL NOTES

As of June 30, 2005, the funds had the following net capital loss carryforwards, which are available to offset future realized gains:

-------------------------------------------------------------------------------------------------------------------------------
                        Amount    Expires      Amount      Expires     Amount      Expires     Amount      Expires     Amount
-------------------------------------------------------------------------------------------------------------------------------
Core Growth Fund       $     --      --     $ 26,819,438    2010     $46,622,753    2011     $        --      --     $       --
Emerging Growth Fund         --      --      150,661,298    2010      36,170,306    2011              --      --      3,462,058
Small Cap Core Growth
 Fund                        --      --               --      --              --      --              --      --      2,896,910
Value Fund                   --      --           40,687    2010       4,976,984    2011       2,778,523    2012             --
Global Equity Fund
 (1)                    284,977    2009      101,286,974    2010       9,283,310    2011      14,198,702    2012             --
Balanced Fund                --      --               --      --              --      --              --      --         76,507
Income Fund                  --      --          638,367    2010       4,606,423    2011              --      --             --
Ultra Short Bond Fund        --      --               --      --              --      --          74,733    2012         14,656
Money Market Fund         9,083    2009               --      --              --      --              --      --             --
-------------------------------------------------------------------------------------------------------------------------------

---------------------  -------
                       Expires
---------------------  -------
Core Growth Fund          --
Emerging Growth Fund    2013
Small Cap Core Growth
 Fund                   2013
Value Fund                --
Global Equity Fund
 (1)                      --
Balanced Fund           2013
Income Fund               --
Ultra Short Bond Fund   2013
Money Market Fund         --
--------------------------------------

(1)Included in the above are the following amounts which are subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger: $284,977 expiring in 2009, $33,758 expiring in 2010, $345,833 expiring in 2011.

Net capital losses incurred after October 31, 2004, and within the taxable year are deemed to arise on the first business day of each fund's next taxable year. For the year ended June 30, 2005, the Global Equity Fund deferred to July 1, 2005 post October currency losses of $13,609, and the Small Cap Core Growth Fund, Ultra Short Bond Fund and Money Market Fund deferred to July 1, 2005 post October capital losses of $54,622, $12,831 and $29,451 respectively.

SUPPLEMENTAL INFORMATION (UNAUDITED)

FEDERAL TAX INFORMATION

For the fiscal year ended June 30, 2005, $58,299 of dividends paid by the 300 Fund, $34,125 of dividends paid by the Small Cap Core Growth Fund, and $34,105 of dividends paid by the Balanced Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the tax year ended June 30, 2005, 100% of income dividends paid by the 300 Fund, 3% of income dividends paid by the Small Cap Core Growth Fund, and 32% of income dividends paid by the Balanced Fund qualify for the dividends received deduction available to corporations.

SUPPLEMENTAL INFORMATION (UNAUDITED)

PORTFOLIO HOLDINGS DISCLOSURE

Each Citizens fund, except the Citizens Money Market Fund, posts it full portfolio holdings monthly, with a 30-day lag, on www.citizensfunds.com. The portfolio holdings will be posted within approximately five business days after month end. The funds' portfolio holdings will remain available until the following month's information is posted.

In addition, each fund's, except the Citizens Money Market Fund's, top ten portfolio holdings in order of position size and as a percentage of the total portfolio as well as sector breakdowns and portfolio characteristics are available quarterly, within approximately fifteen business days after quarter end on www.citizensfunds.com. Each fund's top ten portfolio holdings, sector breakdown and portfolio characteristics will remain available until the following quarter's information is posted.

Details of the funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the funds' SAI.

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within 60 days of such quarters on Form N-Q. You can receive a copy of each fund's Form N-Q without charge by calling 800.223.7010 or by visiting our website at www.citizensfunds.com. Each fund's Form N-Q is also available through a variety of methods. You can:

-- find them on the EDGAR Database of the SEC internet site at http://www.sec.gov

-- have copies sent to you (after paying a copying fee) by writing the the SEC's
   Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov

-- view and copy them in person at the SEC's Public Reference Room in Washington, D.C.; for more information call 202.942.8090.

SUPPLEMENTAL INFORMATION (UNAUDITED)

TABLE OF SHAREHOLDER EXPENSES

As a shareholder of the funds, you may incur two types of costs: (1) redemption fees (for Global Equity Fund only) and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The table on the page opposite provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table on the page opposite also provides information about hypothetical account values and hypothetical expenses based on each fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and other individual shareholder fees mentioned in the prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

* Expenses equal the average account value times the fund's annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).

                                                                            JUNE 30, 2005
-----------------------------------------------------------------------------------------
                                                                           Annualized
                              Beginning    Ending      Expenses paid      expense ratio
                               account     account    during period *   during the period
                                value       value       01/01/05 -         01/01/05 -
                              01/01/05    06/30/05       06/30/05           06/30/05
-----------------------------------------------------------------------------------------
300 FUND
Standard -- actual            $1,000.00   $  973.20        $4.40              0.90%
Standard -- hypothetical       1,000.00    1,020.33         4.51              0.90%
-----------------------------------------------------------------------------------------
CORE GROWTH FUND
Standard -- actual            $1,000.00   $1,015.40        $7.75              1.55%
Standard -- hypothetical       1,000.00    1,017.11         7.75              1.55%
Institutional -- actual        1,000.00    1,019.20         4.11              0.82%
Institutional -- hypothetical  1,000.00    1,020.73         4.11              0.82%
Administrative -- actual       1,000.00    1,017.70         5.50              1.10%
Administrative -- hypothetical  1,000.00   1,019.34         5.51              1.10%
-----------------------------------------------------------------------------------------
EMERGING GROWTH FUND
Standard -- actual            $1,000.00   $1,017.30        $9.70              1.94%
Standard -- hypothetical       1,000.00    1,015.17         9.69              1.94%
Institutional -- actual        1,000.00    1,020.20         6.71              1.34%
Institutional -- hypothetical  1,000.00    1,018.15         6.71              1.34%
Administrative -- actual       1,000.00    1,019.10         7.91              1.58%
Administrative -- hypothetical  1,000.00   1,016.96         7.90              1.58%
-----------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
Standard -- actual            $1,000.00   $1,019.50        $7.56              1.51%
Standard -- hypothetical       1,000.00    1,017.31         7.55              1.51%
-----------------------------------------------------------------------------------------
VALUE FUND
Standard -- actual            $1,000.00   $1,032.90        $8.62              1.71%
Standard -- hypothetical       1,000.00    1,016.31         8.55              1.71%
-----------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
Standard -- actual            $1,000.00   $  988.80        $9.91              2.01%
Standard -- hypothetical       1,000.00    1,014.83        10.04              2.01%
Institutional -- actual        1,000.00      992.10         6.96              1.41%
Institutional -- hypothetical  1,000.00    1,017.80         7.05              1.41%
Administrative -- actual       1,000.00      990.80         8.49              1.72%
Administrative -- hypothetical  1,000.00   1,016.27         8.60              1.72%
-----------------------------------------------------------------------------------------
BALANCED FUND
Standard -- actual            $1,000.00   $1,023.70        $6.52              1.30%
Standard -- hypothetical       1,000.00    1,018.35         6.51              1.30%
-----------------------------------------------------------------------------------------
INCOME FUND
Standard -- actual            $1,000.00   $1,012.20        $7.23              1.45%
Standard -- hypothetical       1,000.00    1,017.60         7.25              1.45%
-----------------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
Standard -- actual            $1,000.00   $1,013.30        $0.50              0.10%
Standard -- hypothetical       1,000.00    1,024.30         0.50              0.10%
-----------------------------------------------------------------------------------------
MONEY MARKET FUND
Standard -- actual            $1,000.00   $1,008.40        $5.28              1.06%
Standard -- hypothetical       1,000.00    1,019.54         5.31              1.06%
Institutional -- actual        1,000.00    1,010.30         3.39              0.68%
Institutional -- hypothetical  1,000.00    1,021.42         3.41              0.68%
-----------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The trustees unanimously approved the continuance of the management agreement with respect to each fund at a meeting held on May 16, 2005. This approval was based on the following conclusions:

 (i) that the adviser has the capabilities, resources and personnel necessary to provide the advisory services currently provided to each fund; and

(ii) that the advisory fees paid by each fund represent reasonable compensation to the adviser in light of the services provided, the costs to the adviser of providing those services, the fees paid by similar funds, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment, and represent an appropriate sharing at the present time between fund shareholders and the adviser of any economies of scale in the management of each fund at current asset levels.

In advance of the meeting, the independent trustees, through their counsel, submitted to the adviser a written request for information in connection with their consideration of the funds' management agreements. The requested information was provided by the adviser in advance of and at the board meeting. In preparation for the board meeting, the independent trustees met with their counsel to discuss the proposed continuance of the funds' management agreement and received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to their deliberations.

In reaching these conclusions, the trustees considered all factors they believed relevant, including (i) information comparing the performance of each fund to other investment companies with similar investment objectives and to an index;
(ii) the nature, extent and quality of investment services rendered by the adviser; (iii) payments received by the adviser from all sources in respect of each fund; (iv) the costs borne by, and profitability of, the adviser in providing services to each fund; (v) comparative fee and expense data for each fund and other investment companies with similar investment objectives; (vi) the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect these economies of scale for the benefit of fund shareholders; (vii) information about "revenue sharing" arrangements that the adviser enters into in respect of the funds; (viii) fall-out benefits which the adviser receives from its relationship to the funds; (ix) information about fees charged by the adviser to other clients with similar investment objectives; (x) the professional experience and qualifications of each fund's portfolio management team; and (xi) the terms of the management agreement.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund.

In voting to renew the funds' management agreement with the adviser, the Board also considered the adviser's compliance program, its implementation by the adviser as well as its effectiveness and noted with approval the strong ethical compliance culture at the adviser. The board also noted the adviser's recent addition of portfolio management personnel. The trustees noted that pursuant to the management agreement, the adviser, subject to the direction of the board, is responsible for providing advice and guidance with respect to the funds and for managing the investment of the assets of each fund. With the exception of the Global Equity Fund, the adviser provides the day-to-day portfolio management of the funds, including making purchases and sales of portfolio securities consistent with each fund's investment objective and policies. The adviser oversees the activities of the subadviser it has engaged to provide the day-to-day portfolio management of the Global Equity Fund. The trustees noted that the services required to be provided had expanded over time as a result of regulatory and other developments. The trustees cited, by way of example, the enhanced obligations involving the adviser's and the funds' compliance programs and the substantial commitment of time and resources that the adviser had made in this area. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the funds under the management agreement.

The board reviewed the information concerning the costs of services provided and the profitability to the adviser of its advisory relationship with the funds, along with a description of the methodology used by the adviser in preparing the profitability information. The board considered the cost to the adviser of its services to each fund and what is a fair entrepreneurial profit for managing each fund. The board noted that there appeared to be a reasonable basis for the methodology underlying the adviser's profitability analysis and that the profitability with respect to each fund did not appear to be excessive.

SUPPLEMENTAL INFORMATION (UNAUDITED)

The trustees considered that the adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the funds' purchases and sales of investment securities. It was noted that during the course of the year the trustees had received presentations from the adviser about its trading practices and brokerage arrangements, including its policies with respect to soft dollar arrangements. The trustees also considered that the adviser receives administrative and shareholder service fees from the funds and that Citizens Securities, Inc., an affiliate of the adviser, receives 12b-1 fees from the funds. In addition, the board considered certain aggregate benefits, other than fees, that the adviser receives by virtue of its relationship with each fund.

In considering performance, the board noted the successful efforts by the adviser over the prior year to improve performance by attracting additional talented personnel. The trustees received detailed comparative performance information for each fund and considered information showing performance of each fund versus one or more selected securities indices over the one, three, five and ten year periods ended March 31, 2005 (or those relevant periods in which the applicable fund existed). The comparative information showed that: the 300 Fund underperformed the indices for the one year period; the Core Growth Fund had solid one year and ten year returns; the Emerging Growth Fund underperformed the index for the one, three and five year periods and outperformed the index for the ten year period; the Small Cap Core Growth Fund underperformed the index for the one and three year periods, but outperformed the index for the five year period; the Value Fund had outperformed the index for the one and five year periods, but underperformed the index for the three year period; the Global Equity Fund significantly underperformed the index for the one, three and five year periods; the Balanced Fund slightly underperformed the blended indices for the one year period; the Income Fund underperformed the index for the one, three, five and ten year periods; the Ultra Short Bond Fund outperformed the index for the one year period; and the Money Market Fund's seven and thirty day yields were lower than the average seven and thirty day yields of a comparable universe of funds.

The trustees noted that the 300 Fund was a relatively new fund with a limited performance history. The trustees considered the recent changes made by the adviser in the portfolio management teams of the Core Growth,

Emerging Growth, Small Cap Core Growth and Balanced Funds and the enhancement of the investment process of each fund. The trustees noted the Value Fund's improved one year performance, and that the fund had been previously subadvised for portions of the three and five year periods. With respect to the Global Equity Fund, the trustees considered the adviser's recent engagement of a new subadviser, McLean Budden Ltd., to manage the fund. The trustees noted that they had asked the adviser to bring additional or different resources to bear in the management of the Income Fund, and that the adviser had undertaken to fulfill their request. With respect to the Money Market Fund, the trustees considered the effect of the relatively small size of the fund and the information presented by the adviser to the effect that the fund was managed in a very conservative fashion.

The board considered the advisory fee rate paid by each fund to the adviser under the management agreement. The board reviewed reports detailing each fund's management fee, administration fee, total management and administration fees and total expense levels and versus comparable mutual funds with similar investment objectives including a broad universe group, a smaller peer group including funds with similar asset levels, if possible ("comparison group"), and other specific funds. The trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by comparable mutual funds. The board also reviewed information concerning the fees paid by other accounts managed by the adviser with investment objectives similar to the funds. The fee rates charged to those accounts are higher than those charged to the relevant funds. The comparative information showed that: the 300 Fund's management fee, administration fee, total management and administration fees and total expenses were below the comparison group median; the management fee, administration fee, total management and administration fees and total expenses of the Core Growth and Small Cap Core Growth Funds were equal to or below the comparison group median (except that total expenses for the Core Growth Fund's Standard shares were above the median); the Emerging Growth Fund's administration fee was approximately equal to the comparison group median, while the fund's management fee, total management and administration fees and total expenses were higher than the comparison group median; the management fee, administration fee and total management and administration fees of the Value Fund were equal to or lower than the comparison group median, while the fund's total expenses were higher than the comparison group median; the Global Equity Fund's management fee was equal to the comparison group median, while the fund's administration fees and total management and administration fees were

SUPPLEMENTAL INFORMATION (UNAUDITED)
lower than the comparison group median and the total expenses were above the median; the Balanced Fund's management fee was higher than the comparison group median while the total expenses were lower than the median and the fund's administration fees and total management and administration fees were equal to or slightly higher the comparison group median; the Income Fund's management fee, administration fee, total management and administration fees and total expenses were higher than the comparison group median; and the Ultra Short Bond Fund's management fee, administration fee and total management and administration fees were lower than the comparison group median and the fund's total expenses (as a result of voluntary reimbursements by the adviser) were lower than the median; and the Money Market Fund's management fee, administration fee, total management and administration fees and total expenses were higher than the comparison group median. The trustees concluded that the expense ratio of each fund was acceptable in light of the quality of service each fund receives and the other factors considered. With respect to the Income Fund, the trustees concluded that, while the expense ratio was higher than the comparison group median, cutting fees at this time would be incompatible with the trustees' request that additional and/or different resources be brought to bear for this fund.

The board next considered, in light of current asset levels and current circumstances, whether breakpoints in the fee structure for each fund were appropriate, and determined that the funds' current fee structure was appropriate.

Based on the above factors, the board voted to renew each fund's management agreement with the adviser for an additional one-year period.

THE FUNDS' TRUSTEES AND OFFICERS

A board of trustees oversees and monitors the management of the trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the trust. The tables on the following page show the trustees and officers of the funds as of June 30, 2005.

The trustees in the second table (independent trustees) are not considered interested persons and have no affiliation with the funds' adviser or distributor. The third table lists fund officers who are not trustees. All of these officers are considered interested persons.

The term of office for each trustee is eight years, except that Sophia Collier has an open-ended term. Each trustee is a trustee for ten funds within the Citizens Funds complex, and no trustee is currently a trustee or director for any other mutual fund or company. Except as noted on the following page, the address for each trustee and officer in connection with their fund duties is One Harbour Place, Suite 400, Portsmouth, NH 03801.

SUPPLEMENTAL INFORMATION (UNAUDITED)

------------------------------------------------------------------------------------------------------
AFFILIATED TRUSTEE
------------------------------------------------------------------------------------------------------
                          POSITION(S) W/FUNDS AND
                          DATE OF ELECTION
NAME AND AGE              OR APPOINTMENT             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Sophia Collier (1)        Trustee since 10/91        Portfolio Manager, Citizens Advisers, Inc., since
49                        President 1991-1998 and    3/95. Majority Owner and Chair of Board of
                          since 8/02, Chair of       Directors, Citizens Advisers, Inc., since 12/91.
                          Board 1/02-8/02            President, Citizens Advisers, Inc., and Citizens
                                                     Securities, Inc., 12/91-9/98 and since 7/02.
                                                     Chair of the Board of Directors, Citizens
                                                     Securities, Inc., since 12/91. President,
                                                     Northpoint Technology, Ltd., 1/97-6/02. Chair of
                                                     the Board of Directors, Northpoint Technology,
                                                     Ltd., since 6/02.
------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------
                          POSITION(S) W/FUNDS AND
                          DATE OF ELECTION
NAME AND AGE              OR APPOINTMENT             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Walter D. Bristol, Jr.    Trustee since 5/01         Executive Vice President for Corporate Operations
55                        Chair of the Board since   and Chief Financial Officer, American Heart
                          8/04                       Association, since 5/96.
                          Vice Chair of the Board
                          8/02-8/04

Jeannie H. Diefenderfer   Trustee since 5/01         Senior Vice President, Verizon, since 8/04. Vice
44                                                   President, Verizon, 8/02-7/04. Group President,
                                                     Verizon, 8/01-7/02. Senior Vice President,
                                                     Verizon, 5/98-7/01.

Pablo S. Eisenberg        Trustee since 12/99        Senior Fellow, Public Policy Institute,
73                                                   Georgetown University, since 1/99. Executive
                                                     Director, Center for Community Change, 5/75-6/98.

Orlando Hernandez         Trustee since 8/01         Vice President of Finance, Texas Instruments,
58                                                   5/76- 4/01.

Martha S. Pope            Trustee since 12/99        Trustee, National Park Foundation, since 8/00.
60                        Chair of the Board         Trustee, Hofstra University, since 6/00. Senior
                          8/02-8/04                  Advisor for the Northern Ireland Peace
                                                     Negotiations, 1/95-7/98.
------------------------------------------------------------------------------------------------------

OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------
                          POSITION(S) W/FUNDS AND
                          DATE OF ELECTION
NAME AND AGE              OR APPOINTMENT             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Sean P. Driscoll          Treasurer since 3/99       Executive Vice President, Citizens Advisers,
40                                                   Inc., since 9/04. Senior Vice President, Citizens
                                                     Advisers, Inc., 4/03-9/04. Vice President,
                                                     Citizens Advisers, Inc., 10/99-4/03. Assistant
                                                     Treasurer, Citizens Advisers, Inc., 10/02-12/02.
                                                     Director, Citizens Advisers Inc., 11/98-10/99.

Marcia Kovalik            Chief Compliance Officer   Chief Compliance Officer, Citizens Advisers,
42                        since 8/04                 Inc., since 8/04. Vice President, Citizens
                          Secretary since 5/03       Advisers, Inc., since 4/03. Counsel, Citizens
                          Asst. Secretary 5/01-5/03  Advisers, Inc., 2/01-4/03. Associate, Boynton,
                                                     Waldron, Doleac, Woodman & Scott, P.A.,
                                                     9/95-2/01.

Alaina Metz (2)           Asst. Secretary since      Chief Administrative Officer, BISYS Fund Services
38                        2/01                       Ohio, Inc., since 6/95.
------------------------------------------------------------------------------------------------------

(1) Sophia Collier is an interested person of the funds by virtue of her position with the funds' investment adviser.

(2) Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

The funds' Statement of Additional information includes additional information about the trustees and officers and is available, without charge, by calling 800.223.7010.

SHAREHOLDER SERVICES (UNAUDITED)

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative website.

EXCHANGES BETWEEN CITIZENS FUNDS*

You can move your money from any one of our funds to another.

RETIREMENT INVESTING

We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN

Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE

Our representatives are well trained professionals whose goal is to satisfy most requests during the first phone call. Representatives are available from 9 am to 6 pm (ET) Monday - Friday at 800.223.7010.

CLIENT WEALTH MANAGEMENT

Receive personal, one on one advice and consultation from our Client Wealth Management specialist.

WWW.CITIZENSFUNDS.COM

Our website offers daily fund prices and monthly performance updates, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS

Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications.

PROXY VOTING

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities and a copy of the funds' voting record for the 12-month period ended June 30, 2005 are available on-line at www.citizensfunds.com without charge, or upon request, by calling 800.223.7010, and on the SEC's website at http://www.sec.gov.

* Citizens Global Equity Fund charges a redemption fee of 2% on shares redeemed or exchanged within 60 days of purchase.

NOTES

NOTES

NOTES

NOTES

                             [CITIZENS FUNDS LOGO]

TRUSTEES                     MANAGER                    TRANSFER AND
Walter D. Bristol, Jr.       Citizens Advisers, Inc.    ACCOUNTING AGENT
Sophia Collier               One Harbour Place          BISYS Fund Services Ohio, Inc.
Jeannie H. Diefenderfer      Suite 400                  Columbus, OH 43219
Pablo S. Eisenberg           Portsmouth, NH 03801
Orlando Hernandez            800.223.7010               LEGAL COUNSEL
Martha S. Pope               603.436.5152               Bingham McCutchen LLP
                                                        Boston, MA 02110
DISTRIBUTOR                  CUSTODIAN
Citizens Securities, Inc.    Fifth Third Bank           INDEPENDENT REGISTERED
One Harbour Place            Cincinnati, OH 45263       PUBLIC ACCOUNTING FIRM
Suite 400                                               PricewaterhouseCoopers LLP
Portsmouth, NH 03801                                    Columbus, OH 43215
800.223.7010
603.436.5152

Citizens Funds are distributed by Citizens Securities, Inc., Portsmouth, NH 03801 and are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

Citizens Funds(R) is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS , CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE CALL 800.223.7010 OR VISIT WWW.CITIZENSFUNDS.COM FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.


(C)  2005 CITIZENS ADVISERS, INC.                NOT A PART OF THE ANNUAL REPORT

ITEM 2.  CODE OF ETHICS.

(a) A code of ethics that applies to the registrant's principal executive officer and principal financial officer was previously filed as an exhibit to the registrant's annual Form N-CSR.
(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics.
(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Walter D. Bristol, Jr. and Orlando Hernandez, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Bristol and Hernandez are both "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed PricewaterhouseCoopers ("PWC") to serve as independent accountants to the series of the registrant.

    (a) Audit Fees. For the fiscal years ended June 30, 2004 and June 30, 2005, ("PWC") billed audit fees to the registrant in the amount of $142,000 and $138,600 respectively.

    (b) Audit Related Fees. None.

    (c) Tax Fees. For the fiscal years ended June 30, 2004 and June 30, 2005, PWC billed tax fees to the registrant in the amount of $32,000 and $36,960 respectively. The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

    (d) All Other Fees. None.

    (e)(1) The full audit committee preapproves the following:

        - all audit and permitted non-audit services to be provided the Funds, and

        - all permitted non-audit services to be provided by the Funds' independent accountant to the adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Funds, if the services relate directly to the operations and financial reporting of the Funds, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit, and except that preapproval is not required where the services would not need to be preapproved pursuant to applicable rules and regulations.

    (e) (2) For the fiscal years ended June 30, 2004 and June 30, 2005, 100% of all the fees in paragraph (b) through (d) of this Item were approved by the audit committee.

    (f) Not Applicable.

    (g) Not Applicable.

    (h) Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant of Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) A code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable.

(b) A certification of each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citizens Funds

By: /s/ Sophia Collier
    ----------------------
        Sophia Collier
        President

Date: August 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Sophia Collier
    -----------------------
        Sophia Collier
        President

Date: August 24, 2005

By: /s/ Sean P. Driscoll
    -----------------------
        Sean P. Driscoll
        Treasurer

Date: August 24, 2005